Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Execution Version

OFFSHORE DRILLING CONTRACT

BETWEEN

CIE ANGOLA BLOCK 21 LTD.

(“OPERATOR”)

AND

UNIVERSAL ENERGY RESOURCES INC.

(“CONTRACTOR”)

FOR THE

NEWBUILD SEMI-SUBMERSIBLE DRILLING RIG SSV CATARINA

(THE “RIG”)

DATED

July 30, 2012

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDICES

APPENDIX A	KEY TERMS

APPENDIX B	CONTRACTOR’S PERSONNEL

APPENDIX C	CONTRACTOR’S RIG AND EQUIPMENT

APPENDIX D	EQUIPMENT, SERVICES AND FACILITIES FURNISHED

APPENDIX E	RIG ACCEPTANCE CRITERIA

APPENDIX F	INSURANCE

APPENDIX G	OPERATOR’S MINIMUM HEALTH, SAFETY, SECURITY AND ENVIRONMENTAL REQUIREMENTS

APPENDIX H	CONTRACTOR’S FINAL RELEASE CERTIFICATE AND INDEMNITY

APPENDIX I	FORM OF FINAL LIEN AND CLAIM WAIVER

ii

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

OFFSHORE DRILLING CONTRACT

THIS OFFSHORE DRILLING CONTRACT (this “Drilling Contract”) is made and entered into as of this 30th day of July, 2012 (the “Effective Date”), by and between CIE Angola Block 21 Ltd., a company organized and existing under the laws of the Cayman Islands, having offices at Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024 (“Operator”), and Universal Energy Resources Inc., a company organized and existing under the laws of the British Virgin Islands, having offices at 325 Waterfront Drive, P.O. Box 985, Wickham’s Cay, Road Town, Tortola, British Virgin Islands (“Contractor”). Operator and Contractor may hereinafter be referred to individually as a “Party” or collectively as the “Parties”.

RECITALS

WHEREAS, Operator has the rights to explore for hydrocarbons in water depths of up to 2,000 meters offshore Host Country (the “Area of Operations”) (and other areas as may be mutually agreed by the Parties by amendment hereto), for which Operator desires to contract a deepwater drilling rig for the purpose of drilling oil and gas exploration, appraisal and/or development wells; and

WHEREAS, Contractor is engaged in the business of offshore, deepwater drilling and has the adequate resources and equipment in good working order and fully trained personnel capable of efficiently operating such equipment, and Contractor is willing to furnish the New-build Semi-Submersible Drilling Rig SSV CATARINA and associated equipment appurtenant thereto as set forth in Appendix C (collectively, the “Rig”); and

WHEREAS, Operator has agreed, subject to the terms and conditions of this Drilling Contract, to utilize the Rig for the term as specified herein; and

WHEREAS, Contractor is agreeable to conduct drilling for Operator in accordance with the terms and conditions of this Drilling Contract.

NOW, THEREFORE, Operator and Contractor, for and in consideration of the foregoing and of the mutual obligations, undertakings, premises and covenants herein contained, do hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1.                            Defined Terms

Capitalized terms used herein shall have the meanings set forth in this Section 1.1, unless the context requires otherwise.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)                                 “Act” has the meaning given in Section 18.12.

(b)                                 “Affected Party” has the meaning given in Section 8.9.

(c)                                  “Affiliate” means any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, another Person.  The term “control” and its derivatives with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(d)                                 “Applicable Anti-Corruption Laws” means, collectively, (i) the United States Foreign Corrupt Practices Act of 1977, as amended, (ii) the U.K. Bribery Act of 2010, as amended, (iii) the principles set out in the Organization for Economic Cooperation and Development Convention Combating Bribery of Foreign Public Officials in International Business Transactions, (iv) the principles set out in the United Nations Convention against Corruption, (v) the anti-corruption or anti-bribery laws of Host Country, and (vi) all other anti-corruption and/or anti-bribery laws, regulations and requirements of any jurisdiction applicable to Operator, Contractor or their respective Affiliates, whether by virtue of either Party’s jurisdiction of incorporation or by virtue of availing itself of the jurisdiction in which the Work is performed or provided under this Drilling Contract.

(e)                                  “API” means the American Petroleum Institute.

(f)                                   “Area of Operations” has the meaning given in the recitals to this Drilling Contract.

(g)                                  “BOP” means the Rig’s blowout preventer manufactured by Hydril Pressure Control, a GE Oil & Gas business.

(h)                                 “Capped Liabilities” has the meaning given in Section 18.13.

(i)                                     “Consequential Loss” has the meaning given in Section 8.9.

(j)                                    “Contractor” has the meaning given in the preamble to this Drilling Contract.

(k)                                 “Contractor Group” means Contractor, its Affiliates, and its and their respective managers, directors, officers, employees, consultants, representatives, invitees, agents and subcontractors of any tier.

(l)                                     “Contractor’s Items” means with respect to the provision of the Work, the Rig, equipment, spare parts, materials, expendables and other supplies and facilities related thereto owned, leased or hired by Contractor or to be provided by

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contractor as specified in Appendix C and Appendix D (except those items which are Operator’s Items).

(m)                             “Contractor’s Personnel” has the meaning given in Section 4.2(a).

(n)                                 “contractors” and “subcontractors” of a Party mean, respectively, such Party’s own contractors or subcontractors of any tier, [***]; provided that the terms “contractor” or “subcontractor” shall not, insofar only as used in relation to Operator, include Contractor or any of Contractor’s subcontractors or contractors.

(o)                                 “Critical Item” means an item that, without repair or remediation, prevents the safe and efficient performance of the Work.

(p)                                 “Demobilization Fee” has the meaning given in Appendix A, Section 1.1(b).

(q)                                 “Demobilization Point” means a location within the Host Country agreed by the Parties, except that, if the Rig is committed to another party in direct continuation after the completion of all Work for Operator on the last Designated Well, the Demobilization Point shall be one thousand feet (1000’) from the location of the last Designated Well.

(r)                                    “Designated Well” means any well designated by Operator to be drilled, tested, completed or, as necessary, plugged and abandoned by Contractor in accordance with the terms and conditions of this Drilling Contract, including any sidetrack or re-drill or re-completion thereof.

(s)                                   “drill” or “drilling” or “drilled” includes drilling, running casing, geological or mechanical sidetracking, completing, working-over, intervention, deepening, testing, pre-drilling surface holes, a relief well, batch setting casing strings, installation of sub-sea equipment, plugging, abandonment and related activities, as appropriate, unless specified otherwise.

(t)                                    “Drilling Contract” has the meaning given in the preamble to this Drilling Contract.

(u)                                 “Earliest Acceptance Date” has the meaning given in Section 2.4(d).

(v)                                 “Effective Date” has the meaning given in the preamble to this Drilling Contract.

(w)                               “Extension Term” has the meaning given in Section 2.8.

(x)                                 “First Extension Term” has the meaning given in Section 2.8.

(y)                                 “Force Majeure” means any event that: (a) renders a Party unable to comply with its obligations under this Drilling Contract; (b) is beyond the reasonable control of

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the affected Party; (c) does not result from the fault, negligence or intentional act of the affected Party or such Party’s failure to comply with applicable law or Good Industry Practices; and (d) could not have been avoided by the affected Party through the exercise of proper diligence including the expenditure of reasonable monies and/or taking reasonable precautionary measures, including (to the extent that such events satisfy the foregoing criteria), the following:

(i)                                     acts of God or the public enemy;

(ii)                                  expropriation or confiscation of license areas or drilling concessions;

(iii)                               expropriation, confiscation or nationalization of, or inability to export (only in the instance of a change in the Area of Operations pursuant to Section 7.2), facilities;

(iv)                              war, terrorism, rebellion, sabotage, riot, civil commotion, or insurrection;

(v)                                 fires, explosions (other than on the Rig, except to the extent caused by an event that would otherwise constitute a Force Majeure), hurricanes, tornados, floods, microbursts or other natural catastrophes;

(vi)                              actions or inaction of Governmental Authorities that render(s) illegal performance required in connection with the Work;

(vii)                           national labor strikes;

(viii)                        inability to obtain, or suspension, termination, adverse modification, interruption of, or inability to renew, any servitude, right of way, permit, license, consent, authorization or approval of any Governmental Authority having or asserting jurisdiction;

(ix)                              a change in any applicable law (other than one affecting only a tax payable by Contractor or any other cost of Contractor’s performance hereunder) that takes place after the Effective Date; and

(x)                                 injunctions issued by Governmental Authorities;

provided, however, Force Majeure shall not include:

(A)                               lack of finances;

(B)                               strikes or labor disturbances of any employer performing any of the Work, unless, as a result of any such strike or labor disturbance, there is no other Person capable and reasonably available to Contractor to perform such Work;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(C)                               shortages or price fluctuations with respect to Contractor’s Items;

(D)                               late delivery of Contractor’s Items, except to the extent caused by an event that would otherwise constitute a Force Majeure;

(E)                                economic hardship;

(F)                                 shortages of manpower, except to the extent caused by an event that would otherwise constitute a Force Majeure;

(G)                               delay or failure to perform of a subcontractor, except to the extent caused by an event that would otherwise constitute a Force Majeure;

(H)                              machinery or equipment breakdown, or damage to Contractor’s Items, except to the extent caused by an event that would otherwise constitute a Force Majeure; or

(I)                                   unavailability at the Project Sites of necessary water and other utilities, except to the extent caused by an event that would otherwise constitute a Force Majeure.

(z)                                  “Force Majeure Rate” has the meaning given in Appendix A, Section 1.2(e).

(aa)                          “Good Industry Practices” means, in respect of the Work: (a) the exercise of that degree of skill, diligence, prudence and foresight that reasonably would be expected from a reputable and prudent first-class international deepwater offshore drilling contractor in performing the Work or providing services similar to the Work and under conditions comparable to those applicable during performance of the Work in accordance with good deepwater oilfield practice; and (b) acting in accordance and compliance with all applicable laws and regulations.

(bb)                          “Governmental Authority” means any government and any political, judicial, administrative, executive or legislative subdivision thereof, including (a) any national, state, provincial, county, municipal, local or other governmental body, authority or agency, and (b) any governmental, regulatory, administrative, executive and judicial departments, courts, commissions, boards, bureaus, ministries, agencies or other instrumentalities exercising any administrative, regulatory, executive, judicial, legislative, police, arbitral or taxing authority or power having authority over any Party, any subcontractor or any officer or other official representative of any of the foregoing Persons.

(cc)                            “Gross Negligence” means any act or failure to act (whether sole, joint or concurrent) by any Person which was in reckless disregard of or wanton indifference to, harmful consequences such Person knew, or should have known,

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

such act or failure would have on the safety or property of another Person or on the environment, but shall not include any act, omission, error of judgment or mistake made in the exercise of good faith of any function, authority or discretion vested in or exercisable by such Person.

(dd)                          “Host Country” means the Republic of Angola.

(ee)                            “Host Country Content” means goods and services that are produced locally or rendered by citizens of Host Country.

(ff)                              “Host Country Taxes” means Taxes imposed by the Host Country.

(gg)                            “HSE Bridging Agreement” has the meaning given in Section 5.5(b).

(hh)                          “HWDP” means heavy weight drill pipe.

(ii)                                  “Import/Export Charges” means properly and lawfully payable customs or import or export duties, levies, taxes, assessments and fees (including any related fines, penalties and interest) and all other proper and lawful charges related to port or customs clearances or charged on the import or export of goods including pilotage, agent fees, brokerage fees, handling charges and port dues, which are charged in relation to Contractor’s Items or Operator’s Items, as applicable.

(jj)                                “Inspection Allowance” has the meaning given in Appendix A, Section 7.2(b)(iii).

(kk)                          “Latest Delivery Date” has the meaning given in Section 2.4(d).

(ll)                                  “Legal Dispute” means any dispute, controversy or claim, of any and every kind or type, whether based on contract, tort, statute, regulations or otherwise, arising out of, connected with, or relating in any way to this Drilling Contract, the relationship of the Parties, the obligations of the Parties or the operations carried out under this Drilling Contract, including any dispute as to the existence, validity, construction, interpretation, negotiation, performance, non-performance, breach, termination or enforceability of this Drilling Contract.

(mm)                  “Load-Out Period” has the meaning given in Section 2.4(b).

(nn)                          “Mobilization Fee” has the meaning given in Appendix A, Section 1.1(a).

(oo)                          “Non-critical Item” means an item relating to the performance of the Work other than Critical Items.

(pp)                          “Operating Rate” has the meaning given in Appendix A, Section 1.2(a).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(qq)                          “Operator” has the meaning given in the preamble to this Drilling Contract.

(rr)                                “Operator Group” means Operator, Operator’s co-lessees, co-license holders, joint venturers, and any Affiliates of the foregoing, and its and their respective managers, directors, officers, employees, consultants, representatives, invitees, agents and contractors and subcontractors of any tier (excluding Contractor and its contractors and subcontractors).

(ss)                              “Operator’s Items” means the equipment, material and services owned, leased or hired by Operator or to be provided by Operator as specified in Appendix D (except those items which are Contractor’s Items).

(tt)                                “Party” and “Parties” have the meaning given in the preamble to this Drilling Contract.

(uu)                          “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Authority or any other entity.

(vv)                          “Primary Term” has the meaning given in Section 2.7(c)(i).

(ww)                      “Prohibited Person” means (a) any public official (including any person holding a legislative, administrative or judicial office), (b) any person employed by or acting on behalf of a public agency, a public enterprise or a public international organization, (c) any officer or employee of a government, department, sub-division, agency or an entity controlled by a government (including any state-owned, stated-controlled or state-operated company), or any person acting in an official capacity on behalf of any such department, agency or entity, (d) any political party, (e) any official of a political party, (f) any candidate for political office or (g) any officer or employee of a public international organization.

(xx)                          “Project Sites” means the location of any Work to be carried out by Contractor and in relation to which Contractor carries out the Work pursuant to this Drilling Contract.

(yy)                          “Regardless of Cause” has the meaning given in Section 8.12(a).

(zz)                            “Repair Rate” has the meaning given in Appendix A, Section 1.2(c).

(aaa)                   “Rig” has the meaning given in the recitals to this Drilling Contract.

(bbb)                   “Rig Acceptance Criteria” means the criteria set forth in Appendix E.

(ccc)                      “Rig Acceptance Period” has the meaning given in Section 2.4(c).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ddd)                   “Rig Acceptance Testing” means those procedures, maneuvers, tests and other actions Contractor shall perform at Operator’s direction to evidence the Rig’s satisfaction of the Rig Acceptance Criteria.

(eee)                      “Rig Modification Cost” has the meaning given in Appendix A, Section 7.2(f).

(fff)                         “Rig Release” means that time when Operator provides notice to Contractor that all of the Work on the last Designated Well is ended and Operator’s Items have been offloaded from the Rig, and the Rig is underway at least one thousand feet (1000’) from the location of the last Designated Well.

(ggg)                      “Second Extension Term” has the meaning given in Section 2.8.

(hhh)                   “Sonangol Approval” has the meaning given in Section 2.1(a).

(iii)                               “Specifications” means the specifications set forth in Appendix C.

(jjj)                            “Standby Rate” has the meaning given in Appendix A, Section 1.2(b).

(kkk)                   “Taxes” means any tax and similar governmental charge, duty, impost, levy, fee or assessment, however denominated (including income tax, business asset tax, franchise tax, net worth tax, capital tax, estimated tax, withholding tax, use tax, gross or net receipt tax, sales tax, transfer tax or fee, excise tax, real and personal property tax, ad valorem tax, value added tax, payroll related tax, employment tax, unemployment insurance, social security tax, minimum tax, import and export taxes and other obligations of the same or a similar nature), together with any related liabilities, penalties, fines, additions to tax or interest, imposed by any Governmental Authority, including monetary corrections.

(lll)                               “Term Commencement Date” has the meaning given in Section 2.7(b).

(mmm)       “Third Party” means a Person other than any member of the Operator Group and Contractor Group.

(nnn)                   “U.S. Dollar” and “$” mean the currency of the United States of America.

(ooo)                   “Well-Control Bridging Agreement” has the meaning given in Section 5.5(c).

(ppp)                   “Willful Misconduct” means any act or failure to act (whether sole, joint or concurrent) by any Person which was intended to harm or cause damage to the safety or property of another Person or on the environment, but shall not include any act, omission, error of judgment or mistake made in the exercise of good faith of any function, authority or discretion vested in or exercisable by such Person.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(qqq)                   “Work” means the drilling and all other services, material, equipment, supplies, and personnel required to be performed, provided or furnished by Contractor pursuant to this Drilling Contract.

(rrr)                            “Zero Rate” has the meaning given in Appendix A, Section 1.2(d).

1.2.                            References and Rules of Construction

(a)                                 All references in this Drilling Contract to Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Appendices, Articles, Sections, subsections and other subdivisions of or to this Drilling Contract unless expressly provided otherwise.  The Appendices referred to herein are attached to and by this reference incorporated herein for all purposes.

(b)                                 Headings and titles appearing at the beginning of any Articles, Sections, subsections and other subdivisions of this Drilling Contract are for convenience only, do not constitute any part of this Drilling Contract, and shall be disregarded in construing the language hereof.

(c)                                  The words “this Drilling Contract,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Drilling Contract as a whole and not to any particular Article, Section, subsection or other subdivision unless expressly so limited.

(d)                                 Wherever the words “include,” “includes” or “including” are used in this Drilling Contract, they shall be deemed to be followed by the words “without limiting the foregoing in any respect.”

(e)                                  Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

ARTICLE II.
SONANGOL APPROVAL; THE RIG

2.1.                            Drilling Contract Subject to Sonangol Approval

(a)                                 The Parties expressly acknowledge that this Drilling Contract is subject to the formal approval of Sociedade Nacional de Combustíveis de Angola, E.P. (or any of its Affiliates) (the “Sonangol Approval”).  Should the Parties not receive the Sonangol Approval on or before October 31, 2012, this Drilling Contract shall automatically terminate (unless otherwise extended by the Parties by written amendment hereto).

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 Upon a termination of this Drilling Contract pursuant to Section 2.1(a), neither Party shall owe any payment (except as provided in Appendix A, Section 7.2(f)) or have any liability to the other, and this Drilling Contract shall be of no further force or effect.

2.2.                            Rig Construction

Contractor represents that the Rig has been constructed in accordance with the Specifications.

2.3.                            Import Permits and Controls

(a)                                 Contractor shall, with Operator’s reasonable assistance when requested, obtain and maintain any governmental permits, approvals and authorizations necessary or desirable to import the Rig into, and export the Rig out of, the Area of Operations and to move and operate the Rig within the Area of Operations.  Upon request by Operator, Contractor shall provide a certification and indemnity in the form of Appendix H certifying that no unauthorized sales, disposals or transfers have occurred and that all inspections, imports and exports of Contractor’s Items have complied with all Applicable Anti-Corruption Laws.

(b)                                 Contractor shall, with Operator’s reasonable assistance when requested, obtain all permits, consents, approvals, licenses, registrations to operate in Host Country and the waters offshore Host Country, and shall procure sufficient office and shorebase facilities onshore Host Country necessary to perform the Work in accordance with Good Industry Practice.  Upon request by Operator, Contractor shall provide a certification and indemnity in the form of Appendix H certifying that Contractor complied with all Applicable Anti-Corruption Laws in connection with its satisfaction of the obligations contained in this Section 2.3(b).

(c)                                  To the extent that Contractor’s costs to comply with the provisions of this Section 2.3 are directly caused by a change in the Area of Operations, Contractor shall be compensated by Operator for such costs in accordance with Section 7.2(b).

2.4.                            Arrival of Rig on Location

(a)                                 Contractor intends to take delivery of the Rig ex-yard at Okpo, South Korea on or about November 1, 2012.  Contractor shall then mobilize the Rig to the Host Country. Contractor shall invoice Operator for the Mobilization Fee on or after the Term Commencement Date but shall not be entitled to payment of the Mobilization Fee until the Term Commencement Date.

(b)                                 After the Rig has arrived in the Host Country and the Rig and Contractor have obtained all customs clearances, visa requirements, permits, consents, approvals

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and authorizations required from all Governmental Authorities in order to operate in and offshore the Host Country and perform the Work, Contractor shall conduct Rig load-out (the “Load-Out Period”).  The Load-Out Period shall be no longer than seventy two (72) hours, unless extended by Operator in its sole discretion.  Contractor shall be paid the Standby Rate for each day during the Load-Out Period provided that Contractor does not cause any undue delay or hindrance to the Rig load-out, in which case the Zero Rate shall apply during any such delay or hindrance.

(c)                                  After the Load-Out Period is complete, Operator shall have [***] (the “Rig Acceptance Period”) to perform the Rig Acceptance Testing.  The Rig Acceptance Testing will be conducted at a location within Host Country waters determined by Operator in its sole discretion.  Contractor shall provide Operator’s representatives with all access rights to the Rig and her equipment necessary for Operator to conduct the Rig Acceptance Testing.  Contractor shall be paid the Zero Rate for each day of the Rig Acceptance Period.  If Operator fails to complete the Rig Acceptance Testing during the Rig Acceptance Period, Contractor shall be paid the Standby Rate for such additional time Operator requires to complete the Rig Acceptance Testing; provided that if (i) Operator has not received sufficient access to the Rig or her equipment to conduct the Rig Acceptance Testing, or (ii) Contractor fails to assist Operator as necessary to complete the Rig Acceptance Testing, or otherwise causes any undue delay or hindrance to the Rig Acceptance Testing, then Contractor shall receive Zero Rate during the period that the Rig Acceptance Testing has been delayed due to any such delay or hindrance.  Operator shall notify Contractor as soon as reasonably practical of each Critical Item and Non-critical Item that requires repair or remediation by Contractor.  All repairs and remediation for Critical Items shall be at Contractor’s cost.  Prior to the Term Commencement Date, Contractor shall repair or remediate all Critical Items to Operator’s sole satisfaction and prepare a plan to repair or remediate all Non-critical Items to Operator’s sole satisfaction.  For the avoidance of doubt, prior to the Term Commencement Date, Contractor shall be paid the Standby Rate only during (x) the Load-Out Period, in accordance with Section 2.4(b), and (y) any such time in excess of the Rig Acceptance Period if Operator fails to complete the Rig Acceptance Testing during the Rig Acceptance Period for reasons other than those stated in Section 2.4(c)(i) and (ii) above.  Contractor shall be paid the Zero Rate at all other times prior to the Term Commencement Date, including the time required to repair or remediate Critical Items to Operator’s sole satisfaction and prepare a plan to repair or remediate Non-critical Items to Operator’s sole satisfaction.

(d)                                 Contractor shall provide the Rig to Operator, at Operator’s designated location, fully manned, having satisfied the requirements set forth in Section 2.7(b), ready to commence the Work after January 1, 2013 (the “Earliest Acceptance Date”),

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

but on or before March 31, 2013 (the “Latest Delivery Date”), unless otherwise mutually agreed by the Parties in writing.

(e)                                  Delay in Delivery

(i)                                     Should the Term Commencement Date not occur for any reason on or before the Latest Delivery Date, Operator will have the right to terminate this Drilling Contract (in accordance with Section 13.2.1(c)) at any time thereafter.

(ii)                                  Contractor’s delivery and provision of the Rig to Operator in accordance with this Article II is a condition of this Drilling Contract and a fundamental obligation of Contractor and, except as expressly provided in this Drilling Contract, Contractor shall not be excused from performance of its obligations for any reason whatsoever.

2.5.                            Drill Site Access and Bottom Survey

(a)                                 Operator shall provide Contractor with sufficient rights of ingress to and egress from the Designated Well locations, subject to reasonable procedures and any requirements of Governmental Authorities.  In the event of any restrictions or limitations on Operator which inhibit or impair such rights, Operator shall promptly advise Contractor in writing of the same.

(b)                                 Operator will be responsible for notifying Contractor of any obstructions, impediments, faulty bottom conditions or hazards to operations in the area of each drilling location or within the anchor pattern, including to wellheads, platforms, pipelines, cables, boulders and mud filled depressions.  Should Contractor be denied free access to a location as a result of Operator not notifying Contractor of any such matter, any time lost by Contractor as a result of such denial shall be paid for at the Standby Rate.  Operator will also provide Contractor with soil and sea bottom condition surveys at each drilling location hereunder adequate to satisfy Contractor’s marine surveyor.

2.6.                            Contractor’s Rig

(a)                                 The Rig shall be capable of operating in the Area of Operations in an efficient and safe manner, and in conformity with all applicable laws and the requirements of all relevant Governmental Authorities, in water depths up to 2,000 meters and of drilling to a measured depth of 7,200 meters.  At the Term Commencement Date, and throughout the term of this Drilling Contract, Contractor represents and warrants that the Rig shall:

(i)                                     comply with the Specifications;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(ii)                                  be registered under the flag of the Republic of Liberia and in the ownership of Contractor;

(iii)                               be classed by Det Norske Veritas (DNV) and certified “DNV 1A1 COLUMN STABILIZED DRILLING UNIT, DRILL, HELDK, E0, DYNPOS AUTRO VESSEL” without any recommendations or conditions affecting her class;

(iv)                              be maintained by Contractor with original equipment manufacturer parts or other spare parts as approved by Contractor’s engineering department;

(v)                                 be tight, staunch and strong, in thoroughly efficient order and proper working condition, and in every way fit, equipped and supplied for deepwater drilling operations and the uses and services contemplated in this Drilling Contract, with her machinery, pumps and navigational equipment fully functional and in good working order and condition;

(vi)                              have a full and efficient complement of drilling personnel for a Rig of her type and capabilities, in the number required by the laws of all applicable Governmental Authorities, and who shall have the knowledge, skills and abilities and who shall all be trained to operate the Rig and her equipment competently and safely and in accordance with Good Industry Practices; and

(vii)                           shall have on board all certificates, documents, approvals, permits, permissions and equipment required by the applicable classification society and any Governmental Authority as may be necessary to enable her to carry out all required operations under this Drilling Contract without delay or hindrance.

(b)                                 In performing the Work, Contractor shall utilize the Rig and the Rig shall be furnished in good condition for performance of the Work in accordance with Good Industry Practices at the time of commencement of operations hereunder and throughout the term of this Drilling Contract.  If Contractor fails to provide the Rig in compliance with the requirements of this Drilling Contract, Contractor is deemed to be in default of this Drilling Contract, and Operator may exercise all contractual remedies pursuant to Article XIII.

2.7.                            Effective Date, Acceptance and Commencement of Operations

(a)                                 Effective Date.  This Drilling Contract shall become effective upon the Effective Date, and the Primary Term of this Drilling Contract shall commence on the Term Commencement Date and continue until the completion of the Primary Term and any Extension Term or the earlier termination of this Drilling Contract.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 Term Commencement Date.  The “Term Commencement Date” shall be that date on which the Rig, in full conformity with the following requirements, is made available to Operator at the location designated by Operator pursuant to Section 2.4(d):

(i)                                     The completion of the Rig Acceptance Testing to determine compliance with the Rig Acceptance Criteria to Operator’s sole satisfaction;

(ii)                                  the completion of the repair or remediation by Contractor to Operator’s sole satisfaction of any Critical Items identified by Operator;

(iii)                               the preparation of a plan by Contractor to Operator’s sole satisfaction that has been agreed to by Operator to repair or remediate any Non-critical Items identified by Operator;

(iv)                              all customs clearances, visa requirements, permits, consents, approvals and authorizations required from all Governmental Authorities in order to operate in and offshore the Host Country and perform the Work have been obtained by Contractor;

(v)                                 Contractor shall have obtained office and shorebase facilities sufficient to perform the Work in accordance with Good Industry Practices;

(vi)                              the Rig is in compliance with all Host Country laws and regulations;  and

(vii)                           the Rig is fully manned in accordance with Section 4.2.

(c)                                  Primary Term and Termination Date.

(i)                                     The primary term of this Drilling Contract shall be for a firm period of three (3) years beginning on the Term Commencement Date (the “Primary Term”), as may be extended by the provisions of this Drilling Contract.  Unless extended or terminated pursuant to the other provisions of this Drilling Contract, the term of this Drilling Contract shall automatically end upon the later to occur of (A) the expiration of the Primary Term, (B) the expiration of any Extension Term, or (C) completion of Operator’s last Designated Well (drilled to its planned total depth, unless otherwise modified by Operator in its sole discretion) commenced during such term, or extension, when the Rig is moved to the Demobilization Point and all of Contractor’s Items have been loaded and all of Operator’s Items have been off-loaded, whereupon this Drilling Contract shall terminate.

(ii)                                  The Primary Term and any Extension Term shall be extended automatically from day to day for the time necessary to complete any particular well (drilled to its planned total depth, unless otherwise

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

modified by Operator in its sole discretion) or related operation in progress.

2.8.                            Extension

At Operator’s option, this Drilling Contract may be extended for a further term of one (1)  year (from the expiry of the Primary Term) (the “First Extension Term”), plus at Operator’s option, a further term (from the expiry of the First Extension Term, if opted for by Operator) of one (1) additional year (the “Second Extension Term”) (the First Extension Term and Second Extension Term, each an “Extension Term”).  Operator’s option for the First Extension Term must be exercised by written notice to Contractor on or before the date that is twenty two (22) months after the Term Commencement Date.  Operator’s option for the Second Extension Term must be exercised by notice to Contractor on or before the date that is thirty four (34) months after the Term Commencement Date.  During the Primary Term and any Extension Terms, Contractor shall not contractually commit the Rig to any other party while this Drilling Contract is in effect unless the relevant time period for Operator to exercise its respective options pursuant to this Section 2.8 has expired.  The terms of this Drilling Contract shall remain in effect and shall apply during any Extension Term; provided, however, that the Operating Rate applicable to the First Extension Term and the Second Extension Term, as applicable, shall be mutually agreed through good faith negotiations by the Parties.

2.9.                            Mobilization and Demobilization

(a)                                 Contractor shall mobilize the Rig and Contractor’s Personnel to the location designated by Operator pursuant to Section 2.4(d).  Contractor shall pay and be responsible for all risks, costs and expenses, unless otherwise specified in this Drilling Contract, until the Term Commencement Date.  Operator shall pay the Mobilization Fee to Contractor on or after the Term Commencement Date.  Operator shall be entitled to place its designated representative(s) aboard the Rig during such mobilization, and Contractor shall make available to Operator’s representative(s) all accommodations, provisions and requisites as Contractor supplies to the senior marine crew of the Rig.  Operator shall be entitled to conduct certain aspects of the Rig Acceptance Testing during mobilization provided such Rig Acceptance Testing does not interfere with the mobilization or safe operation of the Rig.

(b)                                 Contractor shall demobilize the Rig and Contractor’s Personnel from the last Designated Well location upon the earlier to occur of (i) the expiration of the Primary Term or, if applicable, any Extension Term, or (ii) the termination of this Drilling Contract pursuant to Section 13.1 or Section 13.2.  Contractor shall pay and be responsible for all risks, costs and expenses, unless otherwise specified in this Drilling Contract, necessary to move and demobilize the Rig from the last Designated Well location upon Operator’s notification to Contractor of Rig

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Release.  Operator shall pay the Demobilization Fee to Contractor on or after the date that the Drilling Contract terminates in accordance with Section 2.7(c)(i); provided that Operator shall not be required to pay the Demobilization Fee unless the Term Commencement Date has occurred.  Operator shall also not be required to pay the Demobilization Fee if, upon the termination of this Drilling Contract, Contractor has committed the Rig to another party in direct continuation after the completion of all Work for Operator on the last Designated Well.

ARTICLE III.
TERMS OF PAYMENT

3.1.                            Payment Amounts

(a)                                 Unless specifically provided elsewhere within this Drilling Contract, for the performance and completion of the Work, Operator shall pay, or cause to be paid, to Contractor the amounts provided in Appendix A at the times and in the manner specified therein and in this Article III.  Contractor shall be entitled to payments in accordance with this Article III when Contractor has complied with the terms and conditions of this Drilling Contract.

(b)                                 Operator shall, in addition, to the extent the below costs arise during the Load-Out Period or subsequent to the Term Commencement Date, pay to Contractor the actual amount (as documented by Contractor to Operator’s reasonable satisfaction) of:

(i)                                     the cost of any overtime paid by Contractor to Contractor’s Personnel in respect of the maintenance or repair on board the Rig of Operator’s Items or other overtime required by Operator, unless the maintenance or repair is required to remediate or repair damage caused by Contractor Group’s Willful Misconduct;

(ii)                                  Contractor’s costs associated with waiting on Operator furnished transportation or for time in excess of two (2) hours in transit to or from the Rig, or as a direct result of an act, instruction or omission of Operator;

(iii)                               in the event the Rig is taken into sheltered waters or harbor for inspection, repair, maintenance or structural defects, the related rig move costs and harbor expenses will be for Operator’s account, except if such action is occurring as a result of Contractor’s failure to conduct any Work in accordance with Good Industry Practices;

(iv)                              Contractor’s costs associated with evacuations and accommodations of personnel caused by adverse sea or weather or other hazardous conditions;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(v)                                 Contractor’s costs associated with moving Contractor’s Items and Contractor’s Personnel, and their personal effects, if Contractor is directed by Operator to change its Area of Operations; and

(vi)                              Contractor’s costs associated with demobilizing and remobilizing Contractor’s Personnel as requested by Operator.

3.2.                            Contractor Invoices

Contractor shall submit to Operator invoices, accompanied by copies of vouchers, records, receipts or other evidence as may reasonably be requested by Operator, within thirty (30) days of the end of each calendar month.  All invoices shall be rendered in U.S. Dollars, and invoices for expenses incurred in other currencies shall state the currency in which the expense was incurred and the rate of exchange used to convert to U.S. Dollars.  All rates of exchange shall be determined by reference to the London Financial Times edition published immediately prior to the date of the invoice.

3.3.                            Payment

(a)                                 Subject to the terms and conditions of this Drilling Contract, payment shall be made to Contractor within thirty (30) days following receipt of a properly supported invoice from Contractor.  Payment of any invoice shall not prejudice the right of Operator to question the correctness of any charges therein.  If Operator disputes an item, Operator shall notify Contractor of the item disputed, specifying the reason therefore, and payment of the disputed amount may be withheld until settlement of the dispute.  Or, at Operator’s sole option, any disputed amount may be paid without waiver of the right to seek reimbursement for such amounts.  However, timely payment shall be made of any undisputed portion.  Subject to this right, any undisputed payments or payments of disputed amounts resolved in Contractor’s favor which are not made within thirty (30) days as aforesaid shall bear interest calculated at the average rate (for the period of delayed payment) of one-year U.S. Dollar London InterBank Offered Rate (as published by the British Bankers Association) plus one percent (1%).  Operator and Contractor shall endeavor to resolve any disputed item in a timely manner, and when resolved, payment shall be made forthwith.  Payment of any amounts by Operator shall not be deemed a waiver of Operator’s or Contractor’s rights under this Drilling Contract.

(b)                                 If Operator, at any time, incurs costs which, under the provisions of this Drilling Contract, are for Contractor’s account or Operator is otherwise entitled to recover from Contractor, Operator may invoice Contractor for such costs and Contractor shall pay Operator within thirty (30) days following receipt of a properly supported invoice from Operator.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)                                  Neither the presentation nor payment or non-payment of an individual invoice shall constitute a settlement of a dispute, an accord and satisfaction, a remedy of account stated, or otherwise waive or affect the rights of the Parties.

(d)                                 As an express condition precedent to Operator’s obligation to make final payment to Contractor under this Drilling Contract, Contractor must furnish Operator with an unconditional final lien and claim waiver, waiving and fully releasing Operator from any lien or claim to compensation in connection with the Work performed hereunder, in the form of Appendix I, and under signature of Contractor’s in-country manager or other, more senior manager.

(e)                                  Any amounts paid by Operator to Contractor hereunder shall be for services actually rendered, and no part of any such amounts paid to Contractor hereunder or any other funds of Contractor shall, directly or indirectly, be paid to, or accrue for the benefit of, any official, agent or employee of, or in any manner connected with, any government (federal, regional, provincial or local) or any political subdivision, ministry, agency or authority thereof, or a political party or an officer, agent or employee of a political party, or a candidate for political office, or a director, officer, employee or shareholder of any customer or prospective customer of Operator, when such payment would be illegal under the laws of the United States, the United Kingdom, the Host Country or in the jurisdiction where the Work is performed.

3.4.                            Contractor’s Records; Audit

Contractor shall maintain a complete and accurate set of records pertaining to all aspects of this Drilling Contract.  Operator, in order to verify that all the terms and conditions of this Drilling Contract have been complied with, shall have the right, upon three (3) days advance notice and during normal business hours and at Operator’s sole expense, to inspect and audit at Contractor’s place of business, any and all such records within a period of twenty-four (24) months after the year of termination of this Drilling Contract; provided that Contractor shall have the right to exclude any trade secrets, formulae or processes from such inspection and audit, except to the extent they relate directly to payments or reimbursements in accordance with this Drilling Contract; in such case, Operator shall agree in writing to hold such information confidential.

3.5.                            Customs or Excise Duties, Levies, Taxes, Assessments and Fees

Operator shall pay all Import/Export Charges imposed on Operator’s Items by any Governmental Authority.  Contractor shall pay all Import/Export Charges imposed on Contractor’s Items by any Governmental Authority; provided, however, that, when applicable, Operator shall provide Contractor with exoneration letters or other documentation that Operator may provide and Contractor may utilize pursuant to Host

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Country laws to mitigate, lessen or eliminate Import/Export Charges imposed on Contractor’s Items.

3.6.                            Duties, Levies, Taxes, Assessments and Fees

(a)                                 Incurred Outside of Host Country.  Contractor shall be responsible for all Taxes (including any related fines, penalties and interest) directly or indirectly imposed on or incurred by Contractor, Contractor’s Items or Contractor’s employees, subcontractors and suppliers and their respective employees, arising, directly or indirectly, out of the performance of Contractor’s obligations under this Drilling Contract, including the Work (excluding materials owned and titled to Operator) by any Governmental Authority outside of the Host Country.  Contractor agrees to be responsible for and hold harmless and indemnify Operator from any and all claims and liabilities with respect thereto.

(b)                                 Incurred in the Host Country for Contractor’s Account.

(i)                                     Contractor shall be responsible for reporting, filing, withholding and paying all Host Country Taxes (including any related fines, penalties and interest) imposed directly or indirectly on Contractor’s employees as a result of Contractor’s employees’ performance of this Drilling Contract, including the Work, in the Host Country.

(ii)                                  Contractor shall ensure that its subcontractors and their employees shall be solely responsible for reporting, filing, withholding and paying all Host Country Taxes (including any related fines, penalties and interest) imposed directly or indirectly on subcontractors and their employees as a result of the subcontractors’ performance of this Drilling Contract, including the Work, in the Host Country.

(iii)                               When required by applicable law, Contractor shall withhold the applicable Host Country amounts from payments made to Contractor’s subcontractors for services performed for Contractor in the Host Country and pay such withholdings to the appropriate Governmental Authority of Host Country.  Any related fines, penalties or interest arising from Contractor’s failure to withhold from subcontractors according to the law of the Host Country or pay to the appropriate Governmental Authority of Host Country shall be for the account of Contractor.  Operator has the right to engage a Third Party auditor to audit Contractor’s withholding to ensure correct withholding has been made and the amounts have been transferred to the appropriate Governmental Authority of Host Country.

(iv)                              Contractor shall be solely responsible for reporting, filing and paying all other Host Country Taxes (including any related fines, penalties and

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

interest) which are assessed to Contractor by the appropriate Governmental Authority having jurisdiction other than as provided in Section 3.5 and Section 3.6(c).

(c)                                  Incurred in the Host Country for Operator’s Account.  Operator may be required by law of the Host Country to withhold Host Country Tax (including contributions for training of Host Country personnel pursuant to Decree 20/82 dated April 17, 1982, Executive Decree 124/82 dated December 31, 1982, and other related regulations) from payments made to Contractor in respect of Contractor’s performance of its obligations under this Drilling Contract, including the Work, in the Host Country (or waters offshore of the Host Country).  In such case, Operator shall withhold the applicable Host Country amounts from payments made to Contractor or its Affiliates and pay such withholding to the appropriate Governmental Authority of the Host Country.  Operator shall provide Contractor with an official tax certificate showing taxes paid to Governmental Authorities on Contractor’s behalf.  Any related fines, penalties or interest arising from Operator’s failure to withhold from Contractor according to the law of the Host Country or pay to the appropriate Governmental Authority of the Host Country shall be for the account of Operator.

(d)                                 Taxes Included in Operating Rate.  For the avoidance of doubt, the following Host Country Taxes are included as part of the Operating Rate amount set forth in Appendix A:

(i)                                     Import/export duty tax (1%);

(ii)                                  Deemed profits tax (5.25%); and

(iii)                               Training tax (0.5%).

Operator shall not be required to make any additional payments to Contractor with respect to the Taxes described in this Section 3.6(d).

3.7.                            Variation of Rates

(a)                                 Provided that no revision of the rates listed below shall occur more than once during any [***] month period, the rates and payment herein set forth shall be revised by the actual amount of the change in Contractor’s cost (as documented by Contractor to Operator’s reasonable satisfaction)  if an event described below occurs or if the cost of any of the items hereinafter listed shall increase (as documented by Contractor to Operator’s reasonable satisfaction) by more than the amount which may be indicated below from Contractor’s cost thereof on the Effective Date or by the same amount after the date of any revision pursuant to this Section 3.7:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(i)                                     if Contractor’s labor costs, including all payroll burden and benefits paid by Contractor for its employees;

(ii)                                  if Operator requires Contractor to increase the number of Contractor’s Personnel;

(iii)                               if it becomes necessary for Contractor to change the work schedule of Contractor’s Personnel as a result of a change in the Area of Operations;

(iv)                              if the cost of insurance premiums increases by [***] or more;

(v)                                 if the cost of catering increases by [***] or more; or

(vi)                              the rates listed herein shall be increased for costs other than Taxes and those listed above on the Term Commencement Date and at twelve (12) month intervals thereafter based on changes in the Bureau of Labor Statistics Oil Field and Gas Field Drilling Machinery Producer Price Index (Series ID WPU119102) as published by the U.S. Department of Labor from that reported for the month of the Effective Date.  Said rates shall be increased proportionately by the percentage specified in Appendix A for each change of [***] in said Index.

3.8                               Change in Regulations

The rates and payments due to Contractor pursuant to this Drilling Contract may be revised or adjusted by the actual amount of change in Contractor’s cost if Contractor’s costs increase due to a change in any applicable laws, rules or regulations, or interpretation or enforcement thereof, by Governmental Authorities in the Host Country, provided that (A) such cost increase is not more than [***] of the amount of the affected rate or payment, and is documented by Contractor to Operator’s satisfaction, (B) such cost increase is due solely to Contractor’s necessary efforts to comply with the change in (or interpretation or enforcement of) applicable laws, rules or regulations, (C) such change in (or interpretation or enforcement of) applicable laws, rules or regulations does not increase Contractor’s profits, and (D) upon Operator’s request, the Parties shall meet to discuss and agree upon when such rate increase shall be applicable given the particular facts and circumstances of the change in (or interpretation or enforcement of) applicable laws, rules or regulations.  For any change described in this Section 3.8 that may result in an increase of Contractors’ costs in an amount that is more than [***] of the amount of the affected rate or payment, the Parties shall meet to discuss the particular facts and circumstances of such change.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE IV.
EQUIPMENT, SERVICES AND PERSONNEL

4.1.                            Contractor’s Rig and Equipment

(a)                                 Contractor shall, at its own expense, furnish Contractor’s Items.  Additionally, Contractor shall provide, at its own cost, materials, equipment, services, personnel, consumables, spares and facilities not identified herein, but which are required for the Work and which are customarily or necessarily provided by a deepwater drilling contractor furnishing a deepwater drilling rig in the Area of Operations, in accordance with Good Industry Practices and in order to allow uninterrupted operations in a timely manner and in full compliance with this Drilling Contract.

(b)                                 In support of the Work to be performed by Contractor in the Area of Operations, and in consideration for the remuneration to be paid by Operator hereunder, Contractor shall be responsible for providing, at its sole cost and expense, all supporting services, supplies and other logistical items whatsoever which may be required, by the laws, regulations, orders and other directives of any Governmental Authority, to be procured from local vendors, suppliers and other Persons as necessary for the performance of Work in accordance with this Drilling Contract.

(c)                                  Contractor shall, in accordance with the Rig Acceptance Criteria, load and function test components and systems as described in Appendix E.

(d)                                 Prior to the Term Commencement Date, Contractor, at its expense, shall provide mill certificates and certificates of the mill inspections, for Contractor’s furnished new drill pipe, HWDP, drill pipe pup joints, subs, inside BOPs, lower kelly valves, drill collars, subs and similar items, to T. H. Hill & Associates Drill Pipe Inspection Standards, DS-I, Category 5.  Contractor’s furnished drill pipe, HWDP, drill pipe pup joints, subs, inside BOPs, lower kelly valves, drill collars, subs and similar items shall be in accordance with API Spec 5, API Spec 7 and API RP7G.  Operator may, at its option and expense, have a Third Party quality assurance representative re-inspect such items.  Any equipment failing the initial inspection, or any re-inspection, shall be repaired or replaced at Contractor’s expense.

(e)                                  Prior to the Term Commencement Date, Contractor, at its expense, shall provide Third Party inspection certificates for Contractor’s furnished used drill pipe, HWDP, drill pipe pup joints, subs, inside BOPs, lower kelly valves, drill collars, subs and similar items, to T. H. Hill & Associates Drill Pipe Inspection Standards, DS-I, Category 5.  Contractor’s furnished drill pipe, HWDP, drill pipe pup joints, subs, inside BOPs, lower kelly valves, drill collars, subs and similar items shall be

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in accordance with API Spec 5, API Spec 7 and API RP7G.  Operator may, at its expense, have a Third Party quality assurance representative present during the inspection.  Any equipment failing this initial inspection shall be repaired or replaced at Contractor’s expense.

(f)                                   Prior to the Term Commencement Date, Contractor, at its expense, shall provide all databooks for new riser.

(g)                                  Prior to the Term Commencement Date, Contractor shall inspect any non-new riser, with said inspection to be performed in accordance with API RP16Q.  Contractor shall provide Operator a copy of the results of the inspection.  Any equipment failing this initial inspection shall be repaired or replaced at Contractor’s expense.

(h)                                 Prior to the Term Commencement Date and periodically thereafter at the direction of Operator or pursuant to laws or regulations of the applicable Governmental Authority, Contractor shall inspect the BOP, with said inspection to be performed in accordance with any governmental regulation or interpretation thereof for API RP 53 (and as updated or amended), as of the date of said inspection.  Contractor shall provide Operator with a copy of the results of the inspection.  Any equipment failing such inspection shall be repaired or replaced at Contractor’s expense.

(i)                                     If during the drilling of any Designated Well, Contractor’s drill string (inclusive of drill pipe, HWDP, drill collars, subs and similar items) should have excessive failures due to any cause, Operator shall have the right to require Contractor, at Contractor’s expense, to have failed components, in use or to be used, inspected to the aforementioned standards.  Contractor shall provide Operator a copy of the results of the inspections.

(j)                                    Contractor shall procure shorebase space to facilitate the performance of the Work at the operating base specified in Appendix A, Section 2.

4.2.                            Contractor Personnel

(a)                                 Contractor shall furnish, at Contractor’s cost, the personnel in the numbers, classifications and work schedules as set forth in Appendix B (“Contractor’s Personnel”).

(b)                                 Contractor’s Personnel shall have the knowledge, skills and abilities to perform their assigned tasks and shall be trained, licensed and certified as required by all applicable laws, rules and regulations.  Contractor represents that it and its subcontractors performing the Work have and will maintain all applicable licenses

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and certifications necessary for the performance of the Work.  Contractor shall verify all relevant qualifications of Contractor’s Personnel.

(c)                                  Contractor shall have roustabout crews available on the Rig to load and unload boats from the Rig and perform other labor on a twenty-four (24) hour basis, together with a catering crew sufficient to provide room and board for all persons on board the Rig.

(d)                                 Operator may, at any time, with Contractor’s approval, not to be unreasonably withheld, require Contractor to increase the number of Contractor’s Personnel.  Such additional personnel shall be provided at the rates per day specified in Appendix B.  Contractor shall seek approval of Operator prior to changing out key personnel which shall not be unreasonably withheld.

(e)                                  If, with Operator’s consent, Contractor’s Personnel are reduced, Operator shall be credited with the savings thereby resulting.

(f)                                   For any day that Contractor fails to provide the numbers and classification of Contractor’s Personnel specified in Appendix B, the rate at which Contractor is being paid for such day shall be reduced by an amount equivalent to the amount of wages and employee benefits which would have otherwise have been paid for such personnel, subject to Contractor being allowed a reasonable period of time to replace Contractor’s Personnel, which shall not exceed ninety-six (96) hours (except in the case of Force Majeure or other severe weather which would prevent reasonable means of transportation); provided, however, no reduction shall apply for missing Contractor’s Personnel due to medical reasons or reasons of compassion.

(g)                                  Contractor shall remove and replace in a reasonable time any of Contractor’s Personnel if Operator so requests in writing and if Operator can show reasonable grounds for its request.  Operator shall remove and replace in a reasonable time any of Operator’s personnel on the Rig if Contractor so requests in writing and if Contractor can show reasonable grounds for its request.

(h)                                 Contractor shall comply, at its sole cost and expense, with any and all laws, regulations, orders, directives or other requirements of any applicable Governmental Authority for the hiring of citizens of any applicable country to perform technical, labor or other services for Contractor in conjunction with the Work to be performed for Operator.  Contractor shall promptly provide, upon Operator’s request, details on Contractor’s Personnel employed by Contractor and their respective residences when employed.

(i)                                     Contractor shall make its own arrangements for the engagement of Contractor’s Personnel, local or otherwise, and for their compensation and onshore transport

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(except as provided in Section 3.1(b)(iv)), housing, maintenance, board and lodging, and all other associated costs and support.

(j)                                    Contractor shall notify Operator immediately of any proposed or actual stoppages of work, industrial disputes or other labor matters affecting or likely to affect the carrying out or completion of the Work.  When requested by Operator, Contractor shall supply to Operator other information in connection with the Work relating to industrial relations, including minimum rates of pay, allowances, amenities, working hours, periods of unpaid leave and overtime.

4.3.                            Contractor Services

(a)                                 At the written request of Operator, Contractor shall provide, for the account of Operator, any of the equipment, facilities, materials or supplies that Operator is obligated to furnish hereunder on a reimbursable basis plus a handling fee as specified in Appendix A, Section 1.3.  Items so provided shall continue to be classified as Operator’s Items pursuant to the provisions of this Drilling Contract.  If Operator requests services as set forth herein, Contractor agrees that it will obtain the written approval of Operator before contracting for same at rates in excess of those charged for comparable services on similar operations.

(b)                                 Operator places prime importance on Host Country Content and requires that Contractor and its subcontractors actively pursue the highest level of Host Country Content that is practicable in performance of the Work.  In addition, Contractor shall comply with what is established in Law-Decree Nr. 17/09 of June 26 and the regulations, Law-Decree No. 127/03 of November 25 and the regulations, and all other applicable Host Country laws and regulations in respect of the local preference and employment and training of relevant personnel.

(c)                                  In performing the Work, Contractor shall:

(i)                                     contract with Host Country subcontractors as long as their performance is equal to that on the international market and the price of their services, when subject to the same tax charges, are no more than ten percent (10%) higher than the prices of international items, before Host Country customs duties, but after the respective costs of transportation and insurance have been included; and

(ii)                                  acquire materials, equipment, machinery and consumable goods of Host Country production insofar as their quality and delivery dates are equal to such items available on the international market and the prices for such Host Country items, before Host Country customs duties, but after the respective costs of transportation and insurance have been included.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.4.                            Operator Equipment, Services and Facilities

(a)                                 Operator shall furnish at its cost (or shall reimburse Contractor for furnishing), the equipment, facilities, materials or supplies specified in Appendix D.

(b)                                 Contractor shall visually examine, before using, all equipment, facilities, materials, or supplies furnished or obtained by Operator for the operations herein and shall report to Operator any apparent defects therein, and Contractor shall not use any such defective equipment, facilities, materials or supplies.

(c)                                  Upon termination of this Drilling Contract, Contractor shall return to Operator all equipment, facilities, materials or supplies received by Contractor from Operator or purchased by Contractor for Operator’s account and not consumed, lost or damaged in the operations in the same condition as received, ordinary wear and tear excepted, and Contractor shall be reimbursed by Operator for any shipping costs incurred and paid by Contractor to deliver such equipment, facilities, materials or supplies.

(d)                                 Operator shall be responsible, at its cost, for the maintenance and repair of all Operator’s Items onboard the Rig that Contractor cannot maintain or repair with Contractor’s normal complement of Contractor’s Personnel and Contractor’s Items.  For purposes of clarity, Operator shall be responsible for all spare parts, equipment and supplies required to repair Operator’s Items.

(e)                                  Operator shall be responsible for obtaining all consents, licenses, approvals, permits or permission necessary pursuant to applicable laws, rules and regulations to perform its obligations under this Drilling Contract.

ARTICLE V.
PERFORMANCE OF THE WORK

5.1.                            General

Contractor shall carry out the Work and conduct the drilling operations, as well as tasks normally associated therewith, in accordance with the requirements of this Drilling Contract and according to the specifications and instructions issued by Operator from time to time, consistent with the HSE Bridging Agreement, the Well-Control Bridging Agreement, and all applicable laws and regulations.  Such instructions shall, if Contractor so requires, be confirmed in writing by the authorized representative of Operator.  Contractor shall notify Operator if performance of the Work according to the specifications and instructions issued by Operator would exceed the capabilities of the Rig and/or would be contrary to Contractor’s policies and procedures and all applicable laws and regulations.  Each well drilled shall be commenced without delay (unless such delay is ordered by Operator) after operations are completed at the previous well, if any.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contractor shall be responsible for the operation of the Rig, including moving operations and positioning on drilling locations as required by Operator.  Operations under this Drilling Contract will be performed on a twenty-four (24) hour per day basis.  Operator shall not require Contractor to exceed the following minimum or maximum water depths or maximum well depths set forth in Appendix A, Section 4.

5.2.                            Drilling of Wells

Contractor agrees to drill each well to the depth specified by Operator, and to perform other operations pursuant thereto.

5.3.                            Drilling Fluids

Contractor agrees to use reasonable efforts at all times to keep the wells under control and for the prevention and control of blowouts in accordance with Good Industry Practices.  Operator shall have the right to specify the type and characteristics of drilling fluids, and Contractor agrees to have the drilling fluids conform to such specifications.  During the drilling of any well, and as often as it desires, Operator shall have the right to have made any test of drilling fluids.  Contractor shall use reasonable efforts to comply with the drilling fluid program of Operator.  Operator shall provide Contractor with these programs reasonably in advance of the spud date of each well to be drilled hereunder.

5.4.                            BOP Maintenance and Testing

Contractor shall maintain blowout preventer assemblies and control equipment as described in Appendix C in good operating condition and in accordance with all applicable laws, regulations, API standards and recommendations and Good Industry Practices.  Contractor shall test blowout preventer assemblies, surface control equipment and accessories, such as flow lines, valves, choke manifolds and connections, to pressures as required by Operator’s representatives (but not to exceed manufacturer’s recommended field test pressures), and not less frequently than as required by current regulations in effect.  Contractor shall use kelly saver sub protectors and shall use drill pipe casing protectors for surface casing of an approved type in compliance with Operator’s requirements.

5.5.                            Environmental, Health and Safety

(a)                                 Contractor shall observe all applicable environmental, health and safety rules and regulations for the Work and shall also have in place policies that meet or exceed the environmental, health and safety rules as outlined in Appendix G.  Contractor shall inform its contractors and subcontractors, and all members of Contractor Group, regarding all such environmental, health and safety rules and regulations, and all safety meetings and drills conducted shall be entered on the IADC-API Daily Drilling Report.  Contractor shall furnish such additional safety reports and

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

records as Operator may request.  It is Contractor’s responsibility to adopt, implement and enforce policies, plans and procedures that affect Contractor’s employees, representatives and agents, and those of its contractors and subcontractors.  Contractor shall provide safety performance evaluations to Operator and, as required, to applicable Governmental Authorities.  Contractor shall, throughout the term of this Drilling Contract, maintain a safety management system and provide same to Operator.

(b)                                 Operator and Contractor shall execute a mutually agreeable bridging document to address the interface of Contractor’s safety management system with Operator’s environmental, health and safety requirements and Operator’s Safety and Environmental Management System program for its facilities and operations offshore Host Country (the “HSE Bridging Agreement”).  The HSE Bridging Agreement must be executed prior to the commencement of any offshore activity under this Drilling Contract (and not later than December 14, 2012) and, when Contractor is performing Work offshore Host Country, Contractor shall operate according to the HSE Bridging Agreement.

(c)                                  Operator and Contractor shall execute a mutually agreeable bridging document in to address the interface of Contractor’s well-control policy and procedures with those of Operator for its facilities and operations offshore Host Country (the “Well-Control Bridging Agreement”).  The Well-Control Bridging Agreement must be executed prior to the commencement of any offshore activity under this Drilling Contract (and not later than December 14, 2012) and, when Contractor is performing Work offshore Host Country, Contractor shall operate according to the Well-Control Bridging Agreement.

5.6.                            Samples of Cuttings and Cores

Contractor shall save and identify cuttings and cores, as designated by Operator, free from contamination, and place them in separate containers which will be furnished by Operator, with such cuttings and cores to be treated in a confidential manner and delivered only to the designated representatives of Operator.

5.7.                            Abnormal Drilling Conditions and Well Control

In the event of any difficulty arising which precludes either drilling ahead under reasonably normal procedures or the performance of any other operations planned for a well, Contractor may suspend the work in progress and shall immediately notify the representative of Operator, in the meantime exerting reasonable effort in accordance with Good Industry Practices to overcome the difficulty.  In the event Contractor is required to drill a relief well(s) or to undertake well control activities, such operations may be subject to the consent of, and additional conditions imposed by, Contractor’s underwriters.  Any additional premiums and all deductibles shall be for Operator’s account during such

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

operations, unless the requirement that Contractor drill a relief well(s) or undertake well control activities arises from or is contributed to in whole or in part by Contractor Group’s Willful Misconduct.

5.8.                            Installations of Wellhead Equipment

Contractor, at Operator’s request, shall install, in accordance with Good Industry Practices and in a manner satisfactory to Operator, subsea wellheads and all other usual and customary associated equipment and connections furnished at the wells by Operator, and Operator shall pay the Operating Rate for such Work, including Rig time for testing the wells to the satisfaction of Operator.

5.9.                            Producing Formations

Contractor shall notify Operator’s representatives immediately upon discovery of any oil or gas bearing formation that becomes known to Contractor.

5.10.                     Measurement of Pipe

Contractor shall measure with a steel tape the total length of drill pipe in service before setting each string of casing or liner at total depth of the hole and at other times as specified by Operator, and Contractor shall promptly record all such measurements in Contractor’s IADC-API Daily Drilling Report.

5.11.                     Additional Obligations of Contractor

Contractor shall:

(a)                                 Use and operate the Rig and Contractor’s Items within manufacturer’s recommended operating limits in order to maintain safety and Good Industry Practices.

(b)                                 Preserve all thread protectors on casing, tubing, rental tools or other equipment furnished by Operator.  All threads shall be cleaned and pipe thread grease shall be used in making all pipe connections.

5.12.                    Rig Operational Limits

(a)                                 The Rig shall comply with all applicable laws, rules and regulations in effect on the Term Commencement Date, and during the term hereof, including those promulgated by the Rig’s flag state and Governmental Authorities.

(b)                                 Contractor shall be solely responsible for the operation and control of the Rig, and shall have final authority regarding the safety and operation of all systems and Contractor’s Personnel, including the supervision of moving operations, the

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

positioning of the Rig at any Designated Well site and the movement of the Rig.  The exercise of Contractor’s authority shall include making the final decisions regarding:

(i)                                     Sea and wind or other conditions which permit safely positioning the Rig on location, and departing the location, and conducting operations at the location.

(ii)                                  Preparing the Rig for moving.

(iii)                               Sea and wind or other conditions under which the Rig may be prepared for moves conducted between locations.

(iv)                              Sea and wind or other conditions existing or impending under which the Rig shall be moved to sheltered waters.

(v)                                 Selection of safe routes and safe water depths during moving or infield moves with BOPs and riser deployed, with the final decision regarding same to be made by Contractor’s senior, shore-side management.

(vi)                              Utilization of anchors to properly position the Rig on location and when departing a location, if required.

(vii)                           Selection and/or approval of necessary acoustic and/or underwater station keeping devices and services and the utilization thereof.

(viii)                        Existing or impending wind, wave and current conditions or any combination thereof which will cause normal operations to be suspended and require the well or riser to be secured in order to ready the Rig for moving to a safe location, or to prevent pollution.

(ix)                              Evacuation or movement of the Rig due to weather conditions or pending weather conditions, provided the well then being drilled is secured.

(c)                                  The exercise of Contractor’s authority under this Section 5.12 shall not affect Contractor’s right to be paid at the applicable rate for any waiting time or other Rig time in which Contractor’s judgment is in accordance with Good Industry Practices and is reasonable under the circumstances for preservation of the Rig and safety of personnel thereon.  Contractor agrees to consult with Operator and give reasons for any action that causes delays and waiting time.  However, Contractor’s judgment in such matters shall be final.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.13.                     The Drilling Program

Subject to Section 5.12(b), Contractor shall follow Operator’s instructions with respect to Operator’s drilling program or the written instructions provided by Operator.  Operator shall provide Contractor with a copy of Operator’s drilling program, and any other information reasonably requested in writing by Contractor, reasonably in advance of the spud date of each Designated Well to be drilled hereunder.

5.14.                     Standards and Compliance with Law

Contractor represents and warrants:

(a)                                 that Contractor’s contractors and subcontractors, and its and their respective employees, will adhere to all posted safety rules and regulations and the matters set forth in the HSE Bridging Agreement and the Well-Control Bridging Agreement;

(b)                                 that it has established written safety rules and regulations and that Contractor’s contractors and subcontractors, and its and their respective employees, will be fully informed of and will adhere to such safety rules and regulations;

(c)                                  that it (i) has provided Contractor’s contractors and subcontractors, and its and their respective employees, with the knowledge, skills and abilities to perform the Work in a safe and competent manner, (ii) does or will provide continuance training for Contractor’s contractors and subcontractors, and its and their respective employees, to perform the Work in a safe and competent manner, (iii) will institute a methodology to verify the knowledge, skills and abilities of each of Contractor’s contractors and subcontractors, and its and their respective employees, and (iv) will provide verification of such knowledge, skills and abilities to Operator upon request;

(d)                                 Contractor will deliver to Contractor’s contractors and subcontractors, and its and their respective employees, copies of Contractor’s policies and procedures, the HSE Bridging Agreement, and the Well-Control Bridging Agreement, and all of Contractor’s subcontractors utilized in the performance of the Work will be formally assessed and approved regarding compliance with the HSE Bridging Agreement and the Well-Control Bridging Agreement prior to accessing the Rig;

(e)                                  business will be conducted in English;

(f)                                   key personnel and all supervisors can read, write and speak fluent English;

(g)                                  invoices, procedures and operating manuals will be in English;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(h)                                 that all Contractor’s Personnel act in accordance with all applicable laws and regulations (including immigration laws) and are in possession of any required valid work permit for the duration of this Drilling Contract.  Copies of all such permits will be submitted to Operator upon request; and

(i)                                     that Contractor for itself and on behalf of its Affiliates, agents, employees and subcontractors will comply by the terms and provisions of the HSE Bridging Agreement and the Well-Control Bridging Agreement.

ARTICLE VI.
REPORTS TO BE FURNISHED BY CONTRACTOR

6.1.                            Drilling Reports

Contractor shall each day furnish Operator’s designated representative two (2) signed copies of daily drilling reports in detail on standard IADC-API Daily Drilling Report form, or equivalent, furnished by Contractor, and Contractor agrees to maintain copies of the Daily Drilling Reports for a minimum of two (2) years.  This report shall specifically include details of time breakdown on all operations and a clear description of all operations, including lost time, repairs, difficulties, accidents, measurements of pipe, mud material used each day (both bulk and sack), diesel inventory, complete bit information, as well as bulk cement used each day, and tests and properties of drilling fluids each tour.  Contractor shall also furnish such additional data as may be reasonably required by Operator.

6.2.                            Accident Reports

Contractor shall notify Operator promptly and report all accidents and/or occupational illnesses on a written report as soon as possible following any accident resulting in injury and/or occupational illness or death to any member of Contractor Group during the Work hereunder.

ARTICLE VII.
VARIATIONS AND CHANGES IN AREA OF OPERATIONS

7.1.                            Variations

In the event that Contractor or Operator proposes to vary the Work or the terms hereof, such variations shall be subject to the prior, mutual agreement of the Parties.  No such variation shall be effective unless evidenced in writing, specifying the variation and signed by both Parties.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.2.                            Change in Area of Operations

(a)                                 As of the Effective Date, Operator contemplates that the wells to be drilled hereunder during the term of this Drilling Contract will be located offshore Host Country; however, at any time during the Primary Term or any Extension Term, Operator may request, upon one hundred and twenty (120) days’ written notice to Contractor and subject to Contractor’s approval which shall not be unreasonably withheld, to change the locale of the Work, requiring a change in the Area of Operations and the relocation and movement of the Rig to such new area of operations (except in the case of a locale change to the U.S. Gulf of Mexico, which shall not be subject to Contractor’s approval).  In the event of such a request by Operator, Contractor and Operator shall review this Drilling Contract to determine any changes needed that result from:

(i)                                     any adjustments to address costs and expenses incurred in connection with any change in the Area of Operations or change in the shore base location, with such adjustments to be reflected in the Operating Rate and any agreed, lump-sum fees and/or reimbursements;

(ii)                                  where the Rig will then be located or positioned at the end of the term of this Drilling Contract; and/or

(iii)                               changes proposed by either Party to the terms or conditions of this Drilling Contract that are appropriate for the new locale (including any local content requirements and any insurance coverage terms or conditions).

(b)                                 Any mutually agreed changes shall be included in an amendment to this Drilling Contract (or the issuance of a new contract, as may be applicable) prior to the commencement of Work in the new area of operations.  Any such amendment (or new contract) shall cover the period of Work in the new area of operations under comparable terms and conditions to the then-existing Drilling Contract and with a term equal to the remaining term of this Drilling Contract, with such other changes as mutually agreed during the review.  It is intended by both Parties that any changes to this Drilling Contract for the purposes of this Section 7.2 shall be structured such that Contractor is neither financially advantaged or adversely affected by the change of locale.

ARTICLE VIII.
LIABILITY AND INDEMNIFICATION

8.1.                            Equipment or Property

(a)                                 Except as specifically provided herein to the contrary, Contractor shall at all times be responsible for and hold harmless and indemnify Operator Group from and

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

against damage to or loss of Contractor Group’s property and Contractor’s Items.  To the extent that the proceeds from Contractor Group’s insurance as made available to Contractor Group do not compensate Contractor Group therefor:

(i)                                     Operator shall be responsible for and hold harmless and indemnify Contractor Group for loss or destruction of or damage to Contractor Group’s drill pipe, drill collars, subs, reamers, bumper subs, stabilizers and other in-hole equipment when such equipment is being used in the hole below the rotary table, normal wear excepted.  Abnormal wear and/or damage for which Operator shall be responsible hereunder shall include wear and/or damage resulting from the presence of H2S or other corrosive elements in the hole including those introduced into the drilling fluid, excessive wear caused by sandcutting, damage resulting from excessive or uncontrolled pressures such as those encountered during testing, blowout or in a well out of control, excessive deviation of the hole from vertical, dog-leg severity, fishing, cementing or testing operations, and from any unusual drilling practices employed at Operator’s request and which Contractor notifies Operator in writing it considers unusual drilling practices.  Operator’s responsibility for such abnormal wear and/or damage as referred to herein shall include abnormal wear and/or damage to Contractor Group’s choke hoses and manifolds, BOP and other appurtenant equipment.  Operator shall pay the cost of repairing damaged equipment if repairable.  In the case of equipment lost, destroyed or damaged beyond repair, Operator shall reimburse Contractor an amount equal to the then current replacement cost of such equipment delivered to the Rig;

(ii)                                  Operator shall be responsible for and hold harmless and indemnify Contractor Group for damage to or loss of Contractor Group’s subsea and mooring equipment, including chains, anchors, the riser, slip joint, choke and kill lines, flexible hoses, hydraulic hoses and guidelines, subsea BOP, shackles, pendant lines and buoys, and shall reimburse Contractor an amount equal to the then current replacement cost of such equipment delivered to the Rig, or the repair cost, whichever is applicable; and

(iii)                               Operator shall be responsible for and hold harmless and indemnify Contractor Group for loss or destruction of or damage, including corrosion and contamination, to Contractor Group’s surface equipment and resulting from the presence of H2S, C02 or other corrosive elements introduced into the drilling fluid (including elements introduced from the hole), or the presence of naturally occurring radioactive materials (NORM).  Operator shall pay the cost of repairing and/or decontaminating damaged equipment if repairable.  In the case of equipment lost, destroyed, damaged or contaminated beyond repair, Operator shall reimburse Contractor an

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

amount equal to the then current replacement cost of such equipment delivered to the Rig.

Upon the occurrence of any loss or damage described in:

(1)                                 Section 8.1(a)(i), Operator shall pay the Standby Rate in each case up to a maximum of [***] days per occurrence, after which the Zero Rate shall apply;

(2)                                 Section 8.1(a)(ii), Operator shall pay the Standby Rate in each case up to a maximum of [***] days per occurrence, after which the Zero Rate shall apply (except that, upon the occurrence of any loss or damage described in Section 8.1(a)(ii) to the riser, slip joint, lower flex joint and mandrel, gooseneck, flex loops, upper flex joint, or subsea BOP, Operator shall pay the Standby Rate in each case up to a maximum of [***] days per occurrence, after which the Zero Rate shall apply); and

(3)                                 Section 8.1(a)(iii), Operator shall pay the Standby Rate in each case up to a maximum of [***] days per occurrence, after which the Zero Rate shall apply.

(b)                                 Contractor’s operating practices require the BOP stack to be operated at one (1) degree or less from vertical to avoid abnormal wear and damage.  In the event the stack angle exceeds one (1) degree from vertical, the Work will only proceed upon the mutual agreement of the Parties; if so agreed, Operator shall be responsible for and hold harmless and indemnify Contractor Group for loss or damage to Contractor Group’s subsea and in-hole equipment which may result.  Operator shall pay the cost of repairing damaged equipment if repairable.  In the case of equipment lost, destroyed or damaged beyond repair, Operator shall reimburse Contractor an amount equal to the then current replacement cost of such equipment delivered to the Rig.  Upon the occurrence of any equipment loss or damage described in this Section 8.1(b), Operator shall pay the Standby Rate in each case until such lost or damaged equipment is repaired or replaced and Operator shall not have the right to terminate this Drilling Contract pursuant to Section 13.2.1(d).

(c)                                  Operator shall at all times be responsible for and hold harmless and indemnify Contractor Group from and against damage to or loss of Operator Group’s property and Operator’s Items.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.2.                            The Hole

In the event the hole is lost or damaged at any time, Operator shall be responsible for and hold harmless and indemnify Contractor Group from such damage to or loss of the hole, including all downhole property therein.

8.3.                            Contractor’s Personnel

Contractor shall at all times be responsible for and hold harmless and indemnify Operator Group from and against all claims, demands and causes of action of every kind and character on account of bodily injury, illness or death of Contractor Group’s personnel or Contractor’s invitees or damage to their property.

8.4.                            Operator’s Personnel

Operator shall at all times be responsible for and hold harmless and indemnify Contractor Group from and against all claims, demands and causes of action of every kind and character on account of bodily injury, illness or death of Operator Group’s personnel or Operator’s invitees or damage to their property.

8.5.                            Pollution and Contamination

(a)                                 The responsibility for pollution or contamination shall at all times be as follows:

(i)                                     Contractor shall be responsible for and hold harmless and indemnify Operator Group for control and removal of pollution or contamination which originates above the surface of the water, emanates from the Rig (excepting any pollution or contamination originating from Contractor Group’s subsea equipment or produced fluids from the wellbore that are stored in and/or transported to or from the oil storage and handling system tanks of the Rig) or is directly associated with Contractor’s Items, from spills of fuels, lubricants, motor oils, normal water base drilling fluid and attendant cuttings, pipe dope, paints, solvents, ballast, bilge, garbage or pollutants in the possession and control of any member of Contractor Group.  For purposes hereof the term “normal water base drilling fluid” means drilling fluid which does not exceed toxicity limits specified for offshore discharges by the environmental protection entity having jurisdiction over the Area of Operations.

(ii)                                  Operator shall be responsible for and hold harmless and indemnify Contractor Group against all claims, demands and causes of action of every kind and character (including control and removal of the pollutant involved) arising directly or indirectly from all pollution or contamination (including radioactive contamination), other than that described in

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 8.5(a)(i), including that which may result from fire, blowout, cratering, seepage or any other uncontrolled flow of oil, gas, water or other substance, as well as the use of or disposition of radioactive sources, lost circulation and fish recovery materials and fluids, oil emulsion, oil base or chemically treated drilling fluids and attendant cuttings and drilling fluids other than “normal water base drilling fluid” as defined in Section 8.5(a)(i).

(iii)                               In the event a Third Party commits an act or omission which results in pollution or contamination for which either Contractor or Operator for whom such Third Party is performing work is held to be legally liable, the responsibility therefor shall be considered, as between Contractor and Operator, to be the same as if the Party for whom the work was performed had performed the same and all of the obligations and limitations set forth in this Section 8.5, shall be specifically applied.

8.6.                            Debris Removal and Cost of Control

To the extent that the proceeds from Contractor Group’s insurance as made available to Contractor Group do not compensate Contractor Group therefor, (i) Operator shall be responsible for and hold harmless and indemnify Contractor Group for the cost of removal of debris originating from or consisting of the Rig (including Contractor’s Items) where such debris is lost during the Primary Term or any Extension Term, to the extent compulsorily required by applicable laws, rules or regulations and (ii) Operator shall be responsible for and hold harmless and indemnify Contractor Group for the cost of regaining control of any wild well.

8.7.                            Underground Damage

Operator shall at all times be responsible for and hold harmless and indemnify Contractor Group from and against any and all claims on account of injury to, destruction of, or loss or impairment of any property right in or to oil, gas or other mineral substance or water, if at the time of the act or omission causing such injury, destruction, loss or impairment, said substance had not been reduced to physical possession above the seabed, and for any loss or damage to any formation, strata or reservoir beneath the seabed.

8.8.                            Patent Liability

Contractor shall at all times be responsible for and hold harmless and indemnify the Operator Group from and against any and all loss or liability arising from infringement or alleged infringement of patents covering the property, equipment, methods or processes furnished by Contractor Group.  Operator shall at all times be responsible for and hold harmless and indemnify Contractor Group from and against any and all loss or liability

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

arising from infringement or alleged infringements of patents covering the property, equipment,  methods or processes furnished or directed by Operator Group.

8.9.                            Consequential Damages

Notwithstanding anything in this Drilling Contract to the contrary but always subject to Section 8.12(b), each Party (the “Affected Party”) shall at all times be responsible for and hold harmless and indemnify the other Party from and against the Affected Party’s own (and its respective Group’s) Consequential Loss suffered in connection with this Drilling Contract.  “Consequential Loss” means (i) special, indirect or consequential losses and damages, and (ii) whether direct or indirect, any and all loss and/or deferral or diminution of or the benefit of profit or revenue; loss of profit or revenue resulting from business interruptions; loss of or delay in production; loss of or damage to the leasehold, concession, production sharing contract or other similar rights; or loss of or delay in drilling or operating rights, in each case whether or not foreseeable or disclosed at inception of this Drilling Contract; provided always that Consequential Loss shall never be construed as including (x) compensation due and payable to Contractor pursuant to this Drilling Contract, and (y) Operator’s spread costs, including costs resulting from loss of or loss of use of property, equipment, materials and services, including those provided by contractors or subcontractors of every tier.

8.10.                     Indemnity Against Contractor Liens

(a)                                 Contractor shall not create, incur, or permit any liens, privileges, charges, or other encumbrances to be imposed upon any property of Operator Group whether subject to this Drilling Contract or otherwise as a result of the Work or any action taken or permitted to be taken by any member of the Contractor Group in connection with this Drilling Contract.  Contractor shall be responsible for, hold harmless and indemnify Operator Group from (including costs of bonds or other security) any and all such liens, privileges, charges, or other encumbrances.  Operator may, subject to the prior written approval of Contractor, post on Contractor’s Items such notices as Operator and Contractor may mutually agree in order to ensure the reasonable protection of Operator against any liens, claims, assessments, fines and/or levies upon Operator’s assets.

(b)                                 Operator shall have no right, power or authority to create, incur, or permit to be imposed upon the Rig any liens or encumbrances whatsoever.  Operator shall hold harmless and indemnify Contractor Group from (including costs of bonds or other security) any and all such liens or encumbrances filed, asserted or claimed against the Rig created, incurred or permitted to be imposed by, through or under Operator.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.11.                     Termination of Location Liability

Notwithstanding any other provisions of this Drilling Contract, once the Rig is under way and one thousand feet (1000’) from a Designated Well location after having been validly released by Operator therefrom, Operator shall be responsible for and hold harmless and indemnify Contractor Group for loss or damage to property of, or personal injury or death of any member of, Operator Group which occurs thereafter as a result of the condition of the Designated Well or its location and Contractor Group shall be relieved of such liability.

8.12.                     Indemnity Obligation

(a)                                 Subject to Section 8.12(b), the Parties intend and agree that the phrase “be responsible for and hold harmless and indemnify” and similar language in this Drilling Contract (including in this Article VIII) means that the indemnifying Party shall release, indemnify, hold harmless and defend (including payment of reasonable attorney’s fees and costs of litigation) the indemnified Party and its respective Group from and against any and all claims, demands, losses, liabilities, causes of action, damages, judgments and awards of any kind or character, Regardless of Cause.  In this Drilling Contract, “Regardless of Cause” means without regard to cause and notwithstanding (i) any preexisting conditions, defect or ruin of premises or equipment (whether such conditions, defect or ruin be patent or latent), or the unseaworthiness of any vessel or vessels (including the Rig), (ii) breach of statutory duty, breach of contract, strict liability, any theory of tort, fault, regulatory or statutory liability, products liability, negligence (whether sole, joint or concurrent, active, or passive, and including, subject to Section 8.12(c), Gross Negligence), misrepresentation (other than fraudulent), or breach of any laws or orders, by or of either Party or their respective Group, including that of the Party or any member of its Group seeking the benefit of an indemnity or exclusion or limitation of liability, or (iii) any other theory of legal liability.

(b)                                 Notwithstanding anything to the contrary in this Drilling Contract (other than Section 18.13), the indemnities given and the liabilities contractually assumed herein shall not apply in respect of loss or damage to the extent such loss or damage is caused by the Willful Misconduct of the Party to be indemnified or any member of its respective Group.

(c)                                  Notwithstanding anything to the contrary in this Drilling Contract, where Operator is required to indemnify Contractor Group hereunder, Contractor shall be responsible for and hold harmless and indemnify the Operator Group from and against all loss or damage to the extent such loss or damage is caused by Gross Negligence on the part of any member of Contractor Group[***].

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)                                 An indemnifying Party’s obligations contained in this Drilling Contract shall extend to and shall inure to the benefit of the indemnified Party and its respective Group.

(e)                                  Except as otherwise provided herein, the terms and provisions of this Drilling Contract shall have no application to claims or causes of action asserted against Operator or Contractor which arise solely by reason of any agreement of indemnity with a Person that is not a Party.  Except as otherwise provided herein, nothing contained herein shall confer any rights upon any Third Party beneficiary.

(f)                                   The indemnities given under this Drilling Contract shall be applicable only in respect of claims, demands, losses, liabilities, causes of action, damages, judgments and/or awards of any kind or character, which arise directly or indirectly out of, under or incident to this Drilling Contract or are connected, directly or indirectly, with the performance, non-performance or breach of this Drilling Contract.

8.13.                     General Intent

The Parties recognize that the performance of well drilling, workover and associated activities such as those to be performed under this Drilling Contract have resulted in bodily injury, death, damage or loss of property, well loss or damage, pollution, loss of well control, reservoir damage, consequential damage and other losses and liabilities.  It is the intention of the Parties that the provisions of this Article VIII shall, subject to Section 8.12, govern the allocation of risks and liabilities of the Parties without regard to cause, it being acknowledged that the compensation payable to Contractor as specified herein has been based upon the express understanding that risks and liabilities shall be determined in accordance with such provisions of this Drilling Contract.

ARTICLE IX.
INSURANCE

9.1.                            Contractor’s Insurance

Throughout the term of this Drilling Contract, Contractor shall carry and maintain insurance coverages of the type and in the amounts set forth in Appendix F.

9.2.                            Operator Insurance

Throughout the term of this Drilling Contract, Operator shall carry and maintain insurance coverages of the type and in the amounts set forth in Appendix F.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.3.                            Subcontractors

Each Party shall use its best efforts to cause its subcontractors to obtain, maintain and keep in force during the time in which they are performing services hereunder, insurance deemed necessary to cover the Work, and furnish Operator evidence of such insurance coverage upon request.

9.4.                            Failure to Provide Insurance

In the event a Party fails to obtain or maintain any insurance that it is obligated to provide hereunder, said Party shall nevertheless bear all responsibility for liabilities and losses it assumes under this Drilling Contract.

9.5.                            Financial Responsibility

Contractor shall maintain, throughout the term of this Drilling Contract, evidence of financial responsibility as may be required by any applicable law or regulation relating to marine oil spill pollution (and the prevention thereof).

ARTICLE X.
GOVERNING LAW AND DISPUTE RESOLUTION

10.1.                     Governing Law and Ruling Language

(a)                                 This Drilling Contract and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of England and Wales.  To the extent that any provision hereof (or any part of any provision) is determined to be invalid, illegal or unenforceable, such provision or part provision shall, to the extent required, be deemed to be deleted and the validity and enforceability of the other provisions of this Drilling Contract shall not be affected.  The remaining provisions hereof shall be construed to the extent possible to give effect to the intentions of the Parties.

(b)                                 If there are versions of any part of this Drilling Contract which are written in more than one language, the version which is in the English language shall prevail.

10.2.                     Dispute Resolution

(a)                                 The Parties shall make a good faith effort to resolve any Legal Dispute that may arise first by negotiations between representatives of each Party who have authority to settle the controversy.  When a Party believes there is a Legal Dispute, the Party shall give the other Party written notice of the Legal Dispute in accordance with Article XIV.  Promptly following delivery and receipt of such

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

notice, an employee of each Party shall meet in an effort to resolve the matter in dispute.  If such employees are unable to resolve the matter in dispute, a senior executive (Vice President level or higher) of each Party shall meet in an effort to resolve the matter in dispute.  If, following thirty (30) days from receipt of the initial notice of the Legal Dispute by the receiving Party, such management has been unable to resolve the Legal Dispute, the Chief Executive Officer of each Party shall meet in an effort to resolve the matter in dispute.  If the Legal Dispute is not resolved pursuant to negotiations within forty-five (45) days following receipt of the initial notice of the Legal Dispute by the receiving Party, then any Party may commence a proceeding in court as described below.  The authorized representatives of the Parties shall be entitled to representation by legal counsel at the negotiations.  All negotiations shall be confidential and shall be treated as compromise and settlement negotiations and shall be conducted on a without prejudice basis unless otherwise agreed.

(b)                                 Notwithstanding the above, if either Party deems that time is of the essence in resolving the Legal Dispute or it is a case of urgency, it may seek interim measures in the courts.

(c)                                  If the Legal Dispute has not been resolved as described above, or if the Party receiving such notice fails or refuses to meet within such time period, either Party may submit such Legal Dispute to the exclusive jurisdiction of the courts of England and Wales.

ARTICLE XI.
FORCE MAJEURE

11.1.                     Excused Performance

(a)                                 A Party shall not be in default of its obligations hereunder to the extent its delay in performance results from an event of Force Majeure, provided the Party affected by the Force Majeure uses all commercially reasonable efforts to: (i) proceed with its obligations under this Drilling Contract to the extent that it is not prevented from doing so by the event of Force Majeure; (ii) remove or relieve any event of Force Majeure and its consequences and minimize the effects of the delay caused thereby; and (iii) resume performance as soon as practicable after the event of Force Majeure.  The occurrence of an event of Force Majeure shall not relieve the affected Party of its obligations to mitigate the effects thereof.

(b)                                 Each Party shall exercise reasonable diligence to overcome any Force Majeure delaying the Work herein but shall not be obligated to settle any labor dispute except on terms acceptable to it and all such disputes shall be handled within the sole discretion of the affected Party.  Notwithstanding anything to the contrary herein, neither Party may make a declaration of Force Majeure or otherwise

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

invoke the provisions of this Article XI unless and until the Term Commencement Date has occurred.

(c)                                  The Force Majeure Rate will be payable to Contractor during any period in which Work is not being carried out because of Force Majeure.

11.2.                     Notification

A Party affected by an event of Force Majeure shall provide written notice thereof to the other Party promptly upon the occurrence of the Force Majeure event, and in no event later than one hundred and twenty (120) hours after the occurrence thereof.  Such notice shall describe in reasonable detail the Force Majeure event, the damages suffered, the activities which are being and will be undertaken to mitigate the effects of such event, and the length of delay anticipated to result from such event.  In addition, the affected Party shall timely provide the other Party with written supplemental notices periodically during the period that the event of Force Majeure continues detailing any changes, development, progress or other relevant information of which the affected Party is aware.  When the affected Party is able to resume performance of its obligations under this Drilling Contract, it shall give the other Party written notice to that effect.

ARTICLE XII.
UNSATISFACTORY PERFORMANCE

12.1.                     Contractor shall perform all of the Work in connection with this Drilling Contract in accordance with Good Industry Practices.  If Contractor should neglect, delay or discontinue its Work hereunder (except as herein provided), or if Contractor should fail to conduct its operations under this Drilling Contract in accordance with Good Industry Practices as a result of causes solely within the control of Contractor, or if Contractor has failed to furnish or to maintain the Rig in compliance with the requirements of this Drilling Contract, Operator may give Contractor written notice in which the causes of dissatisfaction shall be specified.  Should Contractor refuse to remedy or to commence to remedy the matters complained of within ten (10) days after written notice is received by Contractor, then the senior management of Contractor and Operator shall promptly meet to discuss the appropriate course of action to correct the alleged non-compliance.  If such meeting does not produce satisfactory results and the cause of Operator’s dissatisfaction has not been cured within thirty (30) days of the meeting, then Operator may, at any point thereafter, suspend the Work and Contractor shall be at the Zero Rate during such suspension until the non-compliance has been corrected.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE XIII.
TERMINATION

13.1.                     Termination Conditions for Contractor

(a)                                 Subject to the provisions of Article III, in the event that any payments due by Operator (except any invoices that are in dispute) are not paid when due, Contractor shall notify Operator of nonpayment and shall give Operator ten (10) days from receipt of said notice to pay amounts due with applicable interest.  In the event Operator fails to pay within the said ten (10) day period, Contractor may terminate this Drilling Contract by notifying Operator in writing to that effect and this Drilling Contract shall terminate fifteen (15) days after receipt of the notice, unless payment with interest of all invoices then overdue and not in dispute is received by Contractor prior to the expiration of said fifteen (15) day period.  In this instance, Contractor shall not be obligated to finish any well or Work in progress by Operator, but shall be obligated to perform such further Work as may reasonably be required to secure the well in accordance with Good Industry Practices and all applicable laws, rules and regulations, in which case, the aforesaid termination shall be effective upon completion of such Work.

(b)                                 Contractor, upon ten (10) days’ advance written notice, shall have the right to terminate this Drilling Contract if Zero Rate is applicable pursuant to the terms of this Drilling Contract for a period of more than one hundred and twenty (120) consecutive days; provided that Operator may prevent Contractor’s termination pursuant to this Section 13.1(b) by electing to pay the Standby Rate; and provided further that Contractor shall not have the right to terminate this Drilling Contract pursuant to this Section 13.1(b) if Operator has made payment(s) to Contractor in accordance with Section 8.1(a) for any loss or damage occurrence preceding such period of one hundred and twenty (120) consecutive days or more on Zero Rate.

(c)                                  Contractor shall have the right to terminate this Drilling Contract upon total loss or constructive total loss of the Rig.

13.2.                     Termination Conditions for Operator

13.2.1              Operator shall have the right to terminate this Drilling Contract, or to terminate all or any part of the Work at such time or times as Operator may consider necessary, effective upon delivery to Contractor of written notice of such termination, for any or all of the following reasons:

(a)                                 solely to suit the convenience of Operator, to the exclusion of any of the other events hereinafter described in this Section 13.2, provided the payment under Section 13.3.1(a) is delivered to Contractor; or

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                                 in the event of Force Majeure as provided in Section 11.1; provided such event of Force Majeure has continued for at least fourteen (14) consecutive days; or

(c)                                  as specified in Section 2.4(e)(i); or

(d)                                 if any breakdown or damage to the Rig, unless caused by the sole fault of Operator, results in Contractor being unable to perform the Work and its obligations hereunder for a period of [***] days (except that, upon the occurrence of any loss or damage described in Section 8.1(a)(ii) to the riser, slip joint, lower flex joint and mandrel, gooseneck, flex loops, upper flex joint, or subsea BOP, such period shall be [***] days); or

(e)                                  in the event of Contractor becoming bankrupt or making a composition or arrangement with its creditors, or of a winding-up order of Contractor being made, or (except for the purposes of amalgamation or reconstruction) a resolution for its voluntary winding-up being passed, or the foreclosure upon or seizure of the Rig by creditors, or a receiver or other officer with like powers being appointed for Contractor or any of its properties or assets, or should any equivalent act or thing be done or suffered under any applicable laws which is not dismissed or stayed within thirty (30) days; or

(f)                                   upon total loss or constructive total loss of the Rig; or

(g)                                  in the event that Contractor breaches any of its material obligations hereunder which has affected or is likely to affect the safe or efficient performance of the Work and, having received written notice from Operator, Contractor fails or refuses, within ten (10) days of receiving such notice, to take action satisfactory to Operator in order to ensure that the matter complained of is remedied, in accordance with the provisions of this Drilling Contract, as soon as practicable or within such longer period as is reasonable in the circumstances and consisted with Good Industry Practice; or

(h)                                 if, in Operator’s reasonable judgment, the professional or personal behavior, including an illegal act associated with the performance of this Drilling Contract, by any member of Contractor Group is detrimental to or jeopardizes Operator’s relationship with any Governmental Authority, and, having received written notice from Operator, Contractor fails or refuses, within ten (10) days of receiving such notice, to remove such member expeditiously; or

(i)                                     if any Governmental Authority of the Host Country or Sociedade Nacional de Combustíveis de Angola, E.P. (or any of its Affiliates) requests that Contractor or its Affiliates discontinue operations, in whole or in part, in or offshore the Host Country or requests that any member of the Contractor Group exit the Host Country.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

13.2.2              Subject to Section 2.1(a) and Section 2.7(c)(i), Operator shall have no right to terminate the Drilling Contract except pursuant to Section 13.2.

13.2.3              Notwithstanding anything in this Drilling Contract to the contrary, the Parties agree that termination of the Drilling Contract shall not be effective until the Designated Well in progress at the time of the Operator’s written notice of termination has been secured and demobilization of the Rig to the Demobilization Point has been completed.

13.3.                     Payments

13.3.1              In the event of termination in accordance with Section 13.1 or Section 13.2, Contractor shall be entitled to payment as follows:

(a)                                 For termination in accordance with Section 13.1(a) or Section 13.2.1(a), or for any termination by Operator other than properly pursuant to the other events described in Section 13.2, Contractor shall be entitled to payment as set out in Appendix A for the Work performed up to the date of such termination, together with the Demobilization Fee as set forth in Appendix A, any other sums expressly due under this Drilling Contract and an amount equal to the application of the then-applicable Standby Rate for each remaining day of the Primary Term as of the date of termination, as settlement in full for the termination of this Drilling Contract; provided that Contractor shall not be entitled to any additional payment or other consideration whatsoever and subject to Contractor’s obligation to remit to Operator all compensation that Contractor may subsequently receive from any other party for utilization of the Rig as to each day during the remainder of the Primary Term up to the amount paid by Operator to Contractor;

(b)                                 For termination initiated by Operator in accordance with Section 13.2.1(b), Contractor shall be entitled to payment as set out in Appendix A for Work performed up to the date of such termination if such termination occurs after the Term Commencement Date, any other sums expressly due under this Drilling Contract, and the Demobilization Fee, as settlement in full for the termination of this Drilling Contract, provided that Contractor shall not be entitled to any additional payments or other consideration whatsoever;

(c)                                  For termination in accordance with Section 13.1(b), Section 13.1(c), Section 13.2.1(d), Section 13.2.1(e), Section 13.2.1(f), Section 13.2.1(g), Section 13.2.1(h) or Section 13.2.1(i), Contractor shall be entitled to payment as set out in Appendix A for Work performed up to the date of such termination, any other sums expressly earned or payable under this Drilling Contract prior to the date of termination, as settlement in full for the termination of this Drilling Contract, provided that Contractor shall not be entitled to any additional payments or other consideration whatsoever; and

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)                                 For termination in accordance with Section 2.1(a) or Section 13.2.1(c), Contractor shall not be entitled to any payment or other consideration of any kind whatsoever.

13.3.2              In the event of termination in accordance with Section 13.2.1(d), Section 13.2.1(e), Section 13.2.1(g), Section 13.2.1(h) or Section 13.2.1(i) and such termination occurs within the first one hundred and eighty (180) days following the commencement of the Primary Term, Contractor shall promptly pay to Operator the amount of [***] refund of the Mobilization Fee paid by Operator.

ARTICLE XIV.
NOTICES

14.1.                     Notices and other communications permitted or required hereunder shall be in writing and shall be deemed received (a) when delivered by hand in person, receipt thereof being acknowledged in writing, (b) on the date of signature for receipt by the receiving Party of certified, registered or couriered mail, (c) upon receipt by the sending Party of a reply telefax confirming receipt by the receiving Party of the telefax sent by the sending Party or (d) upon receipt by the sending Party of a reply email confirming receipt by the receiving Party of the email sent by the sending Party.  Notices and other communications shall be as follows, including all sums due and payable hereunder to Contractor shall be payable at the address and wire transfer account shown in Appendix A.

ARTICLE XV.
SUCCESSOR AND ASSIGNS; ASSIGNMENT

15.1.                     This Drilling Contract shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties.  This Drilling Contract is personal and Contractor may not assign in whole or in part its rights under this Drilling Contract without Operator’s prior written consent, such consent not to be unreasonably withheld.  Operator shall have the right, at any time, to assign all or any part of this Drilling Contract to one of its Affiliates upon notice to Contractor; provided that, in such event, Operator shall be a guarantor, not merely a surety, of the obligation of its assignee Affiliate.  Operator shall also have the right, at any time, to assign all or any part of this Drilling Contract to a Third Party, with prior written consent from Contractor, such consent not to be unreasonably withheld.  In the event of any assignment of this Drilling Contract by Operator to a Third Party, unless otherwise agreed in writing between Operator and Contractor, Operator shall be fully and finally relieved from performance of its obligations hereunder and the obligations of its assignee in respect to the assignment for the full term or period of such assignment.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE XVI.
ANTI-CORRUPTION

16.1.                     At all times during the term of this Drilling Contract, Operator and Contractor shall comply with all Applicable Anti-Corruption Laws, including any future anti-corruption or anti-bribery laws, regulations or requirements of any jurisdiction, that are or may become applicable to Operator, Operator Group, Contractor or Contractor Group during the term of this Drilling Contract.

16.2.                     Specifically, Operator and Contractor each confirms, respectively, to its knowledge, that in connection with this Drilling Contract, neither it, nor any of its Affiliates, and its contractors and subcontractors, and its and their respective directors, officers, employees, agents and representatives or other Persons working for or on behalf of any of the foregoing with respect to this Drilling Contract, has made, offered, authorized or promised to make, any payment, gift, promise or other advantage (including any fee, gift, sample, travel expense, entertainment, service, equipment, loan, debt forgiveness, donation, grant or other payment or support in cash or in kind), directly or indirectly, to any Prohibited Person (a) for the purpose of obtaining or retaining business or favorable government action, influencing any official act or decision of a Prohibited Person or inducing such Prohibited Person to use his or her influence to affect or influence any governmental act or decision or otherwise secure any improper advantage for any Person or (b) that would otherwise violate any Applicable Anti-Corruption Law.

16.3.                     Operator and Contractor each further agrees and undertakes, respectively, that in connection with this Drilling Contract, neither it, nor any of its Affiliates, and its and their respective directors, officers, employees and agents, will make, offer, authorize or promise to make, any payment, gift, promise or other advantage (including any fee, gift, sample, travel expense, entertainment, service, equipment, loan, debt forgiveness, donation, grant or other payment or support in cash or in kind), directly or indirectly, to any Prohibited Person (a) for the purpose of obtaining or retaining business or favorable government action, influencing any official act or decision of a Prohibited Person or inducing such Prohibited Person to use his or her influence to affect or influence any governmental act or decision or otherwise secure any improper advantage for any Person or (b) that would otherwise violate any Applicable Anti-Corruption Law.

16.4.                     As a matter of corporate policy, Operator and Contractor each expressly prohibits payment of bribes and also payment of any so-called “facilitation” or “grease” payments in connection with Operator’s or Contractor’s business operations by any contractor or agent engaged to provide goods or services to Operator or Contractor.

16.5.                     Notwithstanding the foregoing undertakings, Operator and Contractor each agrees to notify the other promptly upon discovery of any instance where it has formed a reasonable belief that either it or any of its Affiliates, or its contractors or subcontractors,

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

or its or their respective owners, directors, officers, employees, agents or representatives, failed to comply with any provisions of this Article XVI.

16.6.                     Operator and Contractor each agrees and undertakes that in connection with this Drilling Contract and in connection with any other business transactions involving the other in Host Country, Operator and Contractor each, and each of its Affiliates and contractors and subcontractors shall:

(a)                                 apply effective disclosure controls and procedures;

(b)                                 maintain throughout the term of this Drilling Contract and, except as otherwise provided herein, for at least three (3) years following its expiration or termination, books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions undertaken and the disposition of assets; and

(c)                                  maintain an internal accounting controls system that is sufficient to ensure the proper authorization, recording and reporting of all transactions and to provide reasonable assurance that violations of all Applicable Anti-Corruption Laws will be prevented, detected and deterred.

16.7.                     Contractor agrees and acknowledges that Operator, itself or through its duly appointed representatives, shall have the right to inspect and audit any and all books and records of Contractor relating to Contractor’s compliance with its obligations under this Article XVI, and to make copies, at its expense, of any such books and records.

16.8.                     Operator and Contractor each agrees to cooperate with the other as the other may request in making its books, records and personnel available in connection with any investigation conducted by Government Authorities of matters that may implicate transactions or activities carried out by the Parties in connection with this Drilling Contract.  Contractor shall also provide Operator with such further assurances or certificates that Operator may request from time to time during the term of this Drilling Contract relating to matters covered by this Article XVI, and Contractor shall, upon request, certify to Operator in writing its compliance with this Article XVI on an annual basis.

16.9.                     All payments by Operator to Contractor shall be made in accordance with the terms of payment specified in this Drilling Contract.  In the absence of any such specific payment instructions elsewhere in this Drilling Contract, payments by Operator to Contractor shall only be made by check or wire transfer to a bank account of Contractor in the country in which Contractor is incorporated or where it has its head office, or to its office in Host Country, details of which shall be given by Contractor to Operator in writing.  Such notification shall be deemed to constitute a representation that the bank account so notified is owned solely by Contractor and that no person other than Contractor has any ownership of or interest in such account.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16.10.              Contractor represents, warrants and covenants that (a) no Prohibited Person will have during the term of this Drilling Contract a direct or indirect interest in Contractor or in this Drilling Contract, or in the proceeds thereof, and (b) it shall notify Operator promptly and in writing of any change in the foregoing.

16.11.              Operator and Contractor each further agrees and undertakes that with respect to any contractors and subcontractors it may engage in connection with this Drilling Contract or any other business transactions in Host Country involving the Parties that it will conduct appropriate due diligence prior to appointing or engaging such contractors and subcontractors to ensure that they are duly qualified to perform the tasks for which they have been engaged and that they are of good reputation.

ARTICLE XVII.
CONFIDENTIALITY

17.1.                     All information relating to any well(s) drilled pursuant to this Drilling Contract (including well data, log data, prospects, geological or geophysical information, and operational information) obtained by any member of Contractor Group in the conduct of the Work shall be held in strictest confidence by Contractor Group and shall not be disclosed to any other Person except as expressly provided for pursuant to this Article XVII.  Contractor acknowledges and agrees that its obligation with regard to such information requires the highest degree of trust and confidence and shall ensure that such information is not utilized in any activity of Contractor or of Contractor’s Affiliates.  Contractor hereby agrees to be responsible for any use or disclosure of such information by Contractor Group in breach of this Article XVII; accordingly, Contractor agrees that in the event of any such breach or threatened breach, Operator, in addition to any other remedies at law or in equity that it may have, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief or specific performance or both.

17.2.                     All right, title and interest in and to the information relating to any well(s) drilled pursuant to this Drilling Contract (including well data, log data, prospects, geological or geophysical information, and operational information) shall remain the exclusive property of Operator.  No interest, license or any right respecting such information, is granted hereunder to Contractor or any other Person by implication or otherwise.  Contractor and any other member of Contractor Group shall have no equitable, legal or other interests in any mineral or hydrocarbon deposits which are known or which might be discovered as a result of the Work.  If any such Persons assert or attempt to establish or establish any interest in the mineral or hydrocarbon deposits which are a result of the Work or any other action taken with respect to this Drilling Contract, Contractor shall be responsible for and hold harmless and indemnify Operator from and against all losses and damages relating thereto.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17.3.                     The Parties and their respective Groups shall (a) not use the information obtained in conduct of the Work, or allow the use of such information, for any purpose other than the performance of the Work, (b) advise their respective employees that all information obtained in the conduct of the Work is confidential information and requires the highest degree of trust and confidence, and (c) instruct their respective employees not to buy or sell securities of either Party or either Party’s Affiliates based on information obtained in the conduct of the Work.

17.4.                     Neither Contractor nor Operator (nor any of Contractor’s or Operator’s Affiliates) shall make or issue any voluntary public announcement, disclosure or statement with respect to this Drilling Contract, and Contractor (and its Affiliates) shall not make or issue any voluntary public announcement, disclosure or statement with respect to the Work performed hereunder, without requesting and receiving the prior written consent of the other Party; provided, however, that (a) a Party (or its Affiliate) may, without the prior written consent of the other Party, issue such disclosures as may be required by applicable law or Governmental Authority pursuant to proper process, or any rule of any securities exchange market to which the disclosing Party (or its Affiliate) is subject, (b) a Party shall be permitted to disclose this Drilling Contract, to the extent reasonably necessary, to any financial institution or lender or potential equity investor who is investigating the provision of financing to or investment in the equity of such Party (or its Affiliate) provided such financial institution or lender or potential equity investor has entered into a confidentiality agreement with such disclosing Party (or its Affiliate) and (c) Operator (or its Affiliate) shall be permitted to disclose any information with respect to results of any well(s) drilled pursuant to this Drilling Contract.  Such request shall be made no less than three (3) business days prior to the date of release or disclosure and a failure to reply by any of the Parties within said three (3) business day period shall be deemed as consent to the release.

17.5.                     The foregoing shall not apply to the Parties’ normal and customary disclosures of contract commitments of a public nature, including the disclosure of this Drilling Contract as a material agreement pursuant to any rule of any securities exchange market to which the disclosing Party (or its Affiliate) is subject.

17.6.                     Contractor shall ensure that the provisions of this Article XVII are incorporated in any of its subcontracts related to the Work and that the managers, directors, officers, employees, consultants, representatives, invitees, and agents of Contractor, its Affiliates, and subcontractors of any tier comply with same.

ARTICLE XVIII.
GENERAL

18.1.                     This Drilling Contract has been jointly drafted by Operator and Contractor, and no portion of this Drilling Contract shall be construed against Operator or Contractor on the ground that Operator or Contractor supplied, amended or deleted such portion or any

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

other portion hereof.  However, the obligations, undertakings, representations and warranties in the “Whereas” clauses of this Drilling Contract shall be considered as fully enforceable.

18.2.                     It is expressly understood that Contractor is an independent contractor and neither Contractor, its contractors or subcontractors, nor any of their respective employees, representatives or agents, are or shall be employees, representatives or agents of Operator.  As an independent contractor, neither Contractor nor anyone employed by Contractor will be eligible for the benefits provided to regular employees of Operator, including health and disability insurance.  The actual performance and superintendence of all Work hereunder shall be by Contractor, under the control and direction of Contractor, as to the details of the Work and Contractor shall take responsibility for the adequacy, stability and safety of all of its operations and methods necessary for the performance of the Work; provided, however, Operator, being interested in the results to be obtained, is authorized to designate a representative or representatives who shall at all times have access to the Rig and related equipment for the purposes of observing tests or inspecting the Work performed hereunder by Contractor in furtherance of its interest.

18.3.                     This Drilling Contract, including the Appendices, constitutes the entire agreement of the Parties.  No other agreement, statement or promise made by any Party, its employee, officer or agent not contained in this Drilling Contract shall be binding or valid.  In the event of a conflict between the Appendices, on the one hand, and the body of this Drilling Contract, on the other, the body of this Drilling Contract shall prevail.

18.4.                     If any portion of this Drilling Contract is declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any applicable laws, this Drilling Contract shall nevertheless continue in force and effect as to those remaining valid provisions.  The waiver or forbearance of any right hereunder shall not preclude the insistence of such right thereafter in any instance.

18.5.                     In the event of conflict between any provision or term hereof and the provisions or terms of any invoice, bid, price list, manifest, job order or other document between the Parties, the provisions and terms hereof shall prevail.

18.6.                     No amendment hereto shall be effective unless contained in an instrument in writing executed by Operator and Contractor.

18.7.                     Notwithstanding anything to the contrary in this Drilling Contract, the provisions of Section 2.9(b), Article III, Article VII, Article VIII, Article IX, Article X, Article XIII, Article XVII and this Section 18.7 and any other provision of this Drilling Contract providing for payment of sums due and payable or accruing on or after the termination date of this Drilling Contract shall survive the termination of this Drilling Contract.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

18.8.                     This Drilling Contract shall be binding upon and inure solely to the benefit of each Party and their successors, assigns and transferees.

18.9.                     Communications; Language

(a)                                 All instructions, notices, agreements, authorizations, approvals and acknowledgements issued pursuant to, relating to or arising out of this Drilling Contract shall be in writing.  All such documentation together with all correspondence and other documents shall be in English.

(b)                                 Notwithstanding the foregoing, if for any reason it is considered necessary by Operator to give an instruction to Contractor orally in the first instance, Contractor shall comply with such instruction.  Any such oral instruction shall be confirmed in writing as soon as is possible under the circumstances; provided that if Contractor confirms in writing any such oral instruction which is not contradicted in writing by Operator without undue delay, it shall be deemed to be an instruction in writing by Operator.

18.10.              The Parties agree that this Drilling Contract may be executed in counterparts, including fax counterparts, and together with all counterpart executions shall be considered an original for all purposes hereunder.

18.11.              None of the terms and conditions of this Drilling Contract shall be considered to be waived by either Operator or Contractor unless a waiver is given in writing by one party to the other.  No failure on the part of either Party to enforce any of the terms and conditions of this Drilling Contract shall constitute a waiver of such terms.  A waiver shall not be a continuing waiver unless expressly stated.

18.12.              Third Party Rights

(a)                                 Subject to subsection (c) hereof, the Parties intend that no provision of this Drilling Contract shall, by virtue of the Contracts (Rights of Third Parties) Act 1999 (the “Act”) confer any benefit on, nor be enforceable by any person who is not a party to this Drilling Contract.

(b)                                 For the purpose of this Section 18.12, “Third Party” shall include any member of the Operator Group (other than Operator) or Contractor Group (other than Contractor).

(c)                                  Subject to the provisions of this Drilling Contract, Article VIII and Article IX are intended to be enforceable by a Third Party by virtue of the Act.

(d)                                 Notwithstanding subsection (c) hereof, this Drilling Contract may be rescinded, amended or varied by the Parties without notice to or the consent of any Third

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Party even if, as a result, that Third Party’s right to enforce a term of this Drilling Contract may be varied or extinguished.

(e)                                  In enforcing any right to which it is entitled by virtue of the Act and under the provisions of this Drilling Contract, the remedies of a Third Party shall be limited to damages only and such Third Party shall not be entitled to any other remedies available at Law or otherwise.

(f)                                   A Third Party shall not be entitled to assign any benefit or right conferred on it under this Drilling Contract.

18.13                 [***]

[ Signature Page Follows ]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Drilling Contract by their duly authorized officers or representatives as of the day and year first above written.

OPERATOR:

CIE ANGOLA BLOCK 21 LTD.

By:	/s/ Van P. Whitfield
Name:	Van P. Whitfield
Title:	Chief Operating Officer

CONTRACTOR:

UNIVERSAL ENERGY RESOURCES INC.

By:	/s/ Roberto Jessourun
Name:	Roberto Jessourun
Title:	Vice President and Director

Signature Page to Drilling Contract dated July 30, 2012

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX A

KEY TERMS

Operator shall compensate Contractor in accordance with the lump sum amounts and/or at the rates specified herein.

1                                         SUMMARY OF FEES AND RATES

1.1	Lump Sum Fees		US$

	(a)	Mobilization Fee	$30,000,000.00
	(b)	Demobilization Fee	$8,000,000.00

1.2	Day Rates		US$/DAY

	(a)	Operating Rate	$601,003.00
	(b)	Standby Rate	$571,003.00
	(c)	Repair Rate	$0.00
	(d)	Zero Rate	$0.00
	(e)	Force Majeure Rate	$571,003.00

1.3	Handling Charge		[***]

1.4	Percentage Increase Applicable to Section 3.7(a)(vi)		[***]

2                                         OPERATING AREA AND OPERATING BASE

The Work under this Drilling Contract will be performed in and offshore the Host Country.  The operating base described in Section 4.1(j) will be located at Sonils Base — Luanda, Angola, or such other location south of Luanda, within Angola, as mutually agreed by the Parties.

3                                         DURATION; TERMINATION; DEMOBILIZATION LOCATION; OPTION TERM

As set forth in Article II and Article XIII.

4                                         WATER AND WELL DEPTHS

Maximum water depth — 2,000 meters;

Minimum water depth — 500 meters DP; and

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Maximum well depth — 7,200 meters.

5                                         PAYMENT INFORMATION

All payments to Contractor under this Drilling Contract shall be made via wire transfer to the following account:

JPMorgan Chase Bank

ABA: 021000021

Account Number: [***]

Houston, Texas

6                                         ADDRESS FOR NOTICES

IF TO OPERATOR:

CIE Angola Block 21 Ltd.

c/o Cobalt International Energy, Inc.

920 Memorial City Way, Suite 100

Houston, Texas 77024

Attention: Greg Herring

Tel: +1 713 579 9137

Fax: +1 713 579 9196

Email: Greg.Herring@cobaltintl.com

IF TO CONTRACTOR:

Universal Energy Resources, Inc.

c/o Magnum Transcontinental Corporation

4600 Post Oak Place, Suite 152

Houston, Texas 77027

Attention: Roberto Jessourun and Randy Schaffner

Tel: + 1 713 961 1971

Fax: + 1 713 961 2775

Email: robertoj@petroserv.com.br

7                                         RATES OF PAYMENT TO CONTRACTOR

Appendix A, Section 7.2 provides a summary of day rates applicable to this Drilling Contract which shall be used as the basis for Contractor’s invoices to Operator.  Operator shall pay to Contractor for the Work performed and materials, equipment and supplies furnished by Contractor in accordance with the rates in Appendix A, Section 1 above which, except as otherwise provided, shall be fixed for the duration of this Drilling Contract from the Effective Date or any extensions thereof.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.1                               Lump Sum Compensation

(a)                                 Mobilization

Any Mobilization Fee (in the amount provided above) shall be due and payable by Operator to Contractor in accordance with the terms and conditions of Section 2.9(a).

(b)                                 Demobilization

Any Demobilization Fee (in the amount provided above) shall be due and payable by Operator to Contractor in accordance with the terms and conditions of Section 2.9(b).

7.2                               Day Rate Compensation

Accurate time records shall be maintained on the daily operation report to allow determination of time spent on any of the day rate services as specified herein.

(a)                                 Operating Rate (Appendix A, Section 1.2(a))

The Operating Rate shall be the default rate paid to Contractor by Operator during the time that Work is being performed in full conformity with this Drilling Contract, and the Work is in progress.  The Operating Rate shall end upon completion of Operator’s last Designated Well (drilled to its planned total depth, unless otherwise modified by Operator in its sole discretion) commenced during the Primary Term, or an Extension Term, when all of Operator’s Items are off-loaded and the Rig is moved pursuant to Section 2.7(c)(i).

(b)                                 Standby Rate (Appendix A, Section 1.2(b))

The Standby Rate shall be the compensation paid to Contractor by Operator:

(i)                                     during any period of delay when Contractor is unable to proceed because of adverse sea or weather conditions, including loop, eddy or other adverse currents (including periods required to repair damage caused by such seas, conditions and currents), or as a direct result of an act, instruction or omission of Operator including the failure of any of Operator’s Items, or the failure of Operator to issue instructions, provide Operator’s Items or furnish services;

(ii)                                  during any period after the Term Commencement Date that the Rig is under tow, or under way, between drilling locations or in transit to the Demobilization Point after the last Designated Well;

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iii)                               during any period after the Term Commencement Date that the Rig is undergoing periodic inspection required by (A) Operator or (B) applicable laws, rules and regulations; provided that, in the case of clause (B), for each calendar year during the Primary Term (and any Extension Term), Contractor shall be entitled to an allowance equal to a maximum of [***], during which the Rig is undergoing such periodic inspection (“Inspection Allowance”), and for each Inspection Allowance, the Standby Rate shall apply [***], and Contractor shall be entitled to accrue any unused Inspection Allowance days (at the relevant rates provided herein this Appendix A, Section 7.2(b)(iii)); and provided further that in using its Inspection Allowance, Contractor shall exercise best efforts to avoid any interference with the performance of the Work, and shall schedule all inspections, surveys, drydockings and major maintenance in consultation with Operator;

(iv)                              during any period when the Work is being conducted hereunder to redrill or repair the hole drilled hereunder which is lost or damaged as a result of Contractor Group’s negligence, provided that if such lost or damaged hole is a result of Willful Misconduct of any member of Contractor Group, then the period required to redrill the hole shall be at Zero Rate;

(v)                                 as specified in Section 2.4(b), Section 2.4(c), Section 2.5(b), Section 8.1(a), Section 8.1(b) and Section 13.1(b); and

(vi)                              as may otherwise be specified in this Drilling Contract.

(c)                                  Repair Rate (Appendix A, Section 1.2(c))

The Repair Rate shall be the compensation paid to Contractor during any period (or periods) of suspension of the Work resulting from the failure, breakdown or malfunction of the Rig or, subject to Appendix A, Sections 7.2(b), 7.2(c) and  7.2(e), when the Rig is otherwise unable to perform the Work; provided (i) if such suspension of the Work results from the failure, breakdown or malfunction of surface equipment, the Standby Rate shall apply for the first [***] hours of such suspension and (ii) if such suspension of the Work results from the failure, breakdown or malfunction of subsea equipment, the Standby Rate shall apply for the first [***] hours of such suspension; and provided further that the Standby Rate shall only apply with respect to any repair time described in the preceding clauses (i) and (ii) for a maximum cumulative of [***] hours per month.

(d)                                 Zero Rate (Appendix A, Section 1.2(d))

In addition to events and circumstances described elsewhere in this Drilling Contract where the Zero Rate is applicable, the Zero Rate (i.e., make no payment

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

whatsoever, excepting only the amortized cost of such additional equipment or modifications as described below in Appendix A, Section 7.2(f) and the off-set of additional premium for P&I insurance as described below in Appendix A, Section 7.2(g)) shall be the default rate paid to Contractor by Operator for each day during which the Work is not being performed due to the fault of or breach by Contractor, subject to Appendix A, Sections 7.2(b), 7.2(c), 7.2(e) and 7.2(f).

(e)                                  Force Majeure Rate (Appendix A, Section 1.2(e))

The Force Majeure Rate shall be applicable as set forth in Section 11.1(c).

(f)                                   Cost of Rig Modifications

The Parties have agreed to outfit the Rig with additional equipment and make other modifications to the Rig, at a total cost of Seven Million Seven Hundred and Twenty-Six Thousand and Fifty-One U.S. Dollars (US $7,726,051.00 (the “Rig Modification Cost”), with such Rig Modification Cost to be amortized over the Primary Term of this Drilling Contract in the amount of Seven Thousand and Fifty-Five U.S. Dollars (US $7,055.00) and payable per day of the Primary Term.  In the event of termination of this Drilling Contract prior to the expiration of the Primary Term, Contractor shall be entitled to payment, on a lump-sum basis, of the Rig Modification Cost less any payments made in accordance with this Appendix A, Section 7.2(f).  The additional equipment and modifications to the Rig shall be classified as Contractor’s Items pursuant to the provisions of this Drilling Contract.

(g)                                  Cost of Additional P&I Insurance Coverage

Contractor has agreed to obtain and maintain limits of Protection and Indemnity Insurance in an amount not less than Five Hundred Million U.S. Dollars (US $500,000,000.00), as required by Appendix F, Section E.  [***]

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX B

CONTRACTOR’S PERSONNEL

Classification	Number On Board	Total Number	Work Schedule Days On/Off	Daily Cost/man USD
OIM	1	2	28/28	2,860.00
Barge Master	1	2	28/28	2,450.00
SDPO	2	4	28/28	2,010.00
DPO	2	4	28/28	1,930.00
Medic	1	2	28/28	1,146.00
Radio Operator	1	2	28/28	1,025.00
Safetyman	2	4	28/28	1,233.00
Storekeeper	1	2	28/28	1,233.00
Crane Operator	4	8	28/28	1,233.00
Roustabout	12	24	28/28	531.00
Chief Engineer	1	2	28/28	2,490.00
1st Engineer	2	4	28/28	2,010.00
2nd Engineer	2	4	28/28	1,840.00
3rd Engineer	3	6	28/28	1,640.00
Rig Mechanic	1	2	28/28	2,070.00
Assistant Rig Mechanic	1	2	28/28	1,980.00
Motorman	4	8	28/28	1,025.00
Welder	1	2	28/28	725.00
Chief Electrician	1	2	28/28	2,340.00
Electrician	2	4	28/28	1,900.00
Electronic Technician	2	4	28/28	2,160.00
Rig Superintendent	1	2	28/28	3,130.00
Tool Pusher	2	4	28/28	2,570.00
Driller	2	4	28/28	2,360.00
Assistant Driller Cyber	2	4	28/28	2,300.00
Derrickman	2	4	28/28	1,025.00
Floorman	6	12	28/28	725.00
Subsea Engineer Senior	1	2	28/28	2,640.00
Assistant Subsea Engineer	2	4	28/28	2,130.00

B-1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX C

CONTRACTOR’S RIG AND EQUIPMENT

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

RIG AND EQUIPMENT SPECIFICATION FOR SSV CATARINA

INTERNATIONAL ASSOCIATION OF DRILLING CONTRACTORS
STANDARD FORMAT EQUIPMENT LIST
SEMI SUBMERSIBLE UNITS

TABLE OF CONTENTS

VENTURA — SSV CATARINA

SECTION A - UNIT SPECIFICATIONS
A1	Main Dimensions/Technical Description
A2	Storage Capacities
A3	Propulsion / Thrusters
A4	Operational Capabilities
A5	Variable Loading
A6	Environmental Limits
A7	Mooring System
A8	Marine Loading Hoses
A9	Cranes, Hoists, and Materials Handling
A10	Helicopter Landing Deck
A11	Auxiliary Equipment

SECTION B - GENERAL RIG SPECIFICATIONS
B1	Derrick and Substructure
B2	Drawworks and Associated Equipment
B3	Derrick Hoisting Equipment
B4	Rotating System

SECTION C POWER SUPPLY SYSTEMS

C1	Rig Power Plant
C2	Emergency Generator

SECTION D DRILLSTRING EQUIPMENT
D1	Tubulars
D2	Handling Tools
D3	Fishing Equipment

SECTION E - WELL CONTROL/SUBSEA EQUIPMENT
E1	Lower Riser Diverter Assembly
E2	Primary BOP Stack
E3	Primary Lower Marine Riser Package

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E4	Secondary BOP Stack
E5	Secondary Lower Marine Riser Package
E6	Primary Marine Riser System
E7	Secondary Marine Riser System
E8	Diverter BOP
E9	Subsea Support System

E10	BOP Control System
E11	Subsea Control System
E12	Acoustic Emergency BOP Control System
E13	Subsea Auxiliary Equipment
E14	Choke Manifold
E15	BOP Testing Equipment
E16	Wellhead Running / Retrieving / Testing Tools

SECTION F - MUD SYSTEM/BULK SYSTEM
F1	High Pressure Mud System
F2	Low Pressure Mud System
F3	Bulk System

SECTION G - CASING / CEMENTING EQUIPMENT
G1	Casing Equipment
G2	Cement Equipment

SECTION H - INSTRUMENTATION I COMMUNICATION
H1	Drilling Instrumentation at Driller’s Position
H2	Drilling Parameter Recorder
H3	Instrumentation at Choke Manifold
H4	Standpipe Pressure Gauge
H5	Deviation Equipment
H6	Calibrated Pressure Gauges
H7	Rig Communication System
H8	Environmental Instrumentation
H9	Additional MODU Specific Instrumentation
H10	Radio Equipment

SECTION I - PRODUCTION TEST EQUIPMENT
I1	Burners
I2	Burner Booms
I3	Lines Required on Burner Booms
I4	Sprinkler System
I5	Fixed Lines for Well Testing
I6	Auxiliary Power Availability

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION J - WORKOVER TOOLS

SECTION K - ACCOMMODATION
K1	Offices
K2	Living Quarter

SECTION L - SAFETY EQUIPMENT
L1	General Safety Equipment
L2	Gas / Fire / Smoke Detection
L3	Fire Fighting Equipment
L4	Breathing Apparatus
L5	Emergency First Aid Equipment
L6	Helideck Rescue Equipment
L7	Rig Safety Store
L8	Emergency Warning Alarms
L9	Survival Equipment

SECTION M - POLLUTION PREVENTION EQUIPMENT
M1	Sewage Treatment
M2	Garbage Compaction
M3	Garbage Disposal / Grinder

A.UNIT ESPECIFICATIONS

Rig type:		Ultra Deepwater 6th Generation DP Semi Submersible Drilling Unit

UniVDesign/Shape:		SSV Catarina / GVA 7500

Unit flag:		Liberian

Unit classification:		DNV 1A1 Column Stabilized Drilling Unit, DRILL, HELDK, CRANE, E0, DYNPOS AUTRO VESSEL

IMO Certification:	yes/no	Yes
Which code version:		DNV Offshore Standard [1] and the IMO MODU Code [2].

Year of Construction:		2012

Construction Yard:		DSME - South Korea

Type of Positioning system (anchor/dp/combined):		Dynamic positioning — Kongsberg K-POS Two forward (port and starboard side) sheltered waters mooring system

A.1 MAIN DIMENSIONS / TECHNICAL DESCRIPTION

Weight (light ship):T	lt	31,160 MT
Displacement at loadline:	lt	57,317 MT
Draft at loadline (deepest):	ft	82 ft (operating with thrusters) 25 m
Overall length of unit:	ft	382 ft 116.60 m
Overall width of unit:	ft	317 ft 96.70 m
Main deck length: overall:	ft	382 ft 116.60 meters
Main deck width:	ft	317 ft 96.70 meters
Main deck elevation above baseline:	ft	148 ft 45 m
Number of main columns/diameter:	no x ft	4 / 55’ 1” x 47’ 3”

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Number of small columns/diameter:	no x ft	N/A
Drilling draft/related displacement:	ft / lt	75 ft (23 m) I 51,450 Tonnes
Associated airgap:	ft	44’ 3” (13,5 m)
Transit draft/related displacement:	ft / lt	32’ 7’’ (9,94 m) / 38,000 Tonnes
Associated airgap:	ft	87’ (26,56 m)
Moon pool dimensions:	ft x ft	115,2 ft x 25 ft
Maximum opening through spider deck:	ft	N/A
Pontoon length:	ft	356’ 11” (108.80 m)
Pontoon breadth:	ft	52’ 6” (16.00 m)
Pontoon height:	ft	33’ 7” (10.24 m)
Maximum Substructure/Rotary Load:	lbs/lbs	2,000,000 lbs Rotary / 2,000,000 lbs Setback
Fuel Consumption (average - drilling):	bbl/day	252 bbl/day 40 m3/day
Accommodation for max. no. of personnel:		152

A.2 STORAGE CAPACITIES

Fuel: m3	m3	3,095 m3
Day Oil Tank	m3	337 m3
Lube Oil Tank	m3	47 m3
Drilling water:	m3	2,608 m3
Potable water:	m3	1,297 m3
Active liquid mud in upper hull:	m3	1,200 m3
Reserve liquid mud (Columns and pontoons):	m3	1,737 m3
Oil Base Mud	m3	680 m3 (Base Oil)
Brine	m3	680 m3
Bulk barite:	m3	620 m3
Bulk bentonite:	m3	Included above
Bulk cement:	m3	280 m3
Sacks storage:	sacks	10,000 sacks
Pipe racks area:	ft2	7,125 ft2
Load bearing capacity:	lb/ft2	522 lb/ft2 2,548 kg/m2
Riser racks area:	ft2	9,260 ft2
Load bearing capacity:	lb/ft2	522 lb/ft2 2,548 kg/m2
Miscellaneous storage area:	ft2	8,610 ft2
Ballast system (or preload):	bbl	157,037 bbl 24,966.9 m3

A.3 PROPULSION / THRUSTERS

A.3.1 In-line Propulsion	yes/no	No

Shafts:	no.	N/A
Motors per shaft:	no.	N/A
Motors make/type:		N/A
Total HP per shaft:	hp	N/A
Propeller type (fixed/variable blade):		N/A
Nozzled:	yes/no	N/A

A.3.2 Thrusters

Quantity:	no.	8 Wartsila FS 3500
Fixed/azimuthing:		Azimuthing
Motors per thruster:	no.	1
Make/type motors:		ABB / AMI630L6LVAFMH
Total HP per thruster:		3,800 kW (5.096 HP)
Propeller type (fixed/variable blade):		Fixed
Nozzled:	yes/no	Yes
PS: There is one spare thrsuter in town.

A.3.3 Dynamic Positioning

Make/model:		Kongsberg / K-POS
Full DP or Mooring Assist:		Full DP
Position Reference:		MRU, HIPAP, DGPS, GYRO - Haine

Transponders I Beacons:		Two complete arrays of transponders (being one array for spare)

A.4 OPERATIONAL CAPABILITIES

Maximum designed water depth capability:	ft	10,000 ft 3,048 m
Outfitted max. water depth capability:	ft	6,562 ft 2,000 m
Drilling depth capability (rated):	ft	35,000 ft (10,670 m)
Transit speed towed (historical avg.):	kts	N/A
Transit speed self propelled:	kts	Approx. 7.0 knots

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

A.5 VARIABLE LOADING (VL)

Transit VL:	mt	6,700 mt
Drilling VL:	mt	8,500 mt
Survival VL:	mt	8,500 mt

A.6 ENVIRONMENTAL LIMITS

Drilling
Air gap (below lower deck):	ft	44 ft (13.5 m)
Max. wave height:	ft	35 ft
Max. wave period:	sec	7.6 secs
Max. wind velocity (1 min mean):	kts	70
Max. current velocity:	kts	1.53 kts
Max. heave (double amplitude):	ft	20 ft
Max. pitch (double amplitude):	degrees	2.1
Max. roll (double amplitude):	degrees	2.44
Survival
Air gap (below lower deck):	ft	57.4 ft (17.5 m)
Max. wave height:	ft	107 ft
Max. wave period:	sec	15
Max. wind velocity:	kts	100
Max. current velocity:	kts	2
Max. heave (double amplitude):	ft	8.15
Max. pitch (double amplitude):	degrees	7.09
Max. roll (double amplitude)	degrees	7.51

Transit
Air gap (below lower deck):	ft	87 ft (26.56 m)
Max. wave height:	m	10.7m
Max. wave period:	sec	6.5
Max. wind velocity:	kts	50 kts sustained
Max. current velocity:	kts	2.0 kts
Max. heave (double amplitude):	ft
Max. pitch (double amplitude):	degrees
Max. roll (double amplitude):	degrees

A.7 MOORING SYSTEM

A.7.1 Anchor Winches

Quantity:	no.	2
Make/model:		Miria ind. / EMW56.7-1 D + GBM (M1) / (M2)
Type (electric/hydraulic/diesel):		Electrical
Motors per winch:	no.	1

A.7.2 Falrleads

Quantity:	no.	2
Make:		FL C95.R88
Free rotating range: degrees		Max 90 degrees

A.7.3 Anchors

A.7.3.1 Anchors — Primary

Quantity:	no.	2
Type:		High Holding power AC - 14 Franklin Offshore Korea
Weight:	It	18 te HHP anchor - AC 14

A.7.3.2 Anchors — Spare

Quantity:	no.	0
Make:		N/A
Type:		N/A
Weight:	It	N/A

A.7.4 Anchor Lines

Wire
Quantity: (installed/spare):	no.	600 meters per windlass intalled - no spare onboard
Make/type:		Python WDI 35 x 19 compact
Specification:		WDI 35 x 19 WC Compact RHOL/LHOL Galvanized

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Diameter:	in.	88 mm
Weight per unit length:	lbs/ft	37.9 kg/m
Useful length (nominal):	ft	1970
Classification:		DNV
Breaking strength:	It	7100 kn

Chain
Quantity: (installed/spare):	no.	N/A
Make/type:		N/A
Diameter:		N/A
Useful length (nominal):	ft	N/A

A.7.5 Anchors Line Running & Retrieval System

Primary type (pennant-buoy or chaser):		N/A

A.7.5.1 Pennant Lines

Quantity:	no.	20 meter
Make:		Franklin offshore Korea
Type:		NV-R4 grade
Length:	ft	20 meter
Diameter:	mm	95mm

A.7.5.2 Anchor Buoys

Quantity:	no.	N/A
Volume each:	ft3	N/A
Type:		N/A
Foam filled:	yes/no	N/A

A.7.5.3 Chaser

Quantity:	no.	2
Make:		Franklin Offshore Korea
Type:		90mm DIA 6 X 41 20m in length

A.7.6 Towing Gear

Hook-up system:		Franklin Offshore Korea
Rating:		170 t SWL

A.7.7 Supply Vessel Mooring Lines

Locations (port/stbd/both):		N/ A
Type;		N/ A
Size:		N/ A

It is important to check if it is a contract requirement to have this item on the specified quantity an review it prior to acceptance.

A.8 MARINE LOADING HOSES

Locations of loading manifolds (port/stbd/both):		Both

A.8.1 Potable Water Hose

Quantity:	no.	2
Size:	in	4” diameter 60 meters in length
Make/type:		Techflow flexibles / pot water delivery hose soft wall WP 10 bar
Color coding:	yes/no	Yes
Make/type connection:		WECO / 4” type male sub assy

A.8.2 Drilling Water Hose

Quantity:	no.	2
Size:	in	4” diameter 60 meters in length
Make/type:		Techflow flexibies / pot water delivery hose soft wall WP 10 bar
Color coding:	yes/no	Yes
Make/type connection:		WECO / 4” type male sub assy

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

A.8.3 Diesel Oil Hose

Quantity:	no.	2
Size:	in	4” diameter 60 meters in length
Make/type:		Techflow flexibles / fuel oil delivery hose soft wall WP 15 bar
Color coding:	yes/no	Yes
Make/type connection:		Todo / female dry break valve

A.8.4 Mud Chemical Hose

Quantity:	no.	2
Size:	in	4” diameter 60 meter length
Make/type:		Techflow flexibies / liquid mud delivery hose soft wall WP 15 bar
Color coding:	yes/no	Yes
Make/type connection:		4” Todo Male

A.8.5 Cement Hose

Quantity:	no.	2
Size:	in	5” diameter 60 meter length
Make/type:		Techflow flexibles / bulk cement delivery hose soft wall WP 15 bar
Color coding:	yes/no	Yes
Make/type connection:		WECO 5” female sub assy

A.8.6 Base Oil Hose

Quantity:	no.	2
Size:	in	4” diameter 60 meters in length
Make/type:		Techflow flexibies / base oil delivery hose soft wall WP 15 bar
Color coding:	yes/no	Yes
Make/type connection:		Todo 4” female dry break

A.8.7 Brine Hose

Quantity:	no.	2
Size:	in	4” 60 meters in length
Make/type:		Techflow flexibles / brine delivery hose soft wall WP 15 bar
Color coding:	yes/no	Yes
Make/type connection:		WECO 4” male sub assy + nut

A.9 CRANES, HOISTS, AND MATERIALS HANDLING

A.9.1 Cranes, Revolving, Main

Quantity:	no.	2 ea 80 mt + 1 ea 15 mt (knuckleboom)
Specification (API, etc):		DNV, NORSOK S-001/S-002 /R-CR-002/R-003, NMD 856
Make:		2 ea Liebherr + 1 ea MacGregor
Type:		BOS4200-80 pedestal electric hydraulic + 1 ea knuckleboom HMC 2806 hydraulic
Location (stbd,port,aft, frwd):		Stbd mid ship / Port mid ship / Pipe deck
Boom length:	ft	147
Hook reach below main deck (block/whip):	ft / ft	N/A
Block capacities and hoisting speeds

Load/radius/speed (minimum radius):	It/ft/(ft/sec)	80 metric tons @ 45 ft ( Liebherr) 0,381 ft/sec, 15 metric tons @ 25 ft (MacGregor)
Load/radius/speed (maximum radius):	It/ft/(ft/sec)	39 metric tons @ 150 ft (Liebherr) 0,381 ft/sec
Whip capacity/hoist speed (Id/rad./spd):	It/ft/(ft/sec)	15 metric tons
Hook load indicator automatically:
corrected for boom angle:	yes/no	Yes
Alarm (audible, visual, both):		Audible
Automatic brake:	yes/no	Yes
Safety latch on hooks:	yes/no	Yes
Crown saver (limit switch):	yes/no	Yes
Boom illumination:	yes/no	Yes
Baskets for personnel transfer:	no.	2

A.9.2 Cranes, Revolving, Secondary

Quantity: no.	no.	N/A
Specification (API, etc):

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Make:
Type:
Location (stbd,port,aft, frwd):
Boom length:	ft	N/A
Hook reach below main deck (block/whip):	ft / ft
Block capacities and hoisting speeds
Maximum Safe Working Load
Whip capacity/hoist speed (Id/rad/sod):	It/ft/(ft/sec)
Hook load indicator automatically		N/A
corrected for boom angle:	yes/no
Alarm (audible, visual, both):
Automatic brake:	yes/no
Safety latch on hooks:	yes/no
Crown saver (limit switch):	yes/no
Boom illumination:	yes/no
Baskets for personnel transfer:	no.	N/A

A.9.3 Forklifts

Quantity:	no.	1
Make/type:		Electric - rechargeable
Rated capacity:	mt	2 mt
Explosion proof:	yes/no	Yes

A.9.4 Monorail Overhead Cranes

Quantity:	no.	3 Total. (1 x Riser) (1 x BOP) (1 x X-Mas Tree)
Make:		AKMH Riser Gantry Crane
Type:		Riser Gantry Crane
Related Capacity:		2 x 23 mt
Location:		Riser deck

A.9.5 BOP Handling System

Make/type:		Aker Kvaerner MH
Rated capacity:	mt	520mt minimum capacity BOP transporter

Make/type:		Aker Kvaerner MH
Rated capacity:	mt	2 x 75Ton Overhead Crane

Make/type:		Aker Kvaerner MH
Rated capacity:	mt	200mt X-Mas tree Transporter Trolly

A.9.6 Air Hoists/Derrick Winches

A.9.6.1 Rig Floor Winches (Non man-riding)

Quantity:	no.	3
Make:		Aker MH
Type:		hydraulic
Rated capacity:	lb	1 x 10T and 2 x 5T
Wire diameter:	in	1” and 3/4”
Automatic brakes:	yes/no	Yes
Overload protection:	yes/no	Yes
Automatic spooling:	yes/no	Yes

A.9.6.2 Monkey Board Work Winch

Quantity:	no.	1
Make:		N/A
Type:		N/A
Rated capacity:	lb	1 Ton
Wire diameter:	in	N/A
Automatic brakes:	yes/no	No
Overload protection:	yes/no	Yes

A.9.6.3 Rig Floor “Man-Riding” Winch

Quantity:	no.	2
Make:		Aker MH
Type:		hydraulic

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Rated capacity:	It	150 Kg
Wire diameter:	in	10mm
Non-twist wire:	yes/no	Yes
Automatic brakes:	yes/no	Yes
Overload protection:	yes/no	Yes
Automatic spooling:	yes/no	Yes
Certified for man-riding:	yes/no	Yes

A.9.6.4 Utility Winch (Catwalks)

Quantity:	no.	N/A
Make:		N/A
Type:		N/A
Rated capacity:	It	N/A
Wire diameter:	in	N/A
Automatic brakes:	yes/no	N/A
Overload protection:	yes/no	N/A
Automatic spooling:	yes/no	N/A
Certified for man-riding:	yes/no	N/A

A.9.6.5 Cellar Deck Winch

Quantity:	no.	6 (moonpool): 4 x utility + 2 Man riding
Make:		Aker MH
Type:		Hydraulic
Rated capacity:	lb	3 x 5 ton (utility) + 1 x 10 ton + 2 x 150Kg Man riding
Wire diameter:	in	26mm (10ton); 19mm (5ton) & 10mm (Man riding)
Automatic brakes:	yes/no	Yes
Overload protection:	yes/no	Yes
Automatic spooling:	yes/no	Yes
Certified for man-riding:	yes/no	2 Yes

A.10 HELICOPTER LANDING DECK

Location:		Forward Port
Dimensions:	ft x ft	Octagonal 22 m x 22 m
Perimeter safety net:	yes/no	Yes
Load capacity:	It	28,600 lbs.
Designed for helicopter type:		Designed for Sikorsky S-92
Tie down points:	yes/no	Yes
Covered by foam fire system:	yes/no	Yes
Heli-refueling system type:		N/A
Fuel storage capacity: U.S.gals	US gals	N/A
Helideck lighting to aviation specification as required by country of operation:	yes/no	Yes

A.10.1 Helicopter Refueling System

Fuel storage capacity:	US gals	N/A
Jettisonable:	yes/no	N/A
Fuel transport containers:	qty.	N/A
Volume (ea):	gals	N/A
Covered by foam fire system:	yes/no	N/A

A.11 AUXILIARY EQUIPMENT

A.11.1 Water Distillation

Quantity:	no.	2
Make/type:		Alfa Laval Orca 50
Capacity (each/total):	m3/day	50 m3 / day Total: 100 m3/day

A.11.2 Boilers

Quantity:	no.	1
Make/type:		Clayton EO-204-2
Capacity (total system):	lbs/hr	2.5 tonne/hour at 10 bar

A.11.3 Air Conditioning

Quantity:	no.	3

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Make/type:		Hi Air Korea
Capacity (total system):		20,834 m3/hr

A.11.4 Electric Welding Sets

Quantity:	no.	2
Current capacity:	amp	400 amps
Make/model:		SAFEX M450 415V 50HZ

Type:	fixed / portable	Portable
Quantity:	no.
Current capacity:	amp
Make/model:

Type:	fixed / portable
A.11.5 High Pressure Cleaner

Quantity:	no.	4
Make/type:		Karcher HDS 1200
Electric/pneumatic/diesel:		Electric
Max delivered pressure:	psi	1200 psi

Quantity:	no.	1
Make/type:
Electric/pneumatic/diesel:		Electric
Max delivered pressure:	psi	1800 psi

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

B. GENERAL RIG SPECIFICATIONS

B.1 DERRICK AND SUBSTRUCTURE

Make/type:		Aker Kvaerner
Rated for wind speed
With full set back:	kts	78.37 Kts
With no set back:	kts	116.6 Kts
Height:	ft	210 ft
Dimensions of base:	ft x ft	46 ft x 52 ft
Dimensions of crown:	ft x ft	18ft x 18ft
Gross nominal capacity:	It	2,000,000 lbs
Maximum number of lines:	no.	16
Ladders with safety cages and rests:	yes/no	Yes
Platform for crown sheave access:	yes/no	Yes
Counter balance, system for rig tongs and pipe spinning tong:	yes/no	Yes
Lighting system explosion proof:	yes/no	Yes

B.1.2 Racking Platform

Make/type:		Aker Kvaerner
Racking platform capacity of 5” DP:	ft	320 stds 3 1/2” — 6 5/8” DP

Racking platform capacity of DC:	no.	3 stds of 91/2” / 5 stds of 8” / 12 stds 6 ¾” / 10 stds 6 5/8” HWDP (4 jts / stand)
Racking platform capacity of casing:	no.	54 stds of 13 3/8” / 78 stds of 9 5/8” / 120 stds 7”

B.1.3 Racking Arm

Make/type:		Maritime Hydraulics Bridge Crane

Make/type:		Maritime Hydraulics / Lower Guiding Arm

Make/type		Maritime Hydraulics / Standbuilding Arm (Eagle Arm BB01)

Make/type		Maritime Hydraulics / Drill Floor Manipulator Arm

B.1.4 Casing Stabbing Board

Make/type:		Aker Kvaerner Access Basket
Adjustable from/to height above rotary:	ft / ft	0ft / 47.9ft

B.1.5 Substructure

Make/type:		GVA 7500
Height (above main deck):	ft	52ft
Length:	ft	63ft
Width:	ft	136ft
Setback capacity:	mt	908mt
Simultaneous setback + hookload capacity:	mt	907mt + 908mt=1,815mt
Clear height below R/table beams:	ft	93ft

B.1.6 Weather Proofing

Rig floor windbreaks height:	m	5m
Derrickman windbreaks height:	ft	19.6ft

B.1.7 Derrick TV Camera System

Camera located at:		Travelling Block, Top Drive, BridgeCrane, Fingerboard and Bellyboard.

Make/type:		Panasonic WV-NS202
Zoom/Pan/Tilt-function:	yes/no	Yes
DCC (driller’s control cabin), Toolpusher Office, Bridge, Company
Monitor located at:		Man Office and ECR.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

B.2 DRAWWORKS AND ASSOCIATED EQUIPMENT

B.2.1 Drawworks

Make/type:		Wirth model GH 4500
Motors make/type:		GEB 22A2 / AC motor
Quantity: no.	no.	3
Rated input power continuous: hp	hp	4500 hp
Rated output power continuous: hp	hp	1500 hp each
Drum type:		Lebus grooved
Drum diameter: mm	mm	1259mm
Wire diameter: in	in	2”
Maximum line pull 16 lines: It	It	1250 Ton (2,500,000 Ibs)
Maximum line pull 14 lines: It	It	1127 Ton (2,253,000 Ibs)
Maximum line pull 12 lines: It	It	1000 Ton (2,000,000 Ibs)
Spinning cathead type:		N/A
Breakout cathead type:		N/A
Crown block safety device make/type:		Aker Solutions Anti-collision system
Independent fresh water cooling system for drawworks and electric brake:	yes/no	Yes

B.2.2 Auxiliary Brake

Make:		ELMAGCO
Model:		7838
Independent back-up system type:		N/A

B.2.3 Sandline

Make:		N/A
Length capacity:	ft	N/A
Line size/type:	in	N/A
Breaking strength:	It	N/A
Safe working load:	It	N/A

B.2.4 Wireline

Make:		NOV Mathey Autotrak 2000
Length capacity:	ft	47,000ft
Line size/type:	in	0,092

B.2.5 Automatic Driller

Make/type:		AUTO-DRILLER Feed Off System

B.3 DERRICK HOISTING EQUIPMENT

B.3.1 Crown Block

Make/type:		Maritime Hydraulics / BX31
Rated capacity:	It	1000 ST (2,000,000 Ibs)
No. of sheaves:	no.	8
Sheaves diameter:	in	72”
Sheave grooved for line size:	in	2”

B.3.2 Travel Block

Make/type:		Maritime Hydraulics
Rated capacity:	It	1000 ST (2.000.000 Ibs)
No. of sheaves:	no.	7
Sheaves diameter:	in	72”
Sheave grooved for line size:	in	2”

B.3.3 Hook

Make/type:
Rated capacity:
Complete with spring assembly/hook locking device:	yes/no	No
No

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

B.3.4 Swivel

Make/type:
Rated capacity:
Test/working pressure: psi/psi	psi/psi
Gooseneck and washpipe minimum ID>= 76mm:	yes/no
Connection size: in	in
Access fitting for wireline entry on top of gooseneck:	yes/no

B.3.5 Drilling Line

Diameter:	in	2”
Type:		6 x 31 IWRC EIPS
Length (original):	ft	10,000 ft
Support frame for drum/cover:	yes/no	Yes
Drilling line drum power driven:	yes/no	Yes
Spare reel drilling line:	yes/no	No
Location (rig, shore, etc.):

B.3.6 Anchor Dead Line

Make/type:		Maritime Hydraulics / Type 200-FIRC
Weight sensor:	yes/no	Yes

B.3.7 Drilling String Motion Compensator

Make/type:		Maritime Hydraulics / Type YD53 Crown mounted with type YD25
Active Heave Compensator
Stroke:	ft	25 ft
Capacity - compensated:	It	1,000,000 lbs / 500 Tons
Capacity - locked:	st	2,000,000 lbs / 1000 Tons (On water table)

B.3.8 Block Guidance System

Make/type:		AKMH Retractable Dolly

B.3.9 Retraction System for Traveling Block

Make/type:		Aker MH- 10-BJ-2415

B.4 ROTATING SYSTEM
Rotating Mousehole		N/A

B.4.1 Rotary Table

Make/type:		WIRTH 10-BG5310
Maximum opening:	in	60 1/2”
Rated capacity:	It	1,000 Ton
Static load capacity:	It	1,000 Ton
Rotating load capacity:	It @ rpm	1,000 Ton @ 20 rpm
Two speed gearbox:	yes/no	No
Emergency chain drive:	yes/no	No
Driven by an independent electric motor:	yes/no	Yes
Electric motor type/make:		Hydraulic
Maximum continuous torque:	ft-lbs	33,900 ft-lbs
Drip pan/mud collection system:	yes/no	Yes

B.4.2 Master Bushings

Make/type:		Wirth
Insert bowls (see G.1.7):	in	No 1, 2 , 3

B.4.3 Kelly Bushing

Make/type:		N/A
Lock down assembly:	yes/no	N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

B.4.4 Top Drive

Make:		Aker MH
Type (electric/hydraulic):		DDM 1000-AC-2M
Rated capacity:	It	1000 Ton (2,000,000 lbs)
Test/working pressure:	psi/psi	7500 psi
If driven by electric motor Make/type:		2 GE / GEB20B2 AC motors
Output power:	hp	1150 hp
Maximum continuous torque:	ft-lbs	87,000ft-lbs
Two speed gearbox:	yes/no	No
Maximum rotary speed:	rpm	250 rpm
Remote operated kelly cock:	yes/no	Yes
Cooling system type:		AIR (2 cooling motors)

B.4.4.1 Top Drive Makeout/Breakout System

Make:		Aker Kvaerner
Model:		DDM Heavy duty 127,000ft-lbs
Type:		Pipe Handler
Max. breakout torque that can be applied by system:	ft-lbs	127,000ft-lbs

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

C. POWER SUPPLY SYSTEMS

C.1 RIG POWER PLANT

C.1.1 Diesel Engines

Quantity:	no.	8
Make/type:		Wartsila 16V26 A2
Maximum continuous power:	hp	5200kW
At rotation speed of:	rpm	900rpm
Equipped with spark arrestors:	yes/no	Yes
Mufflers installed:	yes/no	Yes
Total fuel consumption, drilling (avg):	bbl/day	40 m3/day

Quantity:	no.	1 Dead Ship
Make/Type:		MAN / D2842LE
Maximun contiuous power:	hp	470
At rotation speed of:	rpm	1800
Equipped with Spark Arrestor:	yes/no	Yes
Mufflers installed:	yes/no	Yes

C.1.2 DC - Generator

Quantity:	no.	0
Make/type:		N/A
Continuous power:	kw	N/A
At rotation speed of:	rpm	N/A
Output volts:	volts	N/A

C.1.3 AC - Generator

Quantity:	no.	8
Make/type:		ABB / AMG0710LTO8LAE
Continuous power:	kw	5000 kw each
At rotation speed of:	rpm	900
Output volts:	volts	11,000

Quantity:	no.	1 Dead Ship Generator
Make/type:		LEROY SOMER
Continuous power:	kw	350
At rotation speed of:	rpm	1800
Output volts:	volts	690

C.1.4 SCR System

Number of SCR:	no.	8
Make/type:		VFD system - ABB/ACS800
Maximum continuous power (total):	kw	3800KW
Output volts:	volts	710

C.1.5 Transformer System

Quantity:	no.	8
Make/type:		TRASFOR / TGT08FS4M4/G
Continuous power (each):	kva	4400
Output volts:	volts	710
Frequency:	Hz	60

Quantity:	no.	2
Make/type:		TRASFOR / TGT08FS5M2/G
Continuous power (each):	kva	5200
Output volts:	volts	710
Frequency:	Hz	60

Quantity:	no.	4
Make/type:		TRASFOR / 8FN-3M2/G
Continuous power (each):	kva	3200
Output volts.	volts	710
Frequency:	Hz	60

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Quantity:	no.	4
Make/type:		KOC ELECTRIC / KD210168
Continuous power (each):	kva	500
Output volts:	volts	230
Frequency:	Hz	60

Quantity:	no.	4
Make/type:		KOC ELECTRIC / KD210168
Continuous power (each):	kva	450
Output volts:	volts	440
Frequency:	Hz	60

Quantity:	no.	2
Make/type:		KOC ELECTRIC / KD210168
Continuous power (each):	kva	250
Output volts:	volts	440
Frequency:	Hz	60

Quantity:	no.	4
Make/type:		KOC ELECTRIC / KD210168
Continuous power (each):	kva	10
Output volts:	volts	230
Frequency:	Hz	60

Quantity:	no.	2
Make/type:		KOC ELECTRIC / KD210168
Continuous power (each):	kva	200
Output volts:	volts	230
Frequency:	Hz	60

Quantity:	no.	1
Make/type:		KOC ELECTRIC / KD210168
Continuous power (each):	kva	50
Output volts:	volts	110
Frequency:	Hz	60

Quantity:	no.	1
Make/type:		KOC ELECTRIC / KD210168
Continuous power (each):	kva	75
Output volts:	volts	110
Frequency:	Hz	60

C.1.6 Emergency Shutdown

Emergency shutdown switches for the complete power system (AC & DC), located at the following points:		Toolpusher Office Matrix Panel, DCC, Matrix Panel, DP Backup Control Room Matrix Panel, LECR Matrix Panel and DP Control Room CAAP Panel

C.1.7 Auxiliary Power Supply

Power supply for a mud logging unit:	yes/no	Yes
Power supply available to unit.
Output volts:	volts	220/440V AC
Frequency:	Hz	60HZ
Current:	amps	100A

Phase:	single /	three
	three
C.1.8 Compressed Air System

Air Compressors - High Pressure:
Quantity:	no.	3
Make:		JP Sauer & Sohn
Model:		WP 5000
Rated capacity:	cfm	165 m3/hour
Working press:	psi	310 bar
Prime mover (electric/diesel):		Electrical
Continuous power:	hp
Air dryers:
Quantity:	no.	3
Make/type:		BEKO Technologies GMBH / AC 165+40 ºCHP 280-325S
Rated capacity:	cfm	165 m3/hour

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Air Compressors - Medium pressure
Quantity:	no.	3
Make:		Ingersol Rand
Model:		EP 200
Rated capacity:	cfm	1500m3/hour
Working press:	psi	8 Bar
Prime mover (electric/diesel):		Electric
Continuous power:	hp
Air dryers:
Quantity:	no.	3
Make/type:		Ingersol Rand HRE 1450 / Heat absorbtion continuous service
Rated capacity:	cfm	1450m3/hour

Air Compressors - Low Pressure (bulk air):		Rig air Compressors supply bulk system via pressure regulator
Quantity:	no.
Make:
Model:
Rated capacity:	ft3/hr
Working press:	bar	4.95 bar
Prime mover (electric/diesel):
Continuous power:	hp
Air dryers:
Quantity:	no.
Make/type:
Rated capacity:	ft3/min
Air Compressors — Well Testing
Quantity:	no.	3
Make:		Quincy
Model:		Qsi 1500
Rated capacity		1500m3/hour
Working press:		8 Bar
Prime mover (electric/diesel):		Electric
Continuous power:

C.2 EMERGENCY GENERATOR
C.2.1 Engine

Quantity: no.	no.	1 (Deadship Generator)
Make/type:		MAN / D2842LE
Maximum output: kw	kw	449KW
At rotation speed: rpm	rpm	1800RPM
Starting methods (automatic, manual, air/hydraulic):		Manual

C.2.2 AC - Generator

Quantity:	no.	4
Make/type:		ABB / AMG0710LT08LAE
Maximum output:	rpm	900
At rotation speed:	kw	5000
Output volts:	volts	11000
Capable of back-feeding power to main bus:	yes/no	Yes

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

D. DRILLSTRING EQUIPMENT

D.1 TUBULARS

D.1.1 Kellys

Quantity:	no.	N/A
Nominal size OD:	in	N/A
Shape type (hexagonal, square, triangular):		N/A
Total/working length:	ft	N/A
Connection type:		N/A
API classification:		N/A

D.1.2 Kelly Saver Subs

Quantity:	no.	N/A
Nominal kelly size:	in	N/A
Connection type:		N/A
API classification:		N/A
Protector:	yes/no	N/A

D.1.3 Drill Pipe

Drill pipe OD:	in	5 1/2”
Grade:		S 135
Total length:	ft	12,600 ft (400 joints / 3,840)
Range:		Range 2
Weight:	lbs/ft	24.7 lbs/ft
Internally plastic coated:	yes/no	No
Tool joint OD/ID:	in / in
Tool joint pin length (original):	in	12 inch
Tapered shoulder tool joints (box/pins):	deg / deg	18 deg / 35 deg
Connection type:		5 1/2” FH
Type of hardfacing:		Casing friendly TCS Ti
API classification:
Thread protectors:	yes/no	Yes

Drill pipe OD:	in	5 1/2”
Grade:		S 135
Total length:	ft	13,104 ft (416 joints / 3,995m)
Range:		Range 2
Weight:	lbs/ft	21.9 lbs/ft
Internally plastic coated:	yes/no	No
Tool joint OD/ID:	in / in	7 1/2” / 3 1/2”
Tool joint pin length (original):	in	12 inch
Tapered shoulder tool joints (box/pins):	deg / deg	18 deg / 35 deg
Connection type:		5 1/2” FH
Type of hardfacing:		Casing friendly TCS 8000
API classification:
Thread protectors:	yes/no	Yes

Drill pipe OD:	in	6 5/8”
Grade:		S135
Total length:	ft	5,906 ft (187 joints / 1,800 m)
Range:		Range 2
Weight:	lbs/ft	50.0 lbs/ft
Internally plastic coated:	yes/no	No
Tool joint OD/ID:	in / in	8 1/2” / 4 1/2”
Tool joint pin length (original):	in	10 inch
Tapered shoulder tool joints (box/pins):	deg / deg	18 deg / 35 deg
Connection type:		6 5/8” FH
Type of hardfacing:		TCS Ti
API classification:
Thread protectors:	yes/no	Yes

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Drill pipe OD:	in	6 5/8”
Grade:		S135
Total length:	ft	13,325 ft (423 joints / 4,072 m)
Range:		Range 2
Weight:	lbs/ft	40.0 lbs/ft
Internally plastic coated:	yes/no	No
Tool Joint OD/ID:	in / in	8 1/2” / 4 1/2”
Tool joint pin length (original):	in	10 inch
Tapered shoulder tool joints (box/pins):	deg / deg	18 deg / 35 deg
Connection type:		6 5/8” FH
Type of hardfacing:		TCS Ti
API classification:
Thread protectors:	yes/no	Yes

Drill pipe OD:	in	6 5/8”
Grade:		S135
Total length:	ft	6.234 ft (198 joints / 1,900 m)
Range:		Range 2
Weight:	lbs/ft	34.0 lbs/ft
Internally plastic coated:	yes/no	No
Tool joint OD/ID:	in / in	8 1/2” / 4 1/2”
Tool joint pin length (original):	in	10 inch
Tapered shoulder tool joints (box/pins):	deg / deg	18 deg / 35 deg
Connection type:		6 5/8” FH
Type of hardfacing:		TCS Ti
API classification:
Thread protectors:	yes/no	Yes

Drill pipe OD:	in	6 5/8”
Grade:		S135
Total length:	ft	3,150 ft (100 joints / 1,000 m)
Range:		Range 2
Weight:	lbs/ft	27.0 lbs/ft
Internally plastic coated:	yes/no	No
Tool joint OD/ID:	in / in	8 1/2” / 4 1/2”
Tool joint pin length (original):	in	10 inch
Tapered shoulder tool joints (box/pins):	deg / deg	18 deg / 35 deg
Connection type:		6 5/8” FH
Type of hardfacing:		TCS Ti
API classification:
Thread protectors:	yes/no	Yes

D.1.4 Drill Pipe Pup Joints

6 5/8”
Tool joint OD/ID:	in / in	8 1/2” / 4 1/2”
Grade:		S135
Length:	ft	20 ft
Quantity:	no.	3
Length:	ft	15 ft
Quantity:	no.	4
Length:	ft	10 ft
Quantity:	no.	4
Length:	ft	5 ft
Quantity:	no.	3
Weight:	lbs/ft
Connection type:		6 5/8” FH
Internally plastic coated:	yes/no	No
Thread protectors:	yes/no	Yes

6 5/8”
Tool joint OD/ID:	in / in	8 1/2” / 3 1/2”
Grade:		S135
Length:	ft	15 ft
Quantity:	no.	4
Connection type:		6 5/8” FH Box x 6 5/8” Reg Pin 50 ppf, 2 MMIb tensile strength

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5 1/2”
Tool joint OD/ID:	in / in	6 5/8” / 4”
Grade:		S 135
Length:	ft	20 ft
Quantity:	no.	2
Length:	ft	15 ft
Quantity:	no.	2
Length:	ft	10 ft
Quantity:	no.	2
Length:	ft	5 ft
Quantity:	no.	2
Weight:	lbs/ft
Connection type:		5 1/2” FH
Internally plastic coated:	yes/no	No
Thread protectors:	yes/no	Yes

D.1.5 Drill Pipe Casing Protectors

Initial stock:	no.	0
Make/type:		N/A
OD:	in	N/A
Installation tools (manual/hydraulic/none):		N/A

D.1.6 Heavy Weight Drill Pipe
(e.g. Hevi-Wate)

Quantity:	no.	45
Nominal size OD:	in	6 5/8”
Weight:	lbs/ft
Range:		2
Tool joint OD:	in
Tool joint ID:	in
Type of hardfacing:		TSC Ti
Internally plastic coated:	yes/no	No
Connection type:		6 5/8” FH
Thread protectors:	yes/no	Yes

D.1.7 Drill Collars

Quantity:	no.	16
OD body:	in	9 ½”
ID body:	in	3”
Nominal length of each joint:	ft	31 ft
Drill collar body (slick/spiral):		Spiral
Recess for “zip” elevator:	yes/no	Yes
Recess for slips:	yes/no	Yes
Stress relief pin groove:	yes/no	Yes
Boreback on box:	yes/no	Yes
Connection type:		7 5/8” REG

Quantity:	no.	45
OD body:	in	8 ”
ID body:	in	3 1/16”
Nominal length of each joint:	ft	31 ft
Drill collar body (slick/spiral):		Spiral
Recess for “zip” elevator:	yes/no	Yes
Recess for slips:	yes/no	Yes
Stress relief pin groove:	yes/no	Yes
Boreback on box:	yes/no	Yes
Connection type:		6 5/8” REG

Quantity:	no.	45
OD body:	in	6 ¾”
ID body:	in	2 15/16”
Nominal length of each joint:	ft	31 ft
Drill collar body (slick/spiral):		Spiral
Recess for “zip” elevator:	yes/no	Yes
Recess for slips:	yes/no	Yes
Stress relief pin groove:	yes/no	Yes
Boreback on box:	yes/no	Yes
Connection type:		4 ½” IF

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

D1.8 Short Drill Collars

Quantity:	no.	3
OD body:	in	9 ½” Slick
ID body:	in	3”
Nominal length of each joint:	ft	1 x 5ft - 1 x 10ft - 1 x 15ft
Stress relief pin groove:	yes/no	Yes
Boreback on box:	yes/no	Yes
Connection type:		7 5/8” REG

Quantity:	no.	2
OD body:	in	8”
ID body:	in	2 13/16”
Nominal length of each joint:	ft	1 x 5ft, 1 x 10ft
Stress relief pin groove:	yes/no	Yes
Boreback on box:	yes/no	Yes
Connection type:		6 5/8” REG

Quantity:	no.	2
OD body:	in	6 ¾
ID body:	in	2 ¾”
Nominal length of each joint:	ft	1 x 5ft, 1 x 10ft
Stress relief pin groove:	yes/no	Yes
Boreback on box:	yes/no	Yes
Connection type:		4 ½” IF

D.1.9 Non-Magnetic Drill Collars

Quantity:	no.	N/A
OD body:	in	N/A
ID body:	in	N/A
Nominal length of each joint:	ft	N/A
Drill collar body (slick/spiral):		N/A
Recess for “zip” elevator:	yes/no	N/A
Recess for slips:	yes/no	N/A
Stress relief pin groove:	yes/no	N/A
Boreback on box:		N/A
Connection type:		N/A

D.1.10 Core Barrels

Quantity:	no.	N/A
Make:		N/A
Model:		N/A
Size OD x ID:	in x in	N/A
Length:	ft	N/A
Top connection type:		N/A
Spiral stabilizing ribs:	yes/no	N/A
Subs and handling tools:	yes/no	N/A

D.1.11 Stabilizers

Hole size:	in	N/A
Quantity:	no.	N/A
Make:		N/A
OD blades:	in	N/A
Type blades (straight/spiral/welded/integral/sleeve):		N/A
Type of blade hardfacing:		N/A
OD body or fishing neck:	in	N/A
ID body:	in	N/A
Connection type:		N/A
Float valve receptacle:	yes/no	N/A

D.1.12 Roller Reamers

Hole size:	in	N/A
Quantity:	no.	N/A
Make:		N/A
OD body:	in	N/A
ID body:	in	N/A
OD fishing neck:	in	N/A
Cutters, supplied sets:	no.	N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Cutters, type:		N/A
Connection, type:		N/A

D.1.13 Shock Absorbers (Damping Sub)

Quantity:	no.	N/A
Make/type:		N/A
OD body:	in	N/A
ID body:	in	N/A
OD fishing neck:	in	N/A
Connection type:		N/A

D.1.14 Drilling Jars

Quantity:	no.	N/A
Make:		N/A
Type (mechanical/hydraulic;up/down):		N/A
OD body:	in	N/A

D.1.15 Inside BOP Valve

Quantity:	no.	4
Make:		VAM
OD:	in	8 1/2”
Min. drill pipe ID required:	in	2 13/16”
Connection type:		6 5/8” FH
Working pressure rating:	psi	15,000psi
Repair kits	no.	4
Saver subs for inside BOP 6 5/8” FH	no.	8

Quantity:	no.	4
Make:		VAM
OD:	in	6 5/8”
Min. drill pipe ID required:	in	2 13/16”
Connection type:		5 1/2” FH
Working pressure rating:	psi	15,000psi
Repair kits	no.	4
Saver subs for inside BOP 5 1/2” FH	no.	8

D.1.16 Kelly cock

Make/type:		VAM
Quantity:	no.	4
Connections:		6 5/8” FH
Repair kits:	no.	4

D.1.17 Circulation Head

Size / Connections:		8” OD, 6 5/8”FH VAM PIN x 2” 2202 FEMALE WECO CONNECTION

Size / Connections:		6 ¾” OD 4 ½”IF NC50 PIN X 2” 2202 FEMALE WECO CONNECTION

Size / Connections:		8” OD, 6 5/8”FH VAM BOX x 2” 2202 FEMALE WECO CONNECTION

Size / Connections:		6 ¾” OD 4 ½”IF NC50 BOX X 2” 2202 FEMALE WECO CONNECTION

D.1.18 IBOPValves

Upper:
Quantity:	no.	1
Make/type:		Maritime Hydraulics
Working pressure:	psi	15,000 psi
Max. OD body:	in	8 1/2”
Min. ID body:	in	8 1/2”
Connection type:		6 5/8”Reg

Lower:
Quantity:	no.	1
Make/type:		Maritime Hydraulics
Working pressure:	psi	15.000
Max. OD body:	in	8 1/2”

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Min. ID body:	in	8 1/2”
Connection type:		6 5/8”Reg

D.1.19 Circulation Subs

Quantity:	no.	2
Make/type:		Side entry pump in sub
OD body:	in
Connection type:	no.	6 5/8” FH

D.1.20 Cup Type Testers

Quantity:	no.	0
Make:		N/A
Size test cup for casing weight:	in-lb/ft	N/A
Size test cup for casing weight:	in-lb/ft	N/A
Size test cup for casing weight:	in-lb/ft	N/A
Connection:		N/A

D.1.21 Plug Type Testers

Quantity:	no.	0
Make:		N/A
Size test plugs:	in	N/A
Connection:		N/A

D.1.22 Drop-In Valves

Quantity:	no.	3
For nom. OD drillpipe:	in	6 5/8”
Make/type:		VAM
Max. OD of dart:	in
Repair kits	no.	4

Quantity:	no.	2
For nom. OD drillpipe:	in	5 1/2”
Make/type:		VAM
Max. OD of dart:	in
Repair kits	no.	4

D.1.23 Bit Subs (Box-Box)

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		7 5/8” REG FF BOX
Bottom connection:		7 5/8” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		6 5/8” REG FF BOX
Bottom connection:		7 5/8” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		4 1/2” IF BOX
Bottom connection:		7 5/8” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		6 5/8” FH BOX
Bottom connection:		7 5/8” REG BIT BOX
Bored for float valve:	yes/no

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Float size:	in
	no.	4
Quantity:
OD size:	in
ID size:	in
Top connection:		5 1/2” FH BOX
Bottom connection:		7 5/8” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		7 5/8” REG FF
Bottom connection:		6 5/8” REG BIT
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		7 5/8” REG BOX
Bottom connection:		6 5/8” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		4 1/2” IF BOX
Bottom connection:		6 5/8” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		6 5/8” FH BOX
Bottom connection:		6 5/8” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		5 1/2” FH BOX
Bottom connection:		6 5/8” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		7 5/8” REG FF BOX
Bottom connection:		4 1/2” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		6 5/8” REG BOX
Bottom connection:		4 1/2” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		4 1/2” IF BOX
Bottom connection:		4 1/2” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

	no.	4

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Quantity:
OD size:	in
ID size:	in
Top connection:		6 5/8” FH BOX
Bottom connection:		4 1/2” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

Quantity:	no.	4
OD size:	in
ID size:	in
Top connection:		5 1/2” FH BOX
Bottom connection:		4 1/2” REG BIT BOX
Bored for float valve:	yes/no
Float size:	in

D.1.24 Crossover Subs

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		6 5/8” FH BOX
Bottom connection size:		4 1/2” IF PIN

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		6 5/8” FH BOX
Bottom connection size:		6 5/8” REG PIN

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		6 5/8” FH BOX
Bottom connection size:		7 5/8” REG FF PIN

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		4 1/2” IF BOX
Bottom connection size:		6 5/8” FH PIN

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		6 5/8” REG BOX
Bottom connection size:		6 5/8” FH PIN

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		7 5/8” REG FF BOX
Bottom connection size:		6 5/8” FH PIN

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		5 1/2” FH BOX
Bottom connection size:		6 5/8” REG PIN

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		6 5/8” FH BOX
Bottom connection size:		6 5/8” REG PIN

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		5 1/2” FH BOX
Bottom connection size:		7 5/8” REG FF PIN

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		6 5/8” FH BOX
Bottom connection size:		7 5/8” REG FF PIN

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		5 1/2” FH BOX
Bottom connection size:		4 1/2” IF PIN

Quantity:	no.	4
OD size (max/min):	in
ID size:	in
Top connection size:		6 5/8” FH BOX
Bottom connection size:		4 1/2” IF PIN

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		4 1/2” IF BOX
Bottom connection size:		5 1/2” FH PIN

Quantity:	no.	4
OD size (max/min):	in / in
ID size:	in
Top connection size:		6 5/8” FH BOX
Bottom connection size:		5 1/2” FH PIN

D.1.25 Drilling Bumper Subs

Quantity:	no.	0
Make:		N/A
OD:	in	N/A
Stroke:	in	N/A
Connection type:		N/A

D.1.26 Hole Openers

Quantity:	no.	0
Make:		N/A
OD:	in	N/A
Connection type:		N/A

D.1.27 Underreamer

Quantity:	no.	0
Make/type:		N/A
OD Min/OD Max:	in / in	N/A
Connection type:		N/A

D.2 HANDLING TOOLS

D.2.1 Drill Pipe Elevators

Size:	in	Variable: 3 1/2” - 5” - 6 5/8” - 8 1/8”
Quantity:	no.	2
Make:		Varco
Model:		BX 4- 75 Hydraulic
Rated capacity:	st	750 T

D.2.2 Drill Collar Elevators

Size:	in	9 1/2”
Quantity:	no.	1
Make:		Varco
Model:		TA 150
Rated capacity:	st	150 T

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Size:	in	8”
Quantity:	no.	1
Make:		Varco
Model:		TA 150
Rated capacity:	st	150 T

Size:	in	6 3/4”
Quantity:	no.	1
Make:		Varco
Model:		TA 150
Rated capacity:	st	150 T

Size:	in	4 3/4”
Quantity:	no.	1
Make:		Varco
Model:		TA 150
Rated capacity:	st	150 T

D.2.3 Tubing Elevators

Size (max/min):	in / in	3 1/2” - 4 1/2”
Quantity:	no.	2
Make:		Varco
Model:		HYC
Rated capacity:	st	200 T

D.2.4 Drill Pipe Hand Slips

Size:	in	6 5/8”
Quantity:	no.	2
Make/type:		Varco / SDHL

Size:	in	5 1/2”
Quantity:	no.	2
Make/type:		Varco / SDHL

Size:	in	5”
Quantity:	no.	2
Make/type:		Varco / SDXL

Size:	in	3 1/2”
Quantity:	no.	2
Make/type:		Varco / SDML

D.2.5 Semi-Automatic DP Slips

Size range (largest/smallest):	in / in	20” - 2 3/8”
Quantity:	no.	2
Make/type:		Varco PS-30 FMS

D.2.6 Drill Collar Slips

Size:	in	9 1/2”
Quantity:	no.	1
Make/type:		Varco DCS-L

Size:	in	8”
Quantity:	no.	1
Make/type:		Varco DCS-L

Size:	in	5 1/2” to 7”
Quantity:	no.	1
Make/type:		Varco DCS-R

Size:	in	4 3/4”
Quantity:	no.	1
Make/type:		Varco DCS-R

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

D.2.7 Drill Collar Safety Clamps

Quantity:	no.	1 Varco MP-S
Range:	in-in	2 7/8” - 5” range

Quantity:	no.	1 Varco MP-R
Range:	in-in	4 1/2” - 10 1/2” range

Quantity:	no.	1 Varco MP-M
Range:	in-in	10 1/2” - 15 7/8” range

D.2.8 Tubing Slips

Size:	in	No
Quantity:	no.	No
Make/type:		No

D.2.9 Tubing Spider

Slip size (max/min):	in / in	5”
Quantity:	no.	1
Make:		Cavins C-HD
Adapter Plate:		No

D.2.10 Drill Collar Lifting Subs

Quantity:	no.	2
For OD DC:	in	9 1/2”
Connection Type:		7 5/8” Reg Pin

Quantity:	no.	5
For OD DC:	in	8”
Connection Type:		6 5/8” Reg Pin

Quantity:	no.	3
For OD DC:	in	6 3/4”
Connection Type:		4 1/2” IF Pin

Quantity:	no.	7
For OD DC:	in	4 3/4”
Connection Type:		3 1/2” IF Pin

D.2.11 DC Lifting Plugs

Quantity:	no.	No
For OD DC:	in	No
Connection Type:		No

D.2.12 Bit Breakers

Quantity:	no.	1
For bit size:	in	26”

Quantity:	no.	1
For bit size:	in	17 1/2”

Quantity:	no.	1
For bit size:	in	16”

Quantity:	no.	1
For bit size:	in	14 3/4”

Quantity:	no.	1
For bit size:	in	12 1/4”

Quantity:	no.	1
For bit size:	in	10 5/8”

Quantity:	no.	1
For bit size:	in	9 7/8”

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Quantity:	no.	1
For bit size:	in	8 1/2”

Quantity:	no.	1
For bit size:	in	6 1/2”

Quantity:	no.	1
For bit size:	in	6”

Quantity:	no.	1
For bit size:	in	5 7/8”

D.2.13 Elevator Links

Quantity of sets:	no.	1
Make/type:		Varco
Size:	in	6 3/8” OD
Length:	in	200”
Rated capacity:	st	1000 T

Quantity of sets:	no.	1
Make/type:		Varco
Size:	in	5 1/2” OD
Length:	in	216”
Rated capacity:	st	750 T

Quantity of sets:	no.	1
Make/type:		Varco
Size:	in	4 1/2” OD
Length:	in	180”
Rated capacity:	st	500 T

Quantity of sets:	no.	1
Make/type:		Varco
Size:	in	4 1/2” OD
Length:	in	108”
Rated capacity:	st	500 T

Quantity of sets:	no.	2
Make/type:		Varco
Size:	in	4 1/2” OD
Length:	in	108”
Rated capacity:	st	350 T

D.2.14 Kelly Spinner

Make/type:		N/A

D.2.15 Drillpipe Spinner

Make/type:		VARCO SSW 50 (2 each)
Size (max/min):	in / in	9 1/2” / 3 1/2”

Make/type:
Size (max/min)	in / in

D.2.16 Mud Saver Bucket

Make:		Aker MH BX 191
Size:	in	2 7/8” - 6 5/8”

D.2.17 Hydraulic Make-Up/Breakout Machine
(e.g. Ezy Torque)

Make/type:		Aker MH BX 24/Mk 1 (2 each)
Maximum line pull:	st	0 - 140KNm (31,472 ft-lbs)

D.2.18 Rotary Rig Tongs

Quantity (sets):	no.	1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Make/type:		Varco HT-100
Size range (max OD/min OD):	in i in	17” / 4”
Torque rating:	ft-lbs	100,000 ft-lbs
	no.	1
Quantity (sets):
Make/type:		Varco HT-55
Size range (max OD/min OD):	in / in	13 3/8” / 3 1/2”
Torque rating:	ft-lbs	55,000 ft-lbs

D.2.19 Tubing Tongs (manual)

Quantity (sets):	no.	N/A
Make/type:
Size range (max OD/min OD):	in / in
Torque rating:	ft-lbs

D.2.20 Tubing Tong Power

Quantity:	no.	N/A
Make/type:
Size range (max OD/minOD):	in / in
Max output torque:	ft-lbs
Torque indicator:	yes/no
Back-up arm:	yes/no

Quantity:	no.	N/A
Make/type:
Size range (max OD/minOD):	in / in
Max output torque:	ft-lbs
Torque indicator:	yes/no
Back-up arm:	yes/no

D.2.21 Iron Roughneck

Make/type:		Aker MH / 1899
Size range (max OD/min OD):	in / in	3 1/2” - 9 3/4”
One center rotary table + one offline stand building
D.2.22 Lifting Caps

Quantity:	no.	2
Connection size & type		6 5/8” FH BOX

Quantity:	no.	2
Connection size & type		6 5/8” FH PIN

Quantity:	no.	2
Connection size & type		5 1/2” FH BOX

Quantity:	no.	2
Connection size & type		5 1/2” FH PIN

D.3 FISHING EQUIPMENT

D.3.1 Overshots

Quantity:	no.	1
Make/type:		Bowen 150 FS
Overshot OD:	in	11 3/4”
To catch size:	in	4 7/8” to 10 1/8 “
Overshot guide OD:	in	11 3/4”
Extension sub length:	ft	3 ft , 4ft, 5 ft
Lipped guide (oversize, regular):		15” , 21” , 42”
Grapples (spiral, basket, both):		Both
Pack offs:	yes/no	Yes
Top sub connection type:		6 5/8” REG

Quantity:	no.	1
Make/type:		Bowen 150 FS
Overshot OD:	in	9 5/8”
To catch size:	in	4 7/8” to 8”
Overshot guide OD:	in	9 5/8”

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Extension sub length:	ft	3 ft, 4 ft, 5 ft
Lipped guide (oversize, regular):		11” , 15” 21”
Grapples (spiral, basket, both):		Both
Pack offs:	yes/no	Yes
Top sub connection type:		6 5/8” REG
	no.	1
Quantity:
Make/type:		Bowen 150 SH
Overshot OD:	in	7 7/8”
To catch size:	in	4 7/8” to 6 3/4”
Overshot guide OD:	in	7 7/8”
Extension sub length:	ft	3 ft
Lipped guide (oversize, regular):		11” , 15”
Grapples (spiral, basket, both):		Both
Pack offs:	yes/no	Yes
Top sub connection type:		4 1/2” IF

Quantity:	no.	1
Make/type:		Bowen 150 SFS
Overshot OD:	in	5 3/4”
To catch size:	in	3 1/4” to 4 3/4”
Overshot guide OD:	in	5 3/4”
Extension sub length:	ft	3 ft
Lipped guide (oversize, regular):		8 1/4”
Grapples (spiral, basket, both):		Both
Pack offs:	yes/no	Yes
Top sub connection type:		3 1/2” IF

D.3.2 Hydraulic Fishing Jar

Quantity:	no.	1
Make/type:		Bowen Type Z
OD body:	in	8”
Min. ID:	in	2 1/2”
Stroke:	in	18”
Connection type:		6 5/8” REG
Repair kit:	yes/no	No

Quantity:	no.	1
Make/type:		Bowen Type Z
OD body:	in	6 3/4”
Min. ID:	in	2 1/4”
Stroke:	in	18”
Connection type:		4 1/2” IF
Repair kit:	yes/no	No

D.3.3 Jar Intensifier

Quantity: no.	no.	1
Make:		Bowen
Type:
OD body: in	in	8”
Min. ID: in	in	3 ½”
Connection type:		6 5/8” REG
Repair kit: yes/no	yes/no	No

Quantity: no.	no.	1
Make:		Bowen
Type:
OD body: in	in	6 ¾”
Min. ID: in	in	2 ¼”
Connection type:		4 ½” IF
Repair kit: yes/no	yes/no	No

D.3.4 Surface Jar

Quantity:	no.	N/A
Make/type:		N/A
OD body:	in	N/A
Stroke:	in	N/A
Connection type:		N/A
Repair kit:	yes/no	N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

D.3.5 Fishing Bumper subs

Quantity:	no.	1
Make/type:		Bowen
OD body:	in	8”
Min. ID:	in	3 1/2”
Stroke:	in	60
Connection type:		6 5/8” REG

Quantity:	no.	1
Make/type:		Bowen
OD body:	in	6 ¾”
Min. ID:	in	2 1/4”
Stroke:	in	60”
Connection type:		4 1/2” IF

D.3.6 Safety Joints

Quantity:	no.	1
Make/type:		Bowen
OD body:	in	8”
Min. ID:	in	3 1/2”
Connection type:		6 5/8” R

Quantity:	no.	1
Make/type:		Bowen
OD body:	in	6 3/4”
Min. ID:	in	2 3/4”
Connection type:		4 1/2” IF

D.3.7 Junk Baskets (Reverse Circulation)

Quantity:	no.	1
Make/type:		Houston Enginering
For hole size:	in	12 1/4”
OD body:	in	11 3/4”
Connection type:		6 5/8” R
Inside magnet available:	yes/no	No
Mill shoes type B:	yes/no	No-Type A

Quantity:	no.	1
Make/type:		Houston Enginnering
For hole size:	in	8 5/8” - 9 1/2”
OD body:	in	8 1/4”
Connection type:		4 1/2” IF
Inside magnet available:	yes/no	No
Mill shoes type B:	yes/no	No - Type A

D.3.8 Junk Subs

Quantity:	no.	1
Make/type:		Bit Junk Basket
For hole size:	in	12 1/4”- 13”
OD body:	in	11 3/4”
Connection type:		6 5/8” REG

Quantity:	no.	1
Make/type:		Bit Junk Basket
For hole size:	in	8 1/2”
OD body:	in	8 1/4”
Connection type:		4 1/2” REG

Quantity:	no.	1
Make/type:		Logan kangaroo style
For hole size:	in	10 3/4”- 13”
OD body:	in	9 5/8”
Connection type:		NC 50

Quantity:	no.	1
Make/type:		Logan kangaroo style
For hole size:	in

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

OD body:	in	7”
Connection type:		NC 50
	no.	1
Quantity:
Make/type:		Logan kangaroo style
For hole size:	in
OD body:	in	5 1/2”
Connection type:		3 1/2 IF

D.3.9 Flat Bottom Junk Mill

Quantity:	no.	1
Make/type:		Gotco FJM
OD flat mill:	in	14 3/4”
Connection type:		7 5/8” REG

Quantity:	no.	1
Make/type:		Gotco FJM
OD flat mill:	in	12”
Connection type:		6 5/8” REG

Quantity:	no.	1
Make/type:		Gotco FJM
OD flat mill:	in	8 1/4”
Connection type:		4 1/2” REG

Quantity:	no.	1
Make/type:		Gotco FJM
OD flat mill:	in	6 7/8”
Connection type:		3 1/2” REG

D.3.10 Magnet Fishing Tools

Quantity:	no.	1
Make/type:		Gotco
OD body:	in	5 3/4”
Connection type:		3 1/2” REG

Quantity:	no.	1
Make/type:		Gotco
OD body:	in	8”
Connection type:		4 1/2” REG

Quantity:	no.	1
Make/type:		Gotco
OD body:	in	11 1/2”
Connection type:		6 5/8” REG

D.3.11 Taper Taps

Quantity:	no.	1
Make/type:		Gotco TT-24
OD (Max/Min):	in / in	3” to 4 5/8”
OD body:	in	7 3/4”
Length:	ft	4 ft
Connection type:		6 5/8” REG

Quantity:	no.	2
Make/type:		Gotco TT-24
OD (Max/Min):	in / in	1 3/16” to 3 11/16”
OD body:	in	6 1/8”
Length:	ft	3 ft
Connection type:		4 1/2” IF

Quantity:	no.	1
Make/type:		Gotco TT-14
OD (Max/Min):	in / in	2 15/16” to 3 11/16”
OD body:	in	4 3/4”
Length:	ft	2 ft
Connection type:		3 1/2” IF

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

D.3.12 Die Collars

Quantity:	no.	No
Make/type:		No
OD (Max/Min):	in / in	No
OD body:	in	No
Length:	ft	No
Connection type:		No

E. WELL CONTROL / SUBSEA EQUIPMENT

E.1 LOWER RISER DIVERTER ASSEMBLY
(used when drilling for the surface casing)

E.1.1 Hydraulic Connector

Size:	in	N/A
Make:		N/A
Surface controlled hydraulic operated		N/A
dump valves:	no.
Size:	in	N/A

E.1.2 Flex Joint/Riser Adapter

Flex joint
Make/type:		Oil states
Size:	in	18 3/4 - WITH CAMERON 21” LK 3.5 FLANGE
Max. deflection:	degrees	15DEG

Riser adapter:
Make/type:		Cameron
Size:	in	21”

E.2 PRIMARY BOP STACK
(from bottom to top)

Stack complete with
-guide frame:	yes/no	Yes
-pick up attachment :	yes/no	Yes
-transport base:	yes/no	Yes
Size (bore):	in	18 3/4
Working pressure:	psi	15,000 psi
H2S service:	yes/no	Yes

E.2.1 Alternate Hydraulic Connector

Alternate connector available:	yes/no	YES
Connector make/model:		VETCO 16 3/4 10K H4 CONNECTOR
Adapter available:	yes/no	N/A

E.2.2 Hydraulic Wellhead Connector

Size:	in	18 3/4
Make/type:		VETCO DXE - H4
Working pressure:	psi	15,000 psi
Hot tap for underwater intervention:	yes/no	Yes
Spare Connector same type:	yes/no	No (Spare connector 18-3/4” SHD / HD H4)

E.2.3 Ram Type Preventers

Preventers:
Quantity:	no.	6
Bore size:	in	18 3/4”
Working pressure:	psi	15,000 psi
Make:		GE HYDRIL
Model:
Type (single/double):		2 X DOUBLE 2 X SINGLE
Ram locks:	yes/no	Yes
Preventers connection type - top:		Studded Top

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Preventers connection type - bottom:		Flanged Bottom
Side outlets:	yes/no	Yes
Size:	in	3-1/16” through bore
Connection type:		4-1/16” 15,000 psi API Studded

Preventers: (Lower Double)
Quantity:	no.	One
Bore size:	in	18 3/4”
Working pressure:	psi	15,000 psi
Make:		Hydril
Model:		Compact 15 ½” 3k operator with S.S.T. lower cavity
Type (single/double):		Double
Type (single/double):		Single
Ram locks:	yes/no	Yes Hydril MPL
Preventers connection type - top:		Studded Top
Preventers connection type - bottom:		Flanged Bottom
Side outlets:	yes/no	Yes
Size:	in	3-1/16” through bore

Preventers: (Lower Single)
Quantity:	no.	One
Bore size:	in	18 3/4”
Working pressure:	psi	15,000 PSI
Make:		Hydril
Model:		Compact Extended body single with 15 ½” 3k operator
Type (single/double):		Single
Ram locks:	yes/no	Yes Hydril MPL
Preventers connection type - top:		Studded Top
Preventers connection type - bottom:		Flanged Bottom
Side outlets:	yes/no	Yes
Size:	in	3-1/16” through bore

Preventers: (Upper Single)
Quantity:	no.	One
Bore size:	in	18 3/4”
Working pressure:	psi	15,000 psi
Make:		HYDRIL
Model:		Compact Extended body single with 22” 5k operator
Type (single/double):		Single
Ram locks:	yes/no	Yes Hydril MPL
Preventers connection type - top:		Studded Top
Preventers connection type - bottom:		Flanged Bottom
Side outlets:	yes/no	Yes
Size:	in	3-1/16” through bore
Connection type:		4-1/16” 15,000 psi API Studded
Side outlets:	yes/no	Yes both sides
Size:	in	3-1/16” through bore
Connection type:		4-1/16” 15,000 psi API Studded
Size range (min/max):	in / in

Preventers: (Upper Double)
Quantity:	no.	One
Bore size:	in	18 3/4”
Working pressure:	psi	15,000 PSI
Make:		Hydril
Model:		Compact 22” 5k operator
Type (single/double):		Double
Ram locks:	yes/no	Yes Hydril MPL
Preventers connection type - top:		Studded Top
Preventers connection type - bottom:		Flanged Bottom
Side outlets:	yes/no	Yes both sides
Size:	in	3-1/16” through bore
Connection type:		4-1/16” 15,000 psi API Studded
Upper:		Below ram # 6 upper blind shears.
Middle:		Below ram # 3 upper pipe rams
Lower:		Below ram # 1 Lower pipe rams

E.2.4 Stack Configuration
(Blind/Shear/Pipe/Variable)
To rams: Ram #6		Blind Shear ram to cut a drill pipe of 6 5/8”, 40.87 lb/ft, grade “S” and casing up to 10 3/4”, 60.7 lb/ft, grade P-110

Approx. Spacings rounded to nearest inch		17” from ram 5

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Lower Top rams: Ram #5		Casing super-shear/casing-shear type shear ram to cut the casing of 10 3/4”, 89.3 lb/ft, grade P-110 and casing of 13 5/8”, 88.2 lb/ft, grade P-110
Approx. Spacings rounded to nearest inch		46” from ram 4
Upper Middle rams: Ram #4		Blind Shear ram to cut a drill pipe of 6 5/8”, 40.87 lb/ft, grade “S” and casing up to 10 3/4”, 60.7 lb/ft, grade P-110
Approx. Spacings rounded to nearest inch		46” from ram 3 & 200” from well head

Middle lower rams: Ram #3		4 1/2” to 7” Variable Pipe Rams
Approx. Spacings rounded to nearest inch		46” from ram 2

Lower rams: Ram#2		4-1/2” to 7” Variable Pipe Ram
Approx. Spacings rounded to nearest inch		17” from ram 1

Bottom rams: Ram#1		4 1/2” to 7” Variable Pipe Rams
Approx. Spacings rounded to nearest inch		60” from well head to underside of ram block

Make/type:		CAMERON HC
Size:	in	18 ¾ 10K
Size:	in	18 ¾ 10K

Extra eqipment:		1 set 6 5/8” HT Ram Assembly
4 ea. Packer Assembly 6 5/8” high temperature
4 ea. Seals 6 5/8” high temperature
6 sets Seals 6 5/8” high temperature
8 ea. Packer Assembly 4 1/2” - 7”
8 ea. Seals 4 1/2” - 7”

E.2.5 Annular Type Preventer On Stack		No annular on stack ( 2 on LMRP)

Size:	in	N/A
Working pressure:	psi	N/A
Make/type:		N/A

E.2.6 Mandrel

Make/type:		Cameron
Size:	in	18 3/4” 10K

E.2.7 Fall-Safe Hydraulic Valves
(Kill and Choke)

Quantity on each side outlet:	no.	2 x on choke side & 3 x on kill side
Size (ID):	in	3 1/16”
Make/type:		Cameron Model MCS Style F
Working pressure:	psi	3 1/16”-15,000 psi
Solid block:	yes/no	Double Block
Function		Open and close plus separate assisted close

E.2.8 Subsea Accumulators
(see also E.7.1.-surface Accumulator Unit)

Quantity:	no.	19
Useful capacity per accumulator (w/o precharge):	US Gal	160 gallon
Bottle working pressure:	psi	6500 psi rated accumulators
L.M.R.P. accumulators		Qty 12 15gallon 6500psi

E.2.9 Hydraulic Control Pod/Receptacles

Quantity: no.	no.	Two separate stabs for kicker pods
Redundancy: %		100%
Color coded: yes/no	yes/no	Yes yellow & blue
Remote regulation of operating pressure for functions requiring lower operating pressure:	yes/no	Yes
Spare control pod:	yes/no	Yes

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E.3 PRIMARY LOWER MARINE RISER PACKAGE
(From Bottom to Top)

E.3.1 Hydraulic Connector

Make/type:		Cameron
Size:	in	18 ¾” MD HC Collet conector
Working pressure:	psi	10,000 psi
Hot tap for underwater intervention:	yes/no	Yes ROV
Spare connector same type:	yes/no	No

E.3.2 Annular Type Preventer (LMRP)

Qty :	no.	Two
Size:	in	Bore: 18-3/4”
Working pressure:	psi	10,000 psi

Make/type:		Hydril Dual Annuflex GX 18-3/4” 10M annular with side outlet for gas bleed valve each fitted with dual block Cameron MCS 15k valves

E.3.3 Flex Joint

Make/type:		Oilstates 5ksi 18 ¾” 10k flange 5000psi wp max tension 2,000,000lbs
Size:	in	18 ¾”
Max deflection:	degrees	Cocking angle 10°
Cocking stiffness: 68,000ft-lbs / deg @ 10°

E.3.4 Riser Adapter

Make/type:		Cameron Load King 3.5 with side entry mud boost connection
Size bore:	in	19.5”

E.3.5 Connection Lines to Riser

Type (rigid loops, coflexip, etc.):		Rigid Flex loops
Two (2) C/K Lines 15,000psi

One (1) booster line with integral 3 1/16”-5,000 psi Mud Boost Valve

Two (2) hydraulic lines 5,000psi

E.4 SECONDARY BOP STACK		Not Applicable there is no secondary B.O.P.
(from bottom to top)

Stack complete with
-guide frame:	yes/no
-pick up attachment:	yes/no
-transport base:	yes/no
Size (bore):	in
Working pressure:	psi
H2S service:	yes/no

E.4.1 Alternate Hydraulic Connector		Not Applicable there is no secondary B.O.P.
Preventers
Quantity:	no.	N/A
Bore Size:	in	N/A
Working pressure:	psi	N/A
Make:		N/A
Model:		N/A
Type (single/double):		N/A
Ram locks:	yes/no	N/A
Preventers connection type - top:		N/A
Preventers connection type - bottom:		N/A
Side outlets:	yes/no	N/A
Size:	in	N/A
Connection type:		N/A

Pipe rams
Quantity:	no.	N/A
Size	in	N/A
Quantity:	no.	N/A
Size	in	N/A
Quantity:	no.	N/A
Size	in	N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Blind/Shear rams
Quantity:	no.	N/A

Variable rams
Quantity:	no.	N/A
Size range (max/min):	in / in	N/A
Quantity:	no.	N/A
Size range (max/min):	in / in	N/A

E.4.4 Stack Configuration
(Blind/Shear/Pipe/Variable)

Top rams:		N/A
Middle upper rams:		N/A
Middle lower rams:		N/A
Spacing between Middle Lower and Lower rams:	in	N/A
Lower rams:	in	N/A

Position of side outlets-kill:		N/A
Upper:		N/A
Lower:		N/A

Position of side outlets-choke:		N/A
Upper:		N/A
Lower:		N/A

E.4.5 Annular Type Preventer On Stack

Size:	in	N/A
Working pressure:	psi	N/A
Make/type:		N/A

E.4.6 Mandrel

Make/type:		N/A
Size:	in	N/A

E.4.7 Fail-Safe Hydraulic Valves
(Kill and Choke)

Quantity on each side outlet:	no.	N/A
Size (ID):	in	N/A
Make/type:		N/A
Working pressure:	psi	N/A
Solid block:	yes/no	N/A

E.4.8 Subsea Accumulators
(see also E.7.1 - Surface Accumulator Unit)

Quantity:	no.	N/A
Useful capacity per accumulator (w/o precharge):	US gal	N/A
Bottle working pressure:	psi	N/A

E.4.9 Hydraulic Control Pod/Receptacles

Quantity: no.	no.	N/A
Redundancy:	%	N/A
Color coded: yes/no	yes/no	N/A
Remote regulation of operating pressure for functions requiring	yes/no	N/A
lower operating pressure:
Spare control pod: yes/no		N/A

E.5 SECONDARY LOWER MARINE RISER PACKAGE		N/A
(From Bottom to Top)

E.5.1 Hydraulic Connector

Make/type:		N/A
Size:	in	N/A
Working pressure:	psi	N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Hot tap for underwater intervention:	yes/no	N/A
Spare connector same type:	yes/no	N/A

E.5.2 Annular Type Preventer (LMRP)

Size:	in	N/A
Working pressure:	psi	N/A
Make/type:		N/A

E.5.3 Flex Joint

Make/type:		N/A
Size:	in	N/A
Max deflection:	degrees	N/A

E.5.4 Riser Adapter

Make/type:		N/A
Size:	in	N/A

E.5.5 Connection Lines to Riser

Type (rigid loops, coflexip, etc):		N/A

E.6 PRIMARY MARINE RISER SYSTEM

E.6.1 Marine Riser Joints

Make/model:		CAMERON LK 3.5 - 21” X 0.875”
OD:	in	21”
ID:	in	19.25”
Wall thickness:	in	0.875”
Average length of each joint:	ft	75ft
Weight of one complete joint (in air):	lbs	32,626lbs without buoyancy
Quantity:	no.	115 + 1 X LANDING JOINT
Pipe material grade:
Minimum yield strength:	lbs
Type riser connectors:
Bolts:	no.	6

Pup Joint Make/model:		Cameron LK3.5
OD:	in	21.63”
ID:	in	19.5”
Wall thickness:	in	1.188”
Average length of each joint:	ft	50ft
Weight of one complete joint (in air):	lbs	22,500Ibs
Quantity:	no.	2
Pipe material grade:
Minimum yield strength:	lbs
Type riser connectors:
Bolts:	no.	6

Make/model:		Cameron LK3.5
OD:	in	21.63”
ID:	in	19.5”
Wall thickness:	in	1.188”
Average length of each joint:	ft	37.5ft
Weight of one complete joint (in air):	lbs	16,500Ibs
Quantity:	no.	2
Pipe material grade:
Minimum yield strength:	lbs
Type riser connectors:
Bolts:	no.	6

Make/model:		Cameron LK3.5
OD:	in	21.63”
ID:	in	19.5”
Wall thickness:	in	1.188”
Average length of each joint:	ft	25ft
Weight of one complete joint (in air):	lbs	14,000Ibs
Quantity:	no.	2
Pipe material grade:
Minimum yield strength:	lbs

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Type riser connectors:
Bolts:	no.	6
Cameron LK3.5
Make/model:
OD:	in	21.63”
ID:	in	19.5”
Wall thickness:	in	1.188”
Average length of each joint:	ft	12.5ft
Weight of one complete joint (in air):	lbs	9,100Ibs
Quantity:	no.	2
Pipe material grade:
Minimum yield strength:	lbs
Type riser connectors:
Bolts:	no.	6

Make/model:		Cameron LK3.5
OD:	in	21.63”
ID:	in	19.5”
Wall thickness:	in	1.188”
Average length of each joint:	ft	6.5ft
Weight of one complete joint (in air):	lbs	6,300Ibs
Quantity:	no.	2
Pipe material grade:
Minimum yield strength:	lbs
Type riser connectors:
Bolts:	no.	6

E.6.2 Telescopic Joint
P/N 2163295-07
Make/type:		Cameron
Size (ID):	in	21” LK 3.5’
Stroke:	ft	64 Stroke
Double seals:	yes/no	Yes
Spare telescoping joint:	yes/no	Yes
Location:		Base
Rotating support ring for riser tensioners:	type	Integral bearing
Connection points:	no.	N/A

E.6.3 Kill/Choke Lines

Quantity:	no.	2
Outside diameter:	in	6 5/8”
Inside diameter:	in	4 1/2”
Working pressure:	psi	15,000 psi

E.6.4 Booster Lines (if Fitted)

Quantity:	no.	1
Outside diameter:	in	5”
Inside diameter:	in	4”
Working pressure:	psi	7,500 psi

E.6.5 Hydraulic Supply Lines

Quantity:	no.	2
Outside diameter:	in	4.125”
Inside diameter:	in	3.5”
Working pressure:	psi	5,000 psi

E.6.6 Upper Ball (Flex) Joint

Make/type:		Oil States
Size:	in	18 3/4”
Maximum deflection:	degrees	15
Spare upper ball (flex) joint:	yes/no	No

E.6.7 Buoyancy Modules (If Fitted)

Make:		TRELLEBORG OFFSHORE US INC
Quantity of buoyed riser joints:	no.	100
Riser tub OD:	in	21”
OD of buoyed riser joints:	in	54”
Length of each module:	ft	17.5ft

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Volume of each module:	ft3
Buoyancy in seawater:	st/ft3
Rated water depth:	ft	10,000ft

Make:
Quantity of buoyed riser joints:	no.
Riser tub OD:	in
OD of buoyed riser joints:	in
Length of each module:	ft
Volume of each module:	ft3
Buoyancy in seawater:	st/ft3
Rated water depth:	ft

E.6.8 Marine Riser Spider

Make/type:		Assembly, 60.75” LK Hydraulic Riser Spider for Wirth Rotary Table

P/N 2163100-08

E.6.9 Marine Riser Gimbal

Make/type:		Assembly, Hinged Gimbal with 10 Shock Mounts for 60.50” Wirth Rotary Table

E.6.10 Riser Handling Tools

Quantity:	no.	Cameron 21” LK3.5
Type:		Hydraulic (2 each) & Manual (1 each)

E.6.11 Riser Test Tools

Quantity:	no.	1
Type:

E.6.12 Instrumented Riser Joint

Quantity:	no.	N/A
Make:		N/A
Type:		N/A
Length:	ft	N/A
Functions:		N/A
Tension:	yes/no	N/A
Mud temp:	yes/no	N/A
Mud weight:	yes/no	N/A
Other:		N/A

E.6.13 Riser Flood/Fill System

Quantity:	no.	1
Make:		CAMERON
Type:		LK 3.5 PIN DOWN RISER FILL VALVE
Length:	ft	12.5ft
Automatic operation:	yes/no	Yes
Manual override:	yes/no	Yes
No. of inlet valves:	no.	1 multiport
Size of valves (ID):	in	N/A

E.7 SECONDARY MARINE RISER SYSTEM
N/A
E.7.1 Marine Riser Joints

Make/model:		N/A
OD:	in	N/A
ID:	in	N/A
Wall thickness:	in	N/A
Average length of each joint:	ft	N/A
Weight of one complete joint (in air):	lbs	N/A
Quantity:	no.	N/A
Pipe material grade:		N/A
Minimum yield strength:	psi	N/A
Type riser connectors:		N/A
Dogs:	no.	N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Pup joints
Quantity:	no.	N/A
Length:	ft	N/A
Quantity:	no.	N/A
Length:	ft	N/A
Quantity:	no.	N/A
Length:	ft	N/A
Quantity:	no.	N/A
Length:	ft	N/A

E.7.2 Telescopic Joint

Make/type:		N/A
Size (ID):	in	N/A
Stroke:	ft	N/A
Double seals:	yes/no	N/A
Spare telescoping joint:	yes/no	N/A
Location:		N/A
Rotating support ring for riser tensioners:	type	N/A
Connection points:	no.	N/A

E.7.3 Kill/Choke Lines

Quantity:	no.	N/A
Outside diameter:	in	N/A
Inside diameter:	in	N/A
Working pressure:	psi	N/A

E.7.4 Booster Lines (if Fitted)

Quantity:	no.	N/A
Outside diameter:	in	N/A
Inside diameter:	in	N/A
Working pressure:	psi	N/A

E.7.5 Hydraulic Supply Lines

Quantity:	no.	N/A
Outside diameter:	in	N/A
Inside diameter:	in	N/A
Working pressure:	psi	N/A

E.7.6 Upper Ball (Flex) Joint

Make/type:		N/A
Size:	in	N/A
Maximum deflection:	degrees	N/A
Spare upper ball (flex) joint:	yes/no	N/A

E.7.7 Buoyancy Modules (if Fitted)

Make:		N/A
Quantity of buoyed riser joints:	no.	N/A
OD of buoyed riser joints:	in	N/A
Length of each module:	ft	N/A
Volume of each module:	ft3	N/A
Buoyancy in seawater:	st/ft3	N/A
Rated water depth:	ft	N/A

Make:
Quantity of buoyed riser joints:	no.	N/A
OD of buoyed riser joints:	in	N/A
Length of each module:	ft	N/A
Volume of each module:	ft3	N/A
Buoyancy in seawater:	st/ft3	N/A
Rated water depth:	ft	N/A

E.7.8 Marine Riser Spider

Make/type:		N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

E.7.9 Marine Riser Gimbal

Make/type:		N/A

E.7.10 Riser Handling Tools

Quantity:	no.	N/A
Type:		N/A

E.7.11 Riser Test Tools

Quantity:	no.	N/A
Type:		N/A

E.7.12 Instrumented Riser Joint

Quantity:	no.	N/A
Make:		N/A
Type:		N/A
Length:	ft	N/A
Functions:		N/A
Tension:	yes/no	N/A
Mud temp:	yes/no	N/A
Other:		N/A

E.7.13 Riser Flood/Fill System

Quantity:	no.	N/A
Make:		N/A
Type:		N/A
Length:	ft	N/A
Automatic Operation:	yes/no	N/A
Manual Override:	yes/no	N/A
No. of inlet valves:	no.	N/A
Size of Valves (ID):	in	N/A

E.8 DIVERTER BOP
(For installation in fixed bell nipple)

Make/type:		HYDRIL FS 21 X 60
Max. bore size:	in	21”
Working pressure:	psi	500 psi
Number of Diverter outlets:	no.	2 Five A 4” fill line, 4” high pressure fill line, 16” vent line, 16” flow line, 6” trip tank line
Housing OD:	in	60”
Insert packet size ID:	in	21”

E.8.1 Diverter Flowlines

Quantity:	no.	2
OD of Flowlines:	in	16” Flowline
Running from Diverter to:
Valve types:		3 Way Valve DS 16-500
Size:	in
Working pressure:	psi
Control valve type (air/hydraulic/etc.):		HYD
Remote controlled from:
location		Drill floor
location		Toolpushers office
location		Subsea CCU

E.8.2 Diverter Control Panels

Driller’s panel		All mux control flat screens can control complete system.
Make:		HYDRIL
Model:
Location:		HPU room
Locking/unlocking control:	yes/no	Yes

Remote panel
Make:
Model:

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Location:
Locking/unlocking control:	yes/no

E.9 SUBSEA SUPPORT SYSTEM

E.9.1 Riser Tensioners		DAT SYSTEM

Quantity:	no.	6
Make/type:		AKER
Capacity each Tensioner:	st	2,810KN per DAT
Maximum stroke:	in	50ft
Wireline size:	in	N/A
Line travel:	ft	N/A
Independent air compressors:	yes/no	Yes
Independent air drying unit:	yes/no	Yes

E.9.2 Guideline System

Quantity:	no.	N/A
Make/type:		N/A
Capacity each Tensioner:	st	N/A
Maximum stroke:	ft	N/A
Wireline size:	in	N/A
Line travel:	ft	N/A
Line storage drums with tensioners:	yes/no	N/A

E.9.3 Remote Guideline Replacement Tool

Make/type:		N/A

E.9.4 Remote Guideline Cutting Tool
Make/Type:		N/A

E.9.5 Pod Line Tensioners

Quantity:	no.	N/A
Make/type:		N/A
Capacity each Tensioner:	st	N/A
Maximum stroke:	ft	N/A
Wireline size:	in	N/A
Line travel:	ft	N/A

E.9.6 Tensioner/Compensator
Air Pressure Vessels

Quantity:	no.	8 X STD BY APV’S - 24 X WORKING APV’S
2 X Shut off skids each with 6 bottles (12) / 2 X LP accumulator bottles for N2
Total capacity:	ft3
Rated working pressure:	psi	310 Bar STD BY APV’S
207 Bar for Working APV’S
10 Bar for the LP N2 bottles
Pressure relief valve installed:	yes/no	Yes

E.10 BOP CONTROL SYSTEM

E.10.1 Surface Accumulator Unit
(see also E.2.8 & E.4.8 - Subsea Accumulators)

Make:		HYDRIL
Model/type:
Location:		HPU Room
Soluble oil reservoir capacity:	US gal	550
Oil/water mix capacity:	US gal/min	The system can mix at a rate sufficient to supplpy the combined discharge flow rate of the HPU pumps
Glycol reservoir capacity:	US gal	650
No. of bottles installed:	no.	BOP 60 bottles, Diverter 13 bottles, Tree Test 7, TOTAL = 80 Bottles
Useful capacity per accumulator (w/o pre-charge):	US gal	15
Bottle working pressure:	psi	5,000 psi

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Control manifold model:		N/A
Regulator type:		N/A
Total useful accumulator volume (surface and stack) equals all Preventer opening and closing volumes:	yes/no	Yes (with excess of fluid)

E.10.2 Accumulator Hydraulic Pumps

Electric driven		Yes
Quantity:	no.	3
Make:		HYDRIL
Model:		QUINTUPLEX
Each driven by motor of power:	hp	100

Air driven
Quantity:	no.	N/A
Make:		N/A
Model:		N/A
Each driven by motor of power:	hp	N/A
Flow rate of each pump:	US gal/min	N/A
At minimum operating pressure:	psi	N/A

E.10.3 Driller’s Control Panel

Graphic control panel at Driller’s position showing Subsea functions with controls for the following functions of the BOP stack:

Marine riser connector:	yes/no	Yes
All annular type Bop’s:	yes/no	Yes
All ram type Bop’s:	yes/no	Yes
Lock for ram type Bop’s :	yes/no	Yes
Wellhead and LMRP connector:	yes/no	Yes
Inner and outer kill and choke line valves:	yes/no	Yes
Low acc. pressure warning:	yes/no	Yes
Low reservoir level warning:	yes/no	Yes
Low rig air pressure warning:	yes/no	Yes
Pressure regulator for annular:	yes/no	Yes
Flowmeter:	yes/no	Yes
Quantity of pressure gauges:	no.	Every panel can show all gauges
Emergency push button for automatic riser disconnection:		Yes
Other control functions:	yes/no
Control panel make:		HYDRIL
Control panel model:		6th generation Mux

E.10.4 Remote Control Panels

Ability to operate main closing unit valves directly:	yes/no	All control panels have complete control over the entire system
Quantity:	no.	3
Make/model:
Locations:		DCC, Subsea Control Room and in Toolpushers Office
Operating system routing (Direct/via Primary Control Panel)		Via Mux System

E.11 SUBSEA CONTROL SYSTEM

E.11.1 MUX Reels

Quantity:	no.	2
Location:		Moonpool
Make/type:		Radoil
Maximum storage length each:	ft	12,000ft @ 75% CAPACITY - 16,000ft @ 100% CAPACITY
Drive motor type:		AIR

E.11.2 Pod Hose

Location:		N/A Hot-Line 11,400ft
Length:	ft
OD hose:	in
Control line ID:	in
Quantity total:	no.
Quantity spare (when new):	no.
Control line ID:	in
Quantity total:	no.
Quantity spare (when new):	no.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Control line ID:	in
Quantity total:	no.
Quantity spare (when new):	no.

E.11.3 Pod Hose Manifold

Make/model:		N/A
Surface test stump:	yes/no	N/A

E.11.4 Surface Test Pod	yes/no	N/A

E.12 ACOUSTIC EMERGENCY BOP CONTROL SYSTEM

Make/model:		SIMRAD ACS 433 ACOUSTIC BOP CONTROL SYSTEM
Type (fixed/portable):		PORTABLE and fixed hull transponders.
Number of functions: no.		8
Type of functions:
LMRP connector release:	yes/no	Yes
Shear ram close:	yes/no	Yes
Other:		Yes

E.13 SUBSEA AUXILIARY EQUIPMENT

E.13.1 Hole Position indicator

Make/type		N/A
Quantity of monitors: no.		N/A
Monitor location:		N/A
Monitor location:		N/A
Recorder: yes/no		N/A

E.13.2 Riser Angle Indicator

Make/type		Hydril
Quantity of monitors:	no.	3
Monitor location:		Blue pod, yellow pod and diverter housing.
Recorder:	yes/no	Accoustic riser angle monitor
Make/type		Kongsberg
Quantity of monitors:	no.	2
Monitor location:		LMRP and flex joint
Recorder:	yes/no	3

E.13.3 Slope Indicators

Make:		Bulls eyes
Quantity:	no.	3
Provision for installation on BOP:	yes/no	Yes
Pin connector:	yes/no
Other:		LMRP

E.13.4 Underwater TV System

Make/type:		N/A
Quantity of TV monitors:	no.	N/A
Monitor location:
Reels/cables for maximum water depth:	ft	N/A
Pan/tilt unit:	yes/no	N/A
Spare camera:	yes/no	N/A
Spare cable:	yes/no	N/A

E.13.5 ROV System

Quantity:	no.	N/A
Make:		N/A
Type:		N/A
Monitor location:		N/A
Monitor location:		N/A
Provided by (operator, contractor):		Operator
Maximum water depth:	ft	N/A
Cameras - color:	no.	N/A
Cameras - B&W:	no.	N/A
Manipulators		N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Quantity:	no.	N/A
Type (specially correspondent, rate, grabber):		N/A
Functions:		N/A
Quantity:	no.	N/A
Type (specially correspondent, rate, grabber):		N/A
Functions:		N/A
	no.	N/A
Quantity:
Type (specially correspondent, rate, grabber):		N/A
Functions:		N/A
Sonar		N/A
Type:		N/A
Type:		N/A

E.14 CHOKE MANIFOLD

E.14.1 Choke Manifold
(for Instrumentation, see H.3)

Make:		CAMERON
Minimum ID:	in	2 1/16”
Maximum WP:	psi	15,000 psi
H2S service:	yes/no	Yes

Quantity of fixed chokes:	no.	0
Make:		N/A
Model:		N/A
Size (ID):	in	N/A

Quantity of adjustable chokes:	no.	(4) 2 of which are auto
Make:		Cameron
Model:		15 kpsi Manual Choke
Size (ID):	in	3 1/16”

Quantity of power chokes:	no.	2 X AUTO CHOKES
Make:		Cameron
Model:		15 kpsi Hydraulic Choke
Size (ID):	in	3 1/16”
Power choke remote control panel:	yes/no	Yes
Make:		HDI
Location		DCC (driller’s control center)
Glycol injection:	yes/no	Yes

E.14.2 Flexible Choke & Kill Lines
(Connecting riser to drilling unit)

Quantity:	no.	2
Make/type:		Choke & Kill = 3 1/16” x 15,000psi
ID:	in	Mud Boost = 4 1/16” x 7,500psi
Hyd Lines = 3 1/16” x 5,000psi
Working pressure:	psi

Quantity:	no.
Make/type:
ID:	in	N/A
Working pressure:	psi	N/A

E.15 BOP TESTING EQUIPMENT

E.15.1 Hydraulic BOP Test Pump

Make:
Model/type:		HYDRIL
Pressure rating:	psi	22,500psi
Chart recorder:	yes/no	Yes

E.15.2 BOP Test Stump

Quantity:	no.	2
Test pressure:	psi	15,000psi / 10,000psi
Type:		18 ¾” E & HD STYLE TEST STUMP / 16 ¾” TEST STUMP
Size:	in	18 ¾” & 16 ¾”

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Connected to deck (welded/bolted):		BOLTED

E.16 WELLHEAD RUNNING / RETRIEVING/ TESTING TOOLS (RT/RRT/TT)

Wellhead make:		N/A
Wellhead type:		N/A
Wellhead size:	in	N/A
Pressure rating:	psi	N/A

E.16.1 RT’s for Casing Installation

Mechanical RT- casing housing sizes:	in	N/A
Hydraulic RT - casing housing sizes:	in	N/A
Pack Off RT - casing housing sizes:	in	N/A
Hanger RT - casing hanger sizes:	in	N/A
Hanger RT - casing type:		N/A
Seal Assembly RT - casing sizes:	in	N/A

E.16.2 RRT’s for Casing Installation

Seal Assembly RRT - casing sizes:	in	N/A
Wear Bushing RRT - casing sizes:	in	N/A
Seat Protector RRT - casing sizes:	in	N/A

E.16.3 Miscellaneous Tools

Temporary guide base RT:	yes/no	No
BOP stack TT:	yes/no	No
Multi-purpose TT:	yes/no	No
Conductor casing jetting head:	yes/no	No
Clean out tool:	yes/no	No
Lock ring wellhead release tool:	yes/no	No
Seal assembly torque tool:	yes/no	No
Utility guide frame:	yes/no	No
Guide frame adapter sizes:		No

E.16.4 Booster Lines (if Fitted)

OD drill pipe:	in	N/A
Quantity:	no.	N/A
Connection type:		N/A
Grade:		N/A
Hang off method (sq. shoulder/doughnut):		N/A

E.16.5 Mini Hose Bundle For Use With Hydraulic Running Tools yes/no		No

Control line ID:	in	N/A
Quantity of lines:	no.	N/A
Control line ID:	in	N/A
Quantity of lines:	no.	N/A

E.16.6 Emergency BOP Recovery System

Emergency BOP recovery system:	yes/no	Yes
Make/type:		Chains or Fiber Slings

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

F. MUD SYSTEM/BULK SYSTEM

F.1 HIGH PRESSURE MUD SYSTEM

System working pressure:	psi	7,500 psi
System test pressure:	psi	11,250 psi
Built to which design pressure:	psi	7,500 psi

F.1.1 Mud Pumps

Quantity:	no.	4
Make:		WIRTH

Model:		TPK 7 1/2” x 14” / 2200

Type: (Triplex/Duplex):		Triplex

Liner sizes available:	in	5” - 7 1/2”
Mud pump drive motors:	no.

Motor type:		A/C

Continuous power rating per motor:	hp	1150HP
Fluid end: type

Maximum working pressure:	psi	7,500psi
Test pressure:	psi	7,500psi
Pump stroke counter: type		Yes

Supercharging pump: type		4

Driven by motor of power:	hp

Discharge/Suction line ID:	in / in

M.P. Pulsation Dampener: type		Yes

Reset Relief Valve/type:

Liner Size:

Pump speed (90% of max.):	spm	100 spm

Pump pressure:	psi	7332 psi, 6161 psi, 5250 psi, 4527 psi
Working flowrate @ 100% volumetric

output:	US gal/min	463 gpm, 551 gpm, 646 gpm, 750 gpm

F.1.2 Transfer Pumps/Mixing Pumps

Transfer pumps

Quantity:	no.	4
Make:		BAKER SPD

Model:		MUD HOG 2.5

Type:		Centrifugal

Drive motor type:		Electrical

Power output:	hp	150KW

Mixing pumps

Quantity:	no.	4
Make:		BAKER SPD

Model:		MUD HOG 2.5

Type:		Centrifugal

Drive motor type:		Electrical

Power output:	hp	150KW

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

F.1.3 Booster Pump

Quantity:	no.	N/A (Use main Mud Pump)
Make/type:		N/A

Pumping capacity (each):	US gal/min	N/A
Drive motor type:		N/A

Power output:	hp	N/A

F.1.4 Standpipe Manifold

Quantity of standpipes:	no.	2
Standpipes ID:	in	4”
H-Type Standpipe manifold:	yes/no	Yes
Kill line outlet:	yes/no	Yes
Fill-up/bleed-off line outlet:	yes/no	Yes
Outlets (total):	no.	2
ID:	in	2”
Type connections:		Weco

Dimensions OD x ID:	in x in	5” OD x 4” ID
Design standard:		API

F. 1.5 Mud Hoses

Quantity:	no.	2
Make/type:		Tecflow 7,500psi

ID x length:	in x ft	3 1/2” x 118ft
Snubbing lines:	yes/no	Yes

Quantity:	no.	2
Make/type:		Copper State Rubber / Anaconda Hose

ID x length:	in x ft	3” x 90.27ft with 1502 hammer unions
Extra equipment:		2 ea. 3” Fig 2202 hammer unions

F.1.6 Cementing Hose

Type (coflexip, etc):		Tecflow

Length:	ft	27.5m
ID:	in	3”
Working pressure:	psi	15,000 psi

F.1.7 Chlksan Steel Hoses

Integral on-screwed:	yes/no	Integral
Make/type		Anson 1502

ID:	in	2”
Section length:	ft	8 ft
Quantity:	no.	15
Section length:	ft	10 ft Swivel loops
Quantity:	no.	20
With package of Crossovers

F.2 LOW PRESSURE MUD SYSTEM

F.2.1 Mud Tanks

Quantity	no.

Total capacity	bbls	7,547 bbls
Height	ft	13ft

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Capacity, tank No. 1 (Brine)		98 m3 / 616 bbls

Type (active/reserve)		Reserve

Capacity, tank No. 2 (Brine)		106 m3 / 666 bbls

Type (active/reserve)		Reserve

Capacity, tank No. 3 (Brine)		100 m3 / 629 bbls

Type (active/reserve)		Reserve

Capacity, tank No. 4 (Brine)		74.5 m3 / 468 bbls

Type (active/reserve)		Reserve

Capacity, tank No. 5		79 m3 / 496 bbls

Type (active/reserve)		Active

Capacity, tank No. 6		79 m3 / 496 bbls

Type (active/reserve)		Active

Capacity, tank No. 7		65 m3 / 408 bbls

Type (active/reserve)		Active

Capacity, tank No. 8		62 m3 / 390 bbls

Type (active/reserve)		Active

Capacity, tank No. 9		79m3 / 496 bbls

Type (active/reserve)		Reserve

Capacity, tank No. 10		79m3 / 496 bbls

Type (active/reserve)		Reserve

Capacity, tank No. 11		74.5m3 / 468 bbls

Type (active/reserve)		Reserve

Capacity, tank No. 12		100m3 / 629 bbls

Type (active/reserve)		Reserve

Capacity, tank No. 13		106m3 / 666 bbls

Type (active/reserve)		Reserve

Capacity, tank No. 14		98m3 / 616 bbls

Type (active/reserve)		Reserve

Capacity degasser tank		19.5 m3 / 122 bbls

Mixer in each tank		Fast mix system in pit 6 and pit 8

F.2.3 Pill/Slug Tank x 2

Capacity:	bbls	17m3 / 106bbls
Mud agitator:	yes/no	Yes
Mud guns:	yes/no	Yes

Capacity:	bbls	20m3 / 125 bbls
Mud agitator:	yes/no	yes
Mud guns:	yes/no	yes

F.2.4 Trip Tank

Number of tanks:	no.	2
Capacity/unit length:	bbl/ft	69 bbls & 5.4bbl/ft
Level indicator:	yes/no	Yes
Electric pump make:		Forum

Model/type:		Mud Hog

Motor output:	hp	60 HP

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Facility for casing fill-up:	yes/no	Yes
Alarm and strip chart recorder (see H.1.11):	yes/no	Yes

F.2.5 Stripping Tank

Capacity:	bbl	9.2 bbl
Capacity/unit length:	bbl/ft	1.8 bbl/ft
Level Indicator:		Yes (Display on VICIS)

Equalizing facility with trip tank:	yes/no	No
Transfer pump:	yes/no	No

F.2.6 Chemical Mixing Tank

Capacity:	bbl	N/A
Chemical mixer type:		N/A

F.2.7 Shale Shakers

Primary:

Quantity:	no.	6
Make/model:		MI SWACO

Type:		BEM 650

Driven by no. of electric motors:	no.	2
Design flowrate (total):	bbl/min	1600 GPM

F.2.8 Desander

Quantity:	no.	N/A
Make/model:		N/A

Type:		N/A

Number of cones x size:	no. x in	N/A
Centrifugal pump type:		N/A

Centrifugal pump size:	in x in	N/A
Driven by electric motor of:	hp	N/A
Is pump dedicated to Desander:	yes/no	N/A
Max. flowrate:	bbl/min	N/A

F.2.9 Desilter

Quantity:	no.	1
Make/model:		Mi Swaco 10T4

Type:		Mud Conditioner

Number of cones x size:	no. x in	24 x 4”
Centrifugal pump type:		Halco

Centrifugal pump size:	in x in	8x6x14
Driven by electric motor of:	hp	150kw
Is pump dedicated to Desilter:	yes/no	Yes
Max. flowrate:	bbl/min	1500 Gpm

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

F.2.10 Mud Cleaner

Quantity:	no.	1
Make/model:		Aker MH

Type:		P10004-R-XD-3002

Number of cones x size:	no. x in	16 x 4” Hydro Cyclones
Centrifugal pump type:

Centrifugal pump size:	in x in

Driven by electric motor of:	hp

Is pump dedicated to Mud Cleaner:	yes/no	Yes
Max. flowrate:	gpm	1500 GPM

F.2.11 Mud/Gas Separator (Poor Boy)

Make/type:		MI SWACO

Gas discharge line ID:	in	12
Gas discharge location, primary:		Crown

Can discharge be tied into burner system:	yes/no	No
Mud seal height:	ft	15 ft 6 ¾”
Calculated gas throughput:	mmscf	1000 Gpm

F.2.12 Degasser

Quantity:		2

Make/type:		MI SWACO

Centrifugal pump type:		CD-1400

Centrifugal pump size:	in x in	6”
Driven by electric motor of power:	hp

Discharge line running to:		Sand trap 3

Vacuum pump make:

Type:

F.2.13 Mud Agitators

Quantity:	no.	10
Make/model:		SEW-EURODRIVE

Driven by electric motor of:	kw	15.50KW
Located in tanks (see F.2.1 for tank numbers):		Numbers 4 to 11, 1 + 14

Quantity:	no.	4
Make/model:		SEW-EURODRIVE

Driven by electric motor of:	kw	20 KW
Located in tanks (see F.2.1 for tank numbers):		2,3,12,13

Quantity:	no.	2
Make/model:		SEW-EURODRIVE

Driven by electric motor of:	kw	5kw
Located in tanks (see F.2.1 for tank numbers):		15 + 16

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

F.2.14 Mud Centrifuge

Quantity:	no.	N/A
Make/model:		N/A

Feed pump make/model:		N/A

Driven by motor of power:	hp	N/A
Capacity:	bbl/min	N/A

F.2.15 Mud Hopper

Quantity:	no.	2
Make/model:		Aker MH

Feed pump make/model:		Forum Mud Hog

Capacity:	hp	100 Hp
3200GPM / 727m3/hr
F.2.16 Mud Laboratory and Facilities

Separate room:	yes/no	Yes
Equipped with

Mud balance:	yes/no	Yes
Marsh funnel:	yes/no	Yes
Filtration kit:	yes/no	Yes
Sand content kit:	yes/no	Yes
Stopwatch:	yes/no	No

F.3 BULK SYSTEM

F.3.1 Barite/Bentonite Silos

Quantity:	no.	8
Capacity of each silo:	It	85m3
Locations:		2 in Sack Store & 6 in Columns

Type weight loadcell:		Electronic

Manufacturer:		Step Offshore

Pressure rating:	psi	65 psi
Relief valve(s) installed:	yes/no	Yes

F.3.2 Cement Silos

Quantity:	no.	4
Capacity of each silo:	It	2 x 85m3 & 2 x 55m3
Locations:		2 Port Side Column & 2 Cement Room

Type weight loadcell:		Electronic

Manufacturer:		Step Offshore

Pressure rating:	psi	65 psi
Relief valve(s) installed:	yes/no	Yes
Separate mud/cement loading facilitates:	yes/no	Yes
Discharge line for cement independent from barite/bentonite discharge line:	yes/no	Yes

F.3.3 Surge Tank for BarIte/Bentonite

Quantity:	no.	2
Capacity of each silo:	It	5m3
Locations:		Sack Room

Type weight loadcell:		Electric

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Manufacturer:		Step Offshore

Pressure rating:	psi	40 psi
Relief valve(s) installed:	yes/no	Yes

F.3.4 Surge Tank for Cement

Quantity:	no	Yes 1, with the 3rd party cement unit (Schlumberger).
Capacity of each tank:	It	85cuft
Type weight loadcell:		Hydraulic

Manufacturer:		Totco

Pressure rating:	psi	60psi
Relief valve(s) installed:	yes/no	Yes

F.3.5 Bulk Transfer System
(see also C.1.8 - Compressed Air Systems)

Independent air system for the silos and surge tanks consisting of a high-volume low- pressure compressor and air dryer:	yes/no	No

Air reduced from main air supply through pressure regulators:	yes/no	Yes
Separate volume tank and drier:	yes/no	No

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

G. CASING/CEMENTING EQUIPMENT

G.1 CASING EQUIPMENT

G.1.1 API Casing Drifts

Drift OD, Length, quantity:	in/in/no.	17 1/2” OD / 12” /1

Drift OD, Length, quantity:	in/in/no.	12 ¼” OD / 12” / 1

Drift OD, Length, quantity:	in/in/no.	9 ½” OD / 12” / 1

Drift OD, Length, quantity:	in/in/no.	9” OD / 12” / 1

Drift OD, Length, quantity:	in/in/no.	8 ½” OD / 12” / 1

Drift OD, Length, quantity:	in/in/no.	6 1/8” OD / 12” / 1

Drift OD, Length, quantity:	in/in/no.	6” OD / 12” / 1

G.1.2 Clamp-On Type Casing Thread Protectors

For casing OD, quantity:	in/no.	22” / 6/ Kleppo 22 HDH
For casing OD, quantity:	in/no.	20” / 6 / HDH-T
For casing OD, quantity:	in/no.	16” / 6/ HDH-T
For casing OD, quantity:	in/no.	14” / 6/ HDH-T
For casing OD, quantity:	in/no.	13 5/8” / 6/ HDH-T
For casing OD, quantity:	in/no.	13 3/8” /6/ HDH-T
For casing OD, quantity:	in/no.	10 ¾” / 6 / HDH-T
For casing OD, quantity:	in/no.	9 5/8” / 6/ HDH-T
For casing OD, quantity:	in/no.	7” / 6/ HDH-T

G.1.3 Side Door Casing Elevator

Quantity:	no.	1
For OD casing:	in	36”
Make/type:		Blohm & Voss / SDS / Manual

Capacity:	st	250 Ton

Quantity:	no.	1
For OD casing:	in	30”
Make/type:		Varco SLX 150

Capacity:	st	150 Ton

Quantity:	no.	1
For OD casing:	in	22
Make/type:		Varco SLX

Capacity:	st	250 Ton

Quantity:	no.	1
For OD casing:	in	20”
Make/type:		Varco SLX

Capacity:	st	250 Ton

Quantity:	no.	1
For OD casing:	in	18

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Make/type:		Varco SLX

Capacity:	st	250 Ton

Quantity:	no.	1
For OD casing:	in	16
Make/type:		Varco SLX

Capacity:	st	250 Ton

Quantity:	no.	1
For OD casing:	in	14
Make/type:		Varco SLX

Capacity:	st	250 Ton

Quantity:	no.	2
For OD casing:	in	7
Make/type:		Varco SJL

Safety latches:	yes/no	Yes

Quantity:	no.	1
For OD casing:	in	13 3/8”
Make/type:		Varco SLX

Capacity:	st	250 Ton

Quantity:	no.	1
For OD casing:	in	10 3/4”
Make/type:		Varco SLX

Capacity:	st	250 Ton

Quantity:	no.	1
For OD casing:	in	9 5/8”
Make/type:		Varco SLX

Capacity:	st	250 Ton

Quantity:	no.	1
For OD casing:	in	7”
Make/type:		Varco SLX

Capacity:	st	150 Ton

G.1.4 Single Joint Casing Elevators

Quantity:	no.	1
For OD casing:	in	22”
Make/type:		Varco SJL

Safety latches:	yes/no	Yes

Quantity:	no.	1
For OD casing:	in	20”
Make/type:		Varco SJL

Safety latches:	yes/no	Yes

Quantity:	no.	2
For OD casing:	in	18”
Make/type:		Varco SJL

Safety latches:	yes/no	Yes

Quantity:	no.	2
For OD casing:	in	16”
Make/type:		Varco SJL

Safety latches:	yes/no	Yes

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Quantity:	no.	2
For OD casing:	in	14”
Make/type:		Varco SJL

Safety latches:	yes/no	Yes

Quantity:	no.	2
For OD casing:	in	13 5/8”
Make/type:		Varco SJL

Safety latches:	yes/no	Yes

Quantity:	no.	2
For OD casing:	in	13 3/8”
Make/type:		Varco SJL

Safety latches:	yes/no	Yes

Quantity:	no.	2
For OD casing:	in	10 ¾”
Make/type:		Varco SJL

Safety latches:	yes/no	Yes

Quantity:	no.	2
For OD casing:	in	9 5/8”
Make/type:		Varco SJL

Safety latches:	yes/no	Yes

G.1.5 Slip Type Elevator/Spiders

Quantity: no.	no.	2
Make/type:	in	24 1/2 Varco Air Operated
Capacity: Ton		500 Ton

With Slips for Casing size:	in	24” / 22” / 20” / 18” / 16”

Quantity: no.	no.	2
Make/type:	in	14” Varco Air Operated
Capacity: Ton		500 Ton

With Slips for Casing size:	in	13 5/8” / 13 3/8” / 10 ¾” / 9 5/8” / 7”

G.1.6 Casing Slips

Quantity:	no.	1
Make/type:		Varco CMS-XL

For OD casing:	in	36”

Quantity:	no.	1
Make/type:		Varco CMS-XL

For OD casing:	in	30”

Quantity:	no.	1
Make/type:		Varco CMS-XL

For OD casing:	in	22”

Quantity:	no.	1
Make/type:		Varco CMS-XL

For OD casing:	in	18”

Quantity:	no.	1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Make/type:		Varco CMS-XL

For OD casing:	in	16”

Quantity:	no.	1
Make/type:		Varco CMS-XL

For OD casing:	in	13 5/8”

Quantity:	no.	1
Make/type:		Varco CMS-XL

For OD casing:	in	13 3/8”

Quantity:	no.	1
Make/type:		Varco CMS-XL

For OD casing:	in	9 5/8”

Quantity:	no.	1
Make/type:		Varco CMS-XL

For OD casing:	in	7”

G.1.7 Casing Bowls

Quantity:	no.	1
Make/type:		Varco CB

For OD casing (max/min):	in / in	30”

Quantity:	no.	1
Make/type:		Varco CB

For OD casing (max/min):	in / in	20”

Quantity:	no.	1
Make/type:		Varco API Bowl no 1

For OD casing (max/min):	in / in	13 3/8”

Quantity:	no.	1
Make/type:		Varco API Bowl no 2

For OD casing (max/min):	in / in	9 5/8”

G.1.8 Casing Tongs

Quantity (sets):	no.	2
Make/type:		1 x Varco BJ / HIT 55 1 x HT100

W/jaws for OD casing (max/min):	in / in	20” / 8 1/2”

Quantity (sets):	no.
Make/type:

W/jaws for OD casing (max/min):	in / in

G.1.9 Power Casing Tongs

Quantity:	no.	1
Make/type:		Eckel Model 25 Hydra Shift

W/jaws for OD casing (max/min):	in / in	22” - 7”
Max output torque:	ft-lbs	60,000 ft-lbs
Torque indicator:	yes/no	Yes

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Back-up arm:	yes/no	Yes

Quantity:	no.	1
Make/type:		Eckel Model 14 UHT Casing Tong

Fside door	in / in	14” — 4”
Max output torque:	ft-lbs	65,000 ft-lbs
Torque indicator:	yes/no	Yes
Back-up arm:	yes/no	Yes

G.1.10 Power Unit for Casing & Tubing Tongs

Quantity: no.		N/A (Rig use central HPU)

Driven by electric motor: yes/no		N/A

G.1.11 Casing Circulating Head (Swedge)

For OD casing:	in	14”, 13 5/8”, 13 3/8”, 10 ¾, 9 5/8”, 7”
Connection type:		Buttress

G.1.12 Casing Spears (Internal)

Quantity:	no.	1
Make/type:		Bowen / ITCO

For OD casing:	in	9 5/8” , 13 3/8” , 20”
For casing weight:	lbs/ft	40-53.5 , 68-72 , 199.9
Pack-off:	yes/no	No

Quantity:	no.	1
Make/type:		Bowen / ITCO

For OD casing:	in	7”
For casing weight:	lbs/ft	22-33.7
Pack-off:	yes/no	No

Quantity:	no.	1
Make/type:		Bowen / ITCO

For OD casing:	in	5 ½”
For casing weight:	lbs/ft	N/A
Pack-off:	yes/no	No

G.1.13 Casing Cutters (Internal)

Quantity:	no.	N/A
Make/type:		N/A

For OD casing (max/min):	in / in	N/A

G.1.14 Crossover to Handle Casing with DP

Quantity:	no.	N/A
For OD casing:	in	N/A
Casing connection:		N/A

Drill pipe connection type:		N/A

Rated capacity:	st	N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

G.1.15 Casing Scrapers

Quantity:	no.	N/A
Make:		N/A

For OD casing:	in	N/A
For casing weight:	lbs/ft	N/A
OD body:	in	N/A
Connection type:		N/A

G.2 CEMENTING EQUIPMENT

G.2.1 Cement Unit

Owner:		Schlumberger

Free placement basis:	yes/no	No
Make/type:		Schlumberger / CPS763 Remote

No. of triplex pumps:	no.	2 each GD1250
Maximum working pressure:	psi	15,000 psi
Maximum flowrate (total):	bbl/min	18bbl/min
Unit power by (electric/diesel):		Electrical

Recirculating mixing system:	yes/no	Yes
Capacity:	bbl	20bbls
Motor power:	hp	1100hp
Liquid additive system:	yes/no	Yes
Premix/batch tank:		No

Quantity:		N/A

Capacity (total):	bbl	N/A
Pressure recorder:	yes/no	Yes

G.2.2 Cementing Manifold

Discharge manifold working pressure:	psi	15,000 psi
Cement pump discharge lines min. ID:	in	3”
Cement pump discharge lines working pressure:	psi	15,000 psi

G.2.3 Cement Kelly

Quantity:	no.	N/A
Nominal size OD:	in	N/A
Total length:	ft	N/A
Working length:	ft	N/A
Connection type:		N/A

Cement head:	yes/no	N/A

G.2.4 Cementing Tubing

Size: in	in	N/A
Length (total): ft	ft	N/A
X-overs to drillpipe specified in sect. D.1.3:	yes/no	N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

H. INSTRUMENTATION/COMMUNICATION

H.1 DRILLING INSTRUMENTATION AT DRILLER’S POSITION

H.1.1 Weight Indicator

Make/type:		Drillview

Sensor type:		Electro Hydraulic Rosemount Transmitter

Calibrated for number of lines strung (6,8,10, 12, etc): no.	no.	14

H.1.2 Standpipe Pressure Gauges

Quantity:	no.	2 (On hammer union can be moved)
Make/type:		HDI with display in DCC

Pressure range:	psi - psi	0-10,000 psi

Quantity:	no.

Make/type:

Pressure range:	psi - psi

Quantity:	no.

Make/type:

Pressure range:	psi - psi

H.1.3 Choke Manifold Pressure Gauge

Quantity:	no.	2
Make/type:		Houston Digital Instruments (Mounted on manifold)

Pressure range:	psi - psi	0 - 16,000psi

Quantity:	no.	2
Make/type:		Electroflow

Pressure range:	psi - psi	0 - 16,000psi

Quantity:	no.	2
Make/type:		HDI (mounted on manifold)

Pressure range:	psi - psi	0 -15,000psi

H.1.4 Rotary Speed Tachometer

Make/type:		Aker / Drillview

H.1.5 Rotary Torque Indicator

Make/type:		Aker / Drillview

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

H.1.6 Motion Compensator Instruments

Make/type:		Aker

Hook position indicator:	yes/no	Yes
Lock/unlock indicator:	yes/no	Yes

H.1.7 Pump Stroke Counters

Make/type:		Aker / Drillview

One pump stroke indicator and one cumulative pump stroke counter for each pump:	yes/no	Yes

H.1.8 Tong Torque Indicator

Make/type:		Drillview calculated, using Cathead hydraulic pressure and long length.
H.1.9 Pit Volume Totalizer

Make/model:		Drillview

Floats in active mud tanks:	yes/no	No Sensors Used
Floats in reserve mud tanks:	yes/no	No Sensors Used
Loss/Gain indicator:	yes/no	Yes on Drillview
Alarm (audio and visual):	yes/no	Yes on Drillview

H.1.10 Mud Flow Indicator

Make/model:		MD Totco Mud Flow Sensor MFTX4A

High/low alarm (audio and visual):	yes/no	Yes in Drillview

H.1.11 Trip Tank indicator

Make/model:		Drillview

Chart recorder:	yes/no	Yes
Alarm:	yes/no	Yes

H.1.12 General Alarm System	yes/no	Yes

H.1.13 Automatic Driller

Make/type:		Aker

H.1.14 Remote Choke Control Unit

(see E.14.1)

Make/model:		HDI (Houston Digital Instruments)

H.2 DRILLING PARAMETER RECORDER

Quantity:	no.	1
Location - 1:		Drillfloor

Location - 2:		Company man’s Office

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Location - 3:		Toolpusher’s Office

Make/type:		Aker / Drillview

Quantity of pens:	no.	Electronic

H.3 INSTRUMENTATION AT CHOKE MANIFOLD

H.3.1 Standpipe Pressure Gauge

Make/type:		Houston Digital Instruments / HDI 2400

Pressure range (maximum):	psi	10,000psi

H.3.2 Choke Manifold Pressure Gauge

Make/type		HDI Type 2400

Pressure range (maximum):	psi	15,000psi
H.3.1 and H.3.2 combined on one panel:	yes/no	Yes
Visible from choke operation position:	yes/no	Yes

H.4 STANDPIPE PRESSURE GAUGE		HDI already shown on H.3.1 & H.1.2

Make/type:		HDI 2400

Pressure range:	psi	10,000psi
Visible from Driller’s position:	yes/no	Yes

H.5 DEVIATION EQUIPMENT

H.5.1 Measuring Device

Quantity:	no.	N/A
Make/type:

Deviation range:	degree

H.5.2 Wireline Winch

Make/model:		AKMH

Wire length (nominal):	ft	47,000 ft
Depth counter:	yes/no	Yes
Wire size:	in	0.092”
Pull indicator:	yes/no	No

H.6 CALIBRATED PRESSURE GAUGES

Make/type instrument gauges:

Size:	in

Connection:

Range:	psi

Quantity:	no.	3
Facilities to install gauges on:

Standpipe manifold:	yes/no	Yes
Choke manifold:	yes/no	Yes

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Cement unit:	yes/no	Yes

H.7 RIG COMMUNICATION SYSTEM

H.7.1 Telephone System

No. of stations:	no.	266
Make/type:		Alcatel-Lucent

Explosion proof:	yes/no	Yes

H.7.2 Public Address System

Can be combined with above:	yes/no	Yes
Make/type:		Vodec / DS0218

Explosion proof:	yes/no	Yes

H.7.3 Drill Floor - Derrickman’s Talkback

(For Intercom System)

Current Talkback:

Make:		Spector Lumenex Mentor System

No. Stations:		31

Explosion proof:	yes/no	Yes
New Talkback:

No. of stations:	no.	NA
Location:		NA

Make/type:		NA

Explosion proof:	yes/no	NA

H.7.4 Hand-Held VHF Radios

Quantity:	no.	6
Make/type:		Sailor SP-3540

Quantity:	no.	NA
Make/type:		NA

Handheld UHF Radios

Quantity:	no.	38
Make/type:		Motorola GP338

Quantity:	no.	12
Make/type:		Motorola GP380

H.8 ENVIRONMENTAL INSTRUMENTATION

H.8.1 Temperature Indicators

Air temperature:	yes/no	Yes
Make/model:		Vaisala PTU303 w/ Radiation Shield DTR502B

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Sea water temperature:	yes/no	Yes

H.8.2 Barometric Pressure Indicator	yes/no	Yes

Make/model:		RM Young RMY61002

Recorder:	yes/no	Yes

Make/model:		NA

Recorder:	yes/no	NA

H.8.3 Humidity Sensing Indicator

Make/model:		Vaisala PTU303

Recorder:	yes/no	Yes

H.8.4 Wind Speed/Direction Meter

Make/model:		Observatory OMC160

Recorder: yes/no		Yes

H.8.5 Wave Profile Recorder

Make/model:		SAAB REX

Recorder:	yes/no	Yes

H.9 ADDITIONAL MODU SPECIFIC INSTRUMENTATION

H.9.1 Roll, Pitch and Heave Indicator

Make/model:		Kongsberg MRU-5

Recorder:	yes/no	Yes

H.9.2 Gyro Compass

Make/model:		Sperry Marine / C.Plath Navigat X MK1

Located at:		2 at LER and 1 at DP Backup Room
Sperry Marine / C.Plath Navigat X MK1
H.9.3 Echo Sounder

Make/model:		Skipper DL850

Located at:		Pontoon HPR Room

Recorder:	yes/no	Yes

H.9.4 Current Indicator

Make/model:		Valeport Midas ECM

Located at:		Under life boat deck

Recorder:	yes/no	No

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

H.9.5 Weather Recorder

Make/model:		Furuno FAX-408

Located at:		Radio Room

Recorder:	yes/no	Yes

H.9.6 Radar

Quantity:	no.	2 X-Band
Make/model:		Furuno FAR-2827

Located at:		FWD Radar Mast / Upper Deck AFT

Bandwidth:	cm	H=0,95° W=20°

Quantity:	no.	1 S-Band
Make/model:		Furuno FAR-2837S

Located at:		FWD Radar Mast

Bandwidth:	cm	H=1,8° W=25°

H.10 RADIO EQUIPMENT

Location:		Radio Room, Wheelhouse and Top of Wheelhouse

H.10.1 SSB Transceiver

Quantity: no.	no.	3
Make/model:		Sailor System 5000

Facsimile capable:	yes/no	Yes
Telex capable:	yes/no	Yes

H.10.2 E.P.I.R.B.’s

Quantity:	no.	1
Make/model:		Jotron / Tron 40S MKII

Quantity:	no.	1
Make/model:		Jotron / Tron 45S

H.10.3 VHF Radio Telephone

Quantity:	no.	3
Make/model:		Sailor RT5022

Power:	watts	25 to 1 Watt
Channels:	no.	90

H.10.4 VHF Radio Transceiver

Quantity:	no.	6
Make/model:		Sailor RT6210

Quantity: no.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Make/model:

H.10.5 Radio Beacon Transmitter

Quantity:	no.	1
Make/model:		SAC NDB Dual Transmitter SA100

Power:	watts	100

H.10.6 Aeronautical VHF Transceiver

Quantity:	no.	2
Make/model:		Jotron TR-7550

Quantity:	no.	2 Portable
Make/Model:		ICOM ICA6

Quantity:	no.	2
Make/model:		Jotron TR7750

Power:	watts	10-50 watts
Frequency Range:		118-156MHz

H.10.7 Watch Receiver

Quantity:	no.	2
Make/model		Sailor System 5000

Frequency:	kHz	2187.5kHz, 4207.5kHz, 6312.0kHz, 8414.5kHz,12577.0kHz, 16814.5kHz

H.10.8 Scrambler

Quantity: no.	no.	N/A
Make/model:		N/A

H.10.9 Telex

Quantity: no.	no.	N/A
Make/model:

H.10.10 Satellite Communication System

Make/model:		Sailor Fleet77

Type:		Inmarsat F

Facsimile link:	yes/no	Yes
Telex link:	yes/no	No
Telephone link:	yes/no	Yes
Other capabilities:		Internet link

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

I. PRODUCTION TEST EQUIPMENT

I.1 BURNERS

Make/type:		N/A

Quantity: no.	no.	N/A
Capacity: bbl/day	bbl/day	N/A

Weight: st	st	N/A
Water requirement at 100 psi: bbl/min	bbl/min	N/A

I.2 BURNER BOOMS

Make/type:		Expro

Quantity:	no.	2, 1 x Port side, 1 x Starboard side
Length:	ft	30 m
Horizontal:	yes/no	Yes
Height above sea level (at drilling draft):	ft	10 m
Walkway and handrails:	yes/no	Yes
Burner platform size:	ft x ft	1.82m x 1.88m
Burner mounting rotatable:	yes/no	Yes
Regulatory approvals:		DNV

I.3 LINES REQUIRED ON BURNER

BOOMS

I.3.1 Oil Line

ID:	in	3”
Working pressure:	psi	1,000 psi
Connection type at burner end:	type	3” Weco
H2S:	yes/no	Yes
Pressure gauge connection at barge end:	in	No

I.3.2 Gas Line

ID:	in	4” line
Working pressure:	psi	1500 psi
Extended beyond burner by:	ft	3 m (10ft)
Connection type at burner end:	type	4” 602 Weco Male
H2S:	yes/no	Yes
Pressure gauge connection at barge end:	yes/no	No

I.3.3 Water Line

ID:	in	3” line
Working Pressure:	psi	120 psi
Connection type at burner end:	type	3” Weco
Pressure gauge connection at barge end:	yes/no	Yes

I.3.4 Air Line

ID:	in	3” line
Working Pressure:	psi	130 psi
Connection type at burner end:	type	2” 602 Weco
Pressure gauge connection at barge end:	yes/no	No

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

I.3.5 Pilot Propane

ID:	in	1” line
Working Pressure:	psi	360 psi
Connection type at burner end:	type	1” NPT
Pressure gauge connection at barge end:	yes/no	No

I.4 SPRINKLER SYSTEM

Sufficient to give protection to rig and personnel against heat radiation damage from the burners:	yes/no	Yes

1.5 FIXED LINES FOR WELL TESTING

1.5.1 Drillfloor to Separator Area

Type (screwed/welded, both):		Welded

Quantity:	no.	1
Size ID:	in	3”
Working pressure:	psi	15 Kpsi
Connection type on drill floor:		Grayloc C- 25

Connection type at separator:		Grayloc C- 25

Number of valves/lines:	no.	0
Size of valves:	in	N/A
H2S:	yes/no	Yes

1.5.2 Separator Area to Each Burner Boom

Type (screwed/welded, both):		Welded

Quantity:	no.	2 (1 Stbd + 1 Port)
Size ID:	in	4”
Working pressure:	psi	200 psi
Connection type on separator:	type	602 Weco
Connection type at boom:	type	602 Weco
Number of valves/lines:	no.	N/A
Size of valves:	in	N/A
H2S:	yes/no	Yes
Valves installed near separator area for switching gas to either burner:	yes/no	Yes

1.5.3 Mud Pumps to Both Burner Booms

Type (screwed/welded, both):		N/A

Quantity:	no.	N/A
Size ID:	in	N/A
Working pressure:	psi	N/A
Number of valves required:	no.	N/A
Size of valves:	in	N/A
Connected to fire fighting pumps:	yes/no	N/A
Rated line capacity at 300 psi: bbl/hr	bbl/hr	N/A

1.5.4 Air System to Burners - Separate (Compressors)

Type (screwed/welded, both):		Welded

Quantity:	no;	3 compressors 2 lines
Size ID:	in	4”

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Working pressure:	psi	150 psi
Non-return valves fitted:	yes/no	Yes

1.5.5 Oil Storage Tank To Overboard

Type (screwed / welded, both):		N/A

Quantity:	no.	N/A
Size ID:	in	N/A
Working pressure:	psi	N/A
Height above water level:	ft	N/A
Connection type at separator area:	type	N/A

1.5.6 Separator to Ventstack of Rig

Type (screwed/welded, both):	no.	N/A
Quantity:	in	N/A
Size ID:	psi	N/A
Working pressure:	type	N/A
Connection type at separator area:		N/A

1.6 AUXILIARY POWER AVAILABILITY

1.6.1 For Field Laboratory		N/A

Quantity:	kw

Volts:	volts

Frequency:	Hz

I.6.2 For Crude Transfer Pump		N/A

Quantity:	kw

Volts:	volts

Frequency:	Hz

I.6.3 For Electric Heaters		N/A

Quantity:	kw

Volts:	volts

Frequency:	Hz

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

J. WORKOVER TOOLS	N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

K. ACCOMMODATIONS

K.1 OFFICES

K.1.1 Company Representative’s Office

Quantity: no.	no.	2
Complete with desk, filing cabinets (s) and other necessary furniture:	yes/no	Yes

Unrestricted view to drill floor:	yes/no	No

K.1.2 Contractor’s Representative’s Office

Quantity:	no.	2
Unrestricted view to drill floor:	yes/no	Yes

K.1.3 Radio Room

Quantity:	no.	1

K.1.4 Hospital Room

Number of beds/bunks:	no.	4
Wash basin:	yes/no	1
Medical cabinet:	yes/no	1
Dangerous drugs:	yes/no	1

K.2 LIVING QUARTERS

K.2.1 Accommodations

Total beds: no.	no.	169
Quantity of single bed rooms:	no.	7
toilets (private/shared/communal):		Private

Quantity of two bed rooms:	no.	78
toilets (private/shared/communal):		Private

Quantity of four bed rooms:	no.	0
toilets (private/shared/communal):

Quantity of six bed rooms:	no.	0
toilets (private/shared/communal):

Quantity of eight bed rooms:	no.	0
toilets (private/shared/communal):

Quantity of three bed rooms:	no.	2

K.2.2 Galley

Quantity:	no.	1

K.2.3 Mess Seating Capacity

Main mess:	no.	72
Aux. mess:	no.	N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

K.2.4 Meeting Rooms

Quantity: Conference and Reception no.		2

K.2.5 Recreation Rooms

Quantity:	no.	2
Recreation facilities:

TV:		Yes

VCR:		Yes

Pool Table:		No

Ping Pong Table:		Yes

Computer:		Yes

Other:		DVD

K.2.6 Other Rooms

Laundry:	1

Dry food storage:	1

Refrigerator:	1

Change rooms:	2

Training Room:	1

Workout/weight room:	1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

L. SAFETY EQUIPMENT

L.1 GENERAL SAFETY EQUIPMENT

L.1.1 General Personnel Protective Gear	,

Safety hats (contractor only/everyone/not supplied):

Safety boots (contractor only/everyone/not supplied):

Safety clothing (contractor only/everyone/not supplied):

Ear protection (contractor only/everyone/not supplied):

Rubber gloves (contractor only/everyone/not supplied):

Rubber aprons (contractor only/everyone/not supplied):

Fullface visors (contractor only/everyone/not supplied):

Eye shields (for grinding machines, etc.) (contractor only/everyone/not supplied):

Dust masks: (contractor only/everyone/not supplied):

Rubber gloves - elbow length for chemical handling (contractor only/everyone/not supplied):

Explosion proof hand torches c/w batteries (contractor only/everyone/not supplied):

Safety belts c/w lines (contractor only/everyone/not supplied):

L.1.2 Eye Wash Stations

Quantity:	no.	8
Make/model:		Haws 7361SS

Located at:		Shakers

Located at:		Sack Store

Located at:		Drill Floor

Located at:		Welding Shop

Located at:		Main Deck

Located at:		Engine Room

Located at:		Pump Room

Located at:		Well Test

L.1.3 Derrick Safety Equipment

Derrick escape chute (rem chute):		1

Make/type:		Donut Escape System

Derrick safety belts: no.

Make/type:		DBI Sala

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

L.1.4 Derrick Climbing Assistant

Make/type:		N/A

L.1.5 Fresh Air Blowers (Bug Blowers)

Quantity:		N/A

Make/type:

Located at:

L.2 GAS/FIRE/SMOKE DETECTION

L.2.1 H2S Monitoring System

Make/type:		Det-Tronics U9500

Sampling points at:		8ppm and 20ppm

General alarm:

Alarm types (audible, visual, both) at:		both

Driller’s console:		Yes

Engine room:		Yes

Mud room:		Yes

Living quarters each level:		Yes

Central area each structural level:		Yes

Central alarm panel:

Located at:		CCR, PCR, LECR, DP Backup Room

L.2.2 Combustible Gas Monitoring System

Make/type:		Autronica HC-200

Sampling points at:		20% LEL and 60% LEL

Bellnipple:	yes/no	Yes
Drill floor:	yes/no	Yes
Shale shaker:	yes/no	Yes
Mud tanks:	yes/no	Yes
Ventilation system into living quarters:	yes/no	Yes
Other:		Mud Pump Room, Trip Tank, DCR

General alarm:		yes

Alarm types (audible, visual, both) at		Both

Driller’s console:		All over the rig

Other:

L.2.3 H2S Detectors (Portable)

Quantity:	no.	10

Make/type:		2 x Draeger x am 7000 multigas / 6 x MSA altair 4 / 2 x bellow type

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Phials for H2S: measuring range		N/A total 40 x phials range 1 - 200 ppm

L.2.4 CO2 Gas Detectors (Portable)

Quantity:	no.	8 ( same detectors as per item L.2.3 )

Make/type:		2 x Draeger x am 7000 multigas / 6 x MSA altair 4 ( same detectors as per item L.2.3 )

Phials for CO2: measuring range		N/A

From 20 to 200 ppm:		N/A

From 100 tp 600 ppm:		N/A

L.2.5 Explosimeters / 02 indicator

Quantity:	no.	Same L.2.3
Make/type:		NA

Quantity: no.	no.	NA
Make/type:		NA

L.2.6 Fire/Smoke Detectors Accommodation

Make/type:		Autronica DB-500/BD-501/BH-500/BH-520/X-33AF
Fire detection:		Yes

Smoke detection:		Yes

Central alarm panel:		2

Location:		CCR, PCR, LECR, DCR and DP Backup Room

L.3 FIRE FIGHTING EQUIPMENT

L.3.1 Fire Pumps

Quantity:	no.	4

Make/model:		Hamworthy / 2 x C12BA10-14V48AAN 2 X C12BA10-14V84AAN

Type:		Centrilfugal

Output (each):		620m3/ 135 head

All offtake points supplied by each pump:		Yes

Location of pumps:		Pumps A+B port aft pump room

Location of pumps:		Pumps C+D stbd aft pump room

Fire fighting water delivery conforms to IMO MODU Spec:		Yes

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

L.3.2 Hydrants and Hoses

Hydrants positioned such that any point may be reached by a single hose lengthfrom two separate hydrants:		Yes

Quantity of hydrants:	no.	148
Hose connections/hydrant:

Hose max. diam.:		50mm

Length:		15m

L.3.3 Portable Fire Extinguishers

Quantity (total):	no.	193
Type 1 - CO2:		106

Type 2 - Foam:		4

Type 2 - Dry Chemical:		83

Mounted adjacent to access ways and escape routes:		Yes

L.3.4 Fire Blankets

Location:		Galley, Navigational bridge deck, Upper deck Room M303, M336
Quantity:	no.	7

L.3.5 Fixed Foam System		N/A

Automatically injected into fixed fire water system at central point with remote manual control:		N/A

Make/type:		N/A

Quantity foam stored on site:		N/A

Inductor tube:		N/A

Foam nozzles:	no.	N/A

L.3.6 Helideck Foam System

Dedicated system adequate for at least 10 minutes fire fighting at the rate quoted in the IMO MODU code:		Yes

Make/type:		Tyco

Quantity of monitors:		no.

Foam type:		AFFF 3%

Rate:		2400 liters/min @ 7bar

L.3.7 Fixed Fire Extinguishing System

Protected spaces:

Engine room, type (Halon/CO2):		Inergen, Water mist system

Paint locker, type (Halon/CO2):		CO2

Emergency generator, type (Halon/CO2):		Inergen

SCR room, type (Halon/CO2):		N/A

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Other - location:thrusters rooms, aux. mach. room, engine control room, switchboard rooms,		Inergen, water mist system, water deluge system, CO2 system, foam system

Alarms (audible, visual or both):		Both

Automatic shutting of mechanical ventilation in protected spaces:		None

Remote manual release located at:		WATER MIST SYSTEM - CCR M801, LECR, M147B, M142, M147A, M152A, M152B, M122, M110, M130, M131.

Remote manual release located at:		WATER DELUGE SYSTEM - CCR M801, Nav. Bridge p/s, Drill floor fwd/aft, Well test area upper deck, Secondary embarkation station, M313, LECR, FWD Embarkation station, Cellar deck M167 port / stbd side.

Remote manual release located at:		WATER DELUGE SYSTEM - CCR M801, Nay. Bridge p/s, Drill floor fwd/aft, Well test area upper deck, Secondary embarkation station, M313, LECR, FWD Embarkation station, Cellar deck M167 port / stbd side.

L.3.8 Manual Water Deluge System

Protected spaces:		Drill floor, Well test area, Lifeboats, FRC, Cellar deck.

Water supplied from fire main line:		Yes

L.3.9 Water Sprinkler System in Accommodation

Automatic:		Yes

Working pressure:		3.9 Bar

Pressurized tank capacity:

L.4 BREATHING APPARATUS

L.4.1 General Sets

Quantity:	no.	20 Full sets + 20 spare bottles
Make:		Draeger

Type:		Draeger

Bottle duration:		45 min

Located at:		Fire Store M707, Fire store M303

L.4.2 Escape Sets

Quantity:	no.	17 EEBD, SCBA 5
Make/type:		EEBD Drager PP15, SCBA Drager PA 91 Plus

Bottle duration:		EEBD 15 min, SCBA 30 min

Located at:

EEBD - Drilling switchboard room M221A / M221B, Trafo room tween deck aft, Engine room M147A / M152A / M110 / M122, MCC room M146, Low volt room M121 / M109, Outside Trafo room 150B, Tunnel close to entrance Thruster room 30S / 30P / 4P / 4S.
SCBA - Drill floor, Drillers cabin M511, Shaker house M325, Mud Pits room M233

L.4.3 Cascade Stations

Quantity:	no.	17

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Make/type:		Draeger

Locations/outlets at location:		Drill Floor / 6

Locations/outlets at location:		welltest area / 3, sack store / 2, starboard aft / 2

Locations/outlets at location:		mud pits / 2

Locations/outlets at location		Cellar deck / 2

L.4.4 Breathing Air Recharge Compressor

Quantity:	no.	2
Make/type:		Draeger / Draeger Jr

Located at:		M341

L.4.5 Compressed Air Breathing Apparatus Trolley Unit

Positive pressure:		N/A

Make/type:		N/A

Air line length: ft		N/A

Compressed air bottles:		N/A

Quantity: no.		N/A

Size:		N/A

Including

Face mask: yes/no		N/A

Demand valve: yes/no		N/A

Microphone: yes/no		N/A

Safety harness: yes/no		N/A

Safety line (incorporating phone line):		N/A

L.4.6 Air Purity Test Equipment

Quantity:	no.	1
Make/type:		Factair

L.5 EMERGENCY FIRST AID EQUIPMENT

L.5.1 First Aid Kits

Quantity:	no.	4

L.5.2 Burn Kits

Quantity:	no.	4

L.5.3 Resuscitators

Quantity:	no.	2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Charged (spare) oxygen cylinders:	no.	1

L.5.4 Stretchers

Quantity:	no.	1
Type:		Scoop

Located at:		Hospital

Quantity:	no.	2
Type:		Wood

Located at:		Hospital

Quantity:	no.	6
Type:		Stokes

Located at:		Hospital/Rig floor/Galley/Engine room / Emergency station

L.6 HELIDECK RESCUE EQUIPMENT

L.6.1 Storage Boxes

Quantity:	no.	1
Construction material:		FRP

Max. height open:	in

L.6.2 Equipment

Aircraft axe:		1

Large fireman’s rescue axe:		1

Crowbar:		1

Heavy duty hacksaw:		1

Spare blades:		6

Grapple hook:		1

Length of wire rope attached:		U/K

Quick release knife:		2

Bolt croppers:		1

L.7. RIG SAFETY STORE

Equipment to repair, recharge and restock safety equipment as listed below:

Foam concentrate:		0.8 M3 SPARE FOR HELIDECK

Dry chemical charges:		N/A

CO2 charges for dry chemical extinguishers:		25 UNITS

CO2 charges for water extinguishers:		25 UNITS

CO2 charges for foam extinguishers:		25 UNITS OF 20 LITRES

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Discharge hoses, control nozzles and horns and washers for dry chemical extinguishers:		N/A

Fire blankets:		8 UNITS - 2M x 2M

Fireproof gloves:		24 Pairs

Rubber gloves - elbow length:		200 Pairs elbow length - 46cm

Rubber aprons:		100 units

Robber boots:		15 Pairs (size 40), 15 Pairs (Size 42), 15 Pairs (Size 43), 20 Pairs (Size 44), 20 Pairs (Size 46)

Full face visors:		30 spare units

Eye shields (for grinding machines, etc.):		30 spare units

Dust masks:		500 units PFF-1 AND 500 units PFF-2

Spare safety helmets, boots, overalls:

Spare safety helmet (20 units in colors white, yellow, silver, red, beige, blue, green); boots (size 38 -10 pairs; size 39 -10 pairs; size 40 - 20 pairs; size 41 - 30 pairs; size 42 - 30 pairs; size 43 - 30 pairs; SIZE 44 - 30 pairs; size 46 - 20 pairs); coveralls (size 52 - 40 units; size 54 - 40 units; size 56 - 50 units; size 58 - 50 units; size 60 - 60 units; size 62 - 70 units; size 64 - 70 units; size 66 - 70 units; size 68 - 60 units); gloves (type - leather - 1500 pairs; type - nitrile -1500 pairs); flas light - 10 units

Gloves, hand torches, batteries, etc:		Yes.

Spare Iifebuoys:		Yes

Spare lifebuoy lights:		Yes

Fresh air blowers/inductors for ventilating enclosed spaces:		Yes

Spare life jackets:		Yes

Safety belts c/w line:		Yes

Full safety harnesses:		Yes

Spare Derrickman’s safety belts:		Yes

Spare CABA bottles, charged:		ESCAPE SET 15 MINUTS - 20 UNITS

L.8 EMERGENCY WARNING ALARMS

Approved system to give warning of different emergencies:		Yes

L.9 SURVIVAL EQUIPMENT

L.9.1. Lifeboats

Make/type:		Norsafe 8.0F JYN TELB

Quantity:	no.	6
Capacity: person/craft		60 persons

Locations (fore, aft, port, stbd):		Fore + Aft

Fire protection:		yes deluge and internal 1 portable extinguisher 2kg dry powder

Radios:		VHF ICOM M505 Euro

Flares:		4 Parachute type / 6 handheld type / 2 smoke

Food:		Yes

First aid kits:		Yes

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

L.9.2 Life Rafts

Make/type:		Viking SES-2A 2006 evacuation system

Quantity:	no.	8 each system ( 16 total ) + 2 x 35 pers platforms
Capacity: person/craft		20 pers

Davit launched:		No, escape chute type 35 persons boarding platform

Locations (fore, aft, port, stbd):		Fore + Aft

Fire protection:		Yes

Radios:		No

Flares:		Yes

Food:		Yes

First aid kits:		Yes

L.9.3 Rescue Boat

Make/type:		Norsafe

Engine power:	hp	144 hp inboard diesel waterjet driven

L.9.4 Life Jackets

Make/type:		Cosalt / Premiere

Quantity:	no.	260

L9.5 Life Buoys

Make/type:		Perry Buoy / Ring Life Buoys

Quantity:	no.	10

L9.6 Work Vest

Make/type:		Billy Pugh / Type V

Quantity:	no.	20

L.9.7 Escape Ladders/Nets

Make/type:		Escape Ladders made of wood and rope

Quantity:	no.	5

L.9.8 Distress Signals

Make/type:		INDIOS / IFP-201 VM parachute flares

Quantity:	no.	12

Make/type:		INDIOS / IFS-205-VD green flares

Quantity:	no.	6

Make/type:		INDIOS / IFS-205-BC white flares

Quantity:	no.	6

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Make/type:		Painx Wessex / Mk 3 parachute flares

Quantity:	no.	16

Make/type:		Painx Wessex / Mk 7 red hand flares

Quantity:	no.	24

Make/type:		Painx Wessex / Mk 3 orange smoke signals

Quantity:	no.	6

Make/type:		Painx Wessex / Man overboard self-igniting buoy

Quantity:	no.	1

Make/type:		Comet / Man overboard self-igniting buoy

Quantity:	no.	1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M. POLLUTION PREVENTION EQUIPMENT

M.1. SEWAGE TREATMENT

Make/model:	II Seung ISS-100N

System type:	Biological Fixed Media Type

Conforms to (Marpol, Annex IV, etc.):	Yes

M.2 GARBAGE COMPACTION

Make/model:	Techocean

System type:	Hydraulic

Conforms to (Marpol Annex IV, etc.):	Marpol 73 / 78

M.3 GARBAGE DISPOSAL/GRINDER

Make/model:	Tuff Gutt External Drive Offshore Food Disposer

System type:	Electric motor

Conforms to (Marpol Annex IV, etc.):	Yes

M.4 OILY WATER SEPARATOR

Make/model:	DVZ / DVZ-5000

Conforms to (Marpol Annex IV, etc.):	Marpol 73 / 78

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX D

EQUIPMENT, SERVICES AND FACILITIES FURNISHED

EQUIPMENT, SERVICES AND FACILITIES FURNISHED

Category

Furnished by Contractor, paid by Contractor	1

Furnished by Contractor, paid by Operator, plus handling charge	2

Furnished by Contractor, paid by Operator, no handling charge	3

Furnished by Operator, paid by Operator	4

1.	Contractor’s Items as set forth In Appendix C.	1

2.	Except as otherwise specified maintenance and repair, including repair parts, of Contractor’s Items.	1

3.	Maintenance and repair, including repair parts, of Operator’s Items except as provided in Section 4.4(d).	4

4.	All charges relative to acquisition, shipping and transportation (except charges as provided In Items 61, 62, 64, 65, 66, 70 and 73) of all Contractor’s Items required as replacements or spare parts.	1

5.	Contractor’s Personnel including replacement, subsistence, insurance, wages, benefits, and all other costs related thereto, except for increases pursuant to Section 3.7.	1

6.	Extra personnel in excess of the complement of personnel set forth In Appendix B when requested in writing	3

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

	by Operator.

7.	Overtime beyond normal work schedule for Contractor’s Personnel when requested in writing by Operator.	3

8.	Required licenses, permits, certificates of financial responsibility and clearances to enter upon and depart from drilling location, pursuant to Section 2.5(a).	4

9.	Surveying service and marker buoys to mark drilling location.	4

10.	Sea floor surveys required by Contractor’s Marine Surveyor.	4

11.	Sea bottom coring services at the drilling location if required by Contractor.	4

12.	Fuel, oil, greases, lubricants and hydraulic fluid for Contractor’s Items and Operator’s Items.

	a. Fuel;	4

	b. oil, greases, lubricants and hydraulic fluid for Contractor’s Items.	1

	c. oil, greases, lubricants and hydraulic fluid for Operator’s Items.	4

13.	Water for drilling, washdown and cementing and excess potable water, if required.	4

14.	Drilling fluid and additives including lost circulation material.	4

15.	Mud logging services.	4

16.	Normal welding services required on Operator’s Items to the extent available from Contractor’s Personnel.	1

17.	Welding materials used on Operator’s Items.	2

18.	Pneumatic hoses between supply vessels and Drilling Unit for unloading fuel, water, bulk cement and mud materials including repair and replacement of same:

	a. Initial-hoses;	1

	b. All replacements.	1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

19.	Mooring system between supply vessels and Drilling Unit including repair and replacement:

	a. Initial;	1

	b. All replacements.	2

20.	Pre-slung cargo and pm-slung cargo baskets for use in transporting Contractor’s Items to and from supply vessels.	1

21.	Pre-slung cargo and pre-slung cargo baskets for use in transporting Operator’s Items to and from supply vessels.	4

22.	Towing service for all Drilling Unit moves, as approved by Contractor’s insurance underwriters.	4

23.	Tow lines and bollards.	4

24.	Anchor setting and retrieving with marine vessels including anchor handling crews, if required.	4

25.	Additional anchors and buoy lines, if required, including all repairs and replacement.	3

26.	Inspection of Contractor’s drill pipe, drill collars and other in-hole equipment according to API-IADC and DS-1 Rev 3 Cat 5 standards before operations commence under this Contract, if required, pursuant to Sections 4.1(d)-(e).	1

27.

Inspection of Contractor’s drill pipe, drill collars and other in-hole equipment according to API-IADC and DS-1 Rev 3 Cat 5 standards after operations commence under this Contract at reasonable intervals requested by Operator.

28.	Drill pipe casing protectors (one per joint inside conductor or surface casing) on Contractor’s drill pipe.	1

	a. All additional rubbers or replacements for rubbers installed.	2

29.	Drill pipe casing protectors on other drill pipe furnished by Operator, if required by Operator.	4

30.	Kelly saver sub rubbers, and replacements, for kellys furnished by Contractor.	1

31.	Drill pipe wipers.	1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

32.	Fishing tools other than provided by Contractor as set forth in Appendix C.	4

33.	Repair and/or replacement parts for Contractor furnished fishing tools.	3

34.	Drilling bits, stabilizers, hole openers, reamers, under-reamers, well scrapers, drilling bumper subs, drilling safety joints, hydraulic drilling jars, and other special in-hole equipment, including replacement parts and repairs for same.	4

35.	Directional surveying equipment and service.	4

36.	Deflection drilling tools and service.	4

37.	Drill pipe, drill collars and handling tools other than those specified in Appendix C.	4

38.	Blowout prevention equipment other than as listed in Appendix C.	4

39.	Wellhead equipment and supplies.	4

40.	Tubular goods, hangers, packers and accessories.	4

41.	Casing shoes, float collars, baskets, centralizers, scratchers, scrapers, baffles and other casing accessories.	4

42.	Casing tools as provided in Appendix C.	1

	a. All repairs and replacements, if used.	3

43	Tubing tools, including slips, elevators, power tongs (or jaws for Contractor’s power tongs), wrenches, and tubing pipe wiper.	4

44.	Swabbing equipment, including lubricator, swab valve, swabs, oil savers, sinker bars, rope sockets and jars, if required (except sand line).	4

45.	Swab rubbers and oil saver rubbers.	4

46.	Core barrels and handling tools.	4

47.	Core heads and core catchers.	4

48.	Wireline logging unit, maintenance of unit and logging services.	4

49.	Wireline formation testing and sidewall sampling equipment and services.	4

50.	Drill stem test equipment and services.	4

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

51.	Gun and perforating services.	4

52.	Cement and cementing services.	4

53.	Cementing unit, if specified in Appendix C.	1

NOTE: If Operator uses the services of a cementing service company other than the owner of the cementing unit, any charges imposed upon Contractor by the owner of the cementing unit as consequence thereof shall be for Operator’s account.

54.	Repair and maintenance of Contractor furnished cementing unit.	3

55.	Labor to install servicing equipment by Operator aboard the Drilling Unit and for later removal, if required, including, but not limited to, cementing unit, wireline logging unit, mud logging unit, diving equipment and well testing system.	3

56.	Supplies and materials to install Operator’s Items.	4

57.	Well testing system complete with separators, heaters, gas vents, metering, piping and valves, oil and/or gas burner, necessary booms, piping igniters, fabrication and installation except as provided by Contractor as described in Appendix C.	4

58.	Test tanks for well fluid.	4

59.	Administrative center including offices, office furniture, equipment and supplies for Contractor’s Personnel, warehousing and storage yard at Operating Base for Contractor’s Items, if required.	1

60.	Administrative center including offices, office furniture, equipment and supplies for Operator’s Personnel, warehousing and storage yard facilities for Operator’s Items.	4

61.	Port facilities and dockside area in vicinity of Operating Base for loading and unloading Contractor’s and Operator’s Items on and off supply vessels.	4

62.	Transportation for Contractor’s Items and Personnel:

	a. Routine transportation from point of origin to operating Base;	1

	b. Routine transportation from Operating Base to and return from dockside	1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

	and/or heliport;

	c. Routine transportation from one Operating Base to another,.	1

	d. Temporary lodging, if required, and transportation from Operating Base to and return from dockside and/or heliport and between Operating Bases during evacuation due to weather or other safety reasons;	3

	e. Emergency transportation for both Operator and Contractor, as required.	4

63.	Transportation for Operator’s Items and Personnel to dockside at Operating Base or point of departure and return.	4

64.	Dockside labor and equipment at Operating Base to load and unload Contractor’s and Operator’s Items from or to land transportation and from or to supply vessels.	4

65.	Marine transportation for Contractor’s and Operator’s Items and Personnel from dockside to Drilling Unit and return with supply vessels supplied by Operator:	4

	a. Crew boats to transport personnel of Operator and Contractor, if required;	4

	b. Standby boat, if required.	4

66.	Storage space at dock site for Contractor’s Items.	1

67.	Storage space at dock site and Operating Base for Operator’s Items.	4

68.	Onshore transportation for Contractor’s shorebased personnel.	1

69.	Onshore transportation for Operator’s shorebased personnel	4

70.	Duties, fees, licenses, pilotage fees, wharfage fees, harbor fees and costs or similar charges including any sales taxes or clearing agent or brokerage fees relating to Contractor’s Items and replacements or spare parts.	1

71.	Duties, fees, licenses, pilotage fees, wharfage fees, harbor fees and costs or similar charges including any sales taxes or clearing agent or brokerage fees relating to Operator’s Items and replacements or spare parts.	4

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

72.	Communication system from Drilling Unit to supply vessel and supply vessel to Operator’s Operating Base office or direct to Operating Base, including permits and licenses:	4

	a. Communication system from Drilling Unit to Contractor’s office or shore base, including permits and licenses;	1

	b. Communication system operators.	4

73.	All helicopter transportation as required including medical evacuation.	4

	a. Non-directional beacon for helicopter operations.	4

74.	Helicopter refueling system aboard Drilling Unit including helicopter fuel tanks, fuel tank stand, fuel pump filters, hoses and grounding systems.	1

75.	Helicopter fuel and lubricants.	4

76.	Special or additional helicopter safety equipment aboard Drilling Unit.	4

77.	Diver services as required.	4

78.	Meals and quarters for all of Contractor’s Personnel and up to and including seven (7) Operator’s Personnel.	1

79.	Meals and quarters for Operator’s Personnel in excess of seven (7) per day to be charged at $20.00 per meal and $20.00 per bed.	3

80.	Waste storage, removal and disposal, including any required registration and permits.	4

	a. Trash compactor and supplies.	1

	b. Disposal of Contractor’s hazardous waste	1

	c. Disposal of Operator’s hazardous waste	4

81.	Contractor’s Insurance as provided In Appendix F.	1

82.	Operator’s Insurance as provided in Appendix F.	4

83.	Maintenance and repair including repair parts:

	a. Of Contractor’s surface equipment except as provided in Section 8.1;	1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

	b. Rubber goods in Contractor’s BOP’s;

	(i) Initial supply in as new condition at Commencement Date	1

	(ii) Replacement after the initial set	3

	c. Of Contractor’s subsurface equipment as provided in Sections 8.1(a)-(b);	3

	d. Of Contractor’s mooring equipment including pendant lines.	N/A

	e. Of Contractor’s acoustic beacons.	1

84.	Extra labor (in excess of supply vessel’s personnel) required aboard supply vessels when alongside Drilling Unit to unload or load Contractor’s and/or Operator’s Items.	4

85.	Anchor piles, if required, and placement of same.	4

86.	Subsea equipment:

	a. Wellhead equipment;	4

	b. Wellhead connector from BOP stack to wellhead as specified in Appendix C;	1

	c. Subsea running tools for wellheads, if required;	4

	d. Contractor’s surface or subsea blowout preventer system as described in Appendix C;	1

	e. Wellhead temporary guidebase, if required;	4

	f. Wellhead guide post structure, if required;	4

	g. Jetting tools for jetting in conductor casing, if required;	4

	h. Guide arms and bushings for drilling conductor hole and running conductor casing, if required;	4

	I. Repair and/or replacement for Items (a), (c), (e), (f), (g) and (h).	4

87.	Screens for shale shakers up to and including 100 mesh.	1

	a. Screens for shale shakers above 100 mesh.	3

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

88.	All screens for mud cleaners.	3

89.	Weather forecast services, if required.	4

90.	Conductor drive hammer and accessories, if applicable, including repairs and/or replacement.	4

91.	Personal protective equipment for Contractor’s Personnel when using or handling corrosive or hazardous materials.	3

92.	Any PVT equipment or other monitoring devices other than specified In Appendix C.	4

93.	Corporate registration for Contractor (if required).	1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX E

RIG ACCEPTANCE CRITERIA

Rig Acceptance Testing means those procedures, maneuvers, tests, and other actions that Contractor shall perform at Operator’s direction to evidence the Rig’s satisfaction of the Rig Acceptance Criteria, and serves as the final verification that systems are fit for purpose and installed and working in an acceptable manner.  Rig Acceptance Testing is designed to demonstrate this readiness.  In addition, a significant goal of the Rig Acceptance Testing is to ensure that Contractor’s Personnel are suitably trained and competent in the operation of the Rig and the performance of the Work, and that the necessary documentation, such as risk assessments and work instructions, are in place.  The procedures, maneuvers, tests, and other actions set out operational steps in a form that allows the Rig Acceptance Testing to be performed safely, effectively and efficiently.  As a result, many of the Rig Acceptance Testing procedures, maneuvers, tests, and other actions are jointly developed, prepared, and mutually agreed by Operator and Contractor, and in accordance with Good Industry Practice.

Therefore, as of the Effective Date, all of the Rig Acceptance Testing procedures, maneuvers, tests, and other actions are not available for this Appendix E.  For many systems, procedures may be developed and drafted, or revised, jointly between the Operator and Contractor during other Rig Acceptance Testing procedures, maneuvers, tests, or other actions.  Critical systems (some of which are described below) must be tested and proven before the Rig can be accepted.  Contractor acknowledges and agrees that the below descriptions do not constitute the entirety of the Rig Acceptance Testing procedures, maneuvers, tests, and other actions nor the exclusive systems to be tested and/or tests to be performed, and that the below may be amended, revised, or supplemented by Operator.

Marine Systems

•                  Successfully pass HSE audit, including safety critical systems, such as gas detection and emergency evacuation

•                  Demonstrate Ballast Control System

•                  Demonstrate Dynamic Positioning System

•                  Demonstrate ability of Power Management System to handle maximum expected loads, including drilling loads

Drilling Systems

•                  Successfully pass API Hoisting System audit

•                  Demonstrate bulk transfer capabilities

•                  Top Drive continuous torque and speed test

E-1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Well Control Systems

•                  Function Test BOP’s on the Test Stump on one pod

•                  Pressure Test BOP’s on the Test Stump on the alternate pod

•                  Function Test EDS Sequence on the Test Stump

•                  Test Dead-Man BOP Stack Emergency Function on the Test Stump

•                  Test Auto-Shear BOP Stack Emergency Function on the Test Stump

•                  Accumulator Draw-down Test Subsea

•                  Function Test BOP’s Subsea on one pod

•                  Pressure Test BOP’s Subsea on the alternate pod

•                  Demonstrate Emergency Disconnect of LMRP Subsea

•                  Function Test Dead-Man BOP Stack Emergency Function Subsea

•                  Function Test Auto-Shear BOP Stack Emergency Function Subsea

•                  ROV / Hot stab intervention functions tested

E-2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX F

INSURANCE

Minimum Insurance Coverage to be maintained by Contractor

Prior to the Term Commencement Date and during the term of this Drilling Contract, Contractor shall maintain at its sole cost and expense (except as provided in Appendix A, Section 7.2(g)) the following policies of insurance, and Contractor shall provide Operator copies of insurance certificates establishing coverage in accordance with the following requirements:

A.            Commercial General Liability insurance (including coverage for bodily injury and property damage, and contractual liability, with territorial extension to cover the Area of Operations and all other locales where Work is performed) with limits of not less than One Million U.S. Dollars (US $1,000,000.00) combined single limit per occurrence and not less than Two Million U.S. Dollars (US $2,000,000.00) in the aggregate.

B.            Automobile Liability Insurance covering owned, hired and non-owned vehicles or automotive equipment used by Contractor with limits of One Million U.S. Dollars (US $1,000,000.00) combined single limit per occurrence for bodily injury and property damages, including contractual liability to cover liability assigned under this Drilling Contract.

C.            Worker’s Responsibility and Employer’s Liability insurance to cover Contractor’s Personnel in accordance with all applicable requirements of the country where the Work is being performed and as per the employee’s state or country of hire, with limits of not less than One Million U.S. Dollars (US $1,000,000.00) per accident or occurrence, without limitation (and without any “employer’s liability exclusion”):

i.      If not included in the Protection and Indemnity Insurance (as described at paragraph E herein), protection against liability of the employer to provide transportation, wages, maintenance and cure fund to maritime employees and a Voluntary Compensation Endorsement.

ii.     Coverage amended to provide that a claim In Rem shall be treated as a claim against the employer.

iii.    Territorial extension to cover all areas in which Work is performed, including the Area of Operations.

iv.    “Alternate Employer or Borrowed Servant” Endorsement stating that a claim brought against Operator as a “Borrowed Servant” by any person who is on the payroll of Contractor or its subcontractors shall be treated as a claim against Contractor or its subcontractor.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

For all vessels owned, operated, chartered or brokered by or for Contractor in connection with its Work under the Drilling Contract, Contractor shall carry or require the owner or operator of such vessels to carry (including Umbrella and/or Excess Liability Insurance) the following:

D.            Hull and Machinery Insurance — Full Form Hull and Machinery Insurance/Increased Value Insurance, including Collision Liability, with the sistership clause unamended, with limits of liability at least equal to the replacement cost value of the vessel (as declared) and with navigational limits adequate for Contractor to perform the Work and services under the Drilling Contract. Where the vessel(s) engage in towing operations, said insurance shall include full Tower’s Liability with the sistership clause unamended.  Any language in this policy which limits the coverage to an additional insured who is not a member of Contractor Group and/or who is not entitled to limitation of liability shall be deleted.

E.             Protection and Indemnity Insurance — Coverage, on a Mobile Offshore Unit entry basis, with limits of not less than Five Hundred Million U.S. Dollars (US $500,000,000.00) combined single limit per occurrence, including insurance for compulsory removal of wreck and debris coverage, and liability for seepage, pollution, containment and cleanup on a sudden and accidental basis. This insurance shall be equivalent to Form SP-23, including coverage for injuries to or death of master, mates and crews of vessels, Tower’s Liability (with the sistership clause unamended), sue and labor and salvage charges, and contractual liability.  If Contractor’s P&I Club offers an exclusion to any of its members under Mobile Offshore Unit entry to any P&I policy language which limits the coverage to an additional insured who is not the named insured and/or who is not entitled to limitation of liability, Contractor upon becoming aware of same shall so notify Operator, and Operator shall have the option, in its sole discretion, to require Contractor to obtain such exclusion if available to Contractor and any associated additional premium costs and/or increased deductibles shall be solely for the account of Operator.

F.              Charterers Legal Liability Insurance in respect of any non-owned vessels for bodily injury and property damage with limits of not less than One Million U.S. Dollars (US $1,000,000.00) combined single limit per occurrence.

G.            Aircraft Liability Insurance covering fixed and rotary winged aircraft (where Contractor has hired aircraft or helicopters) with combined single limit coverage for public liability, passenger liability and property damage of not less than Five Million U.S. Dollars (US $5,000,000.00) combined single limit per occurrence covering all owned, non-owned and hired aircraft by Contractor in connection with the work to be performed.

H.           Umbrella/Excess Liability Insurance Coverage providing coverage excess of insurance requirements set forth in numbered paragraphs A, B, C, E, F and G of this Appendix F in the amount of at least Fifty Million U.S. Dollars (US $50,000,000.00) following form of the primary insurance coverages for P&I and London Umbrella form (or equivalent) for other coverages.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

I.                If not included in the Hull and Machinery Insurance or Property Insurance, Voluntary and/or Contractual Removal of Wreck and/or Debris Insurance covering Contractor’s property in the amount of not less than Fifty Million U.S. Dollars (US $50,000,000.00) per occurrence.

To the extent of the indemnities and liabilities contractually assumed by Contractor under the Drilling Contract, all such policies described above in paragraphs A through I shall include (i) provisions for waiver of underwriters’ rights of subrogation against Operator and Operator Group, (ii) be endorsed (except the Worker’s Responsibility Insurance) to include Operator and Operator Group as additional named insureds and to provide that such insurances shall be primary over any insurances that may be maintained by Operator or Operator Group, and (iii) be written (except the Worker’s Responsibility Insurance) to provide that claims in rem shall be treated as claims in personam, and to provide coverage for any of the additional insureds in the same manner as would have been provided such additional insured if separate policies had been issued in the name of each additional insured thereunder.

Contractor’s insurance broker shall endeavor to provide not less than thirty (30) days prior written notice to Operator in the event of cancellation or any material changes in the policies which affect the interests of Operator or Operator Group.

When requested by Operator, Contractor shall furnish, or cause to be furnished to Operator, in the manner above provided, certificates of insurance coverage for each subcontractor. Should the insurance coverages maintained by a subcontractor be less than the minimum requirements for Contractor, as set out above, Operator may require Contractor, or require Contractor to cause the relevant subcontractor of Contractor, to secure coverages of the types and in the amounts generally maintained in accordance with Good Industry Practices by similarly situated subcontractors operating in the Area of Operations.  The Parties acknowledge and agree that the coverage required hereunder may be provided through a combination of policies that is different than those described above.

Minimum Insurance Coverage to be maintained by Operator

Prior to the Term Commencement Date and during the term of this Drilling Contract, Operator shall maintain at its sole cost and expense the following policies of insurance, and Operator shall provide Contractor copies of insurance certificates establishing coverage in accordance with the following requirements:

1)

a)             Worker’s Responsibility and Employer’s Liability insurance to cover Operator’s personnel in accordance with all applicable requirements of the country where the Work is being performed and as per the employee’s state or country of hire, with limits of not less than One Million U.S. Dollars (US $1,000,000.00) per accident or occurrence, without limitation (and without any “employer’s liability exclusion”):.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

b)             Commercial General Liability and Automobile Liability Insurance with a combined personal injury and property damage limit of not less than One Million U.S. Dollars (US $1,000,000) per occurrence. Such insurance shall also include; third party liability for underground damage or loss of or damage to oil or gas reservoirs, contractual liability, action over, premises/XCU/products/completed operations, and seepage & pollution, operations conducted over water or involving watercrafts and loss of production. Any watercraft or underground resource exclusion should be deleted.

c)              “All Risk” Insurance, equal to the replacement value (as declared) but subject to a nominal deductible, covering physical loss or damage (including wreck/debris removal) to all platform(s), pipeline(s) and facilities where Operator or its Affiliates have an interest at or near the well site and any approaches thereto and Operator’s Items and other property (owned or hired) of Operator and its subcontractors including coverage while such property is on board the Rig or loss/damage during use, loading, unloading or while in transit. The Parties agree that where Operator and its Affiliates insure their interest in such platform(s), pipeline(s) and facilities, Operator may fulfill its obligations under this sub-Section (1)(c) by causing such Affiliates to provide the coverage required hereunder (including all endorsements) to the extent of each Affiliate’s interest in the platform(s), pipeline(s) and facilities.

d)             Operator’s Extra Expense Insurance in the amount of not less than three (3) times the amount of Operator’s dry hole AFE but no more than Four Hundred Million U.S. Dollars (US $400,000,000.00) combined single limit (100%) per occurrence to cover any and all sums which Operator and/or Contractor may be obligated to incur as expenses and/or liabilities which may be incurred on account of bringing under control an oil or gas well which is out of control or extinguishing an oil or gas well fire, redrilling or repair of loss or damage to an oil or gas well, seepage and pollution, cleanup and contamination arising from operations under this Drilling Contract.

e)              Aircraft Liability Insurance covering fixed and rotary winged aircraft provided by Operator with a combined single limit coverage for public liability, passenger liability and property damage of not less than Five Million U.S. Dollars (US $5,000,000.00) combined single limit per occurrence covering all owned and non-owned aircraft used in connection with this Contract.

f)               Excess Liability Insurance covering liabilities arising out of operations worldwide, with a combined minimum limit of not less than Fifty Million U.S. Dollars ($50,000,000.00) over and above the primary liability limits of all underlying insurance policies as required herein.

To the extent of the indemnities and liabilities contractually assumed by Operator under the Drilling Contract, all such policies described above in paragraphs 1(a) through (f) shall (i) include provisions for waiver of underwriters’ rights of subrogation against Contractor and Contractor Group, (ii) be endorsed (except the Worker’s Responsibility Insurance) to include

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Contractor and Contractor Group as additional named insureds and to provide that such insurances shall be primary over any insurances that may be maintained by Contractor and Contractor Group, and (iii) be written (except the Worker’s Responsibility Insurance) to provide that claims in rem shall be treated as claims in personam, and to provide coverage for any of the additional insureds in the same manner as would have been provided such additional insured if separate policies had been issued in the name of each additional insured thereunder.

Operator’s insurance broker shall endeavor to provide not less than thirty (30) days prior written notice to Contractor in the event of cancellation or any material changes in the policies which affect the interests of Contractor and Contractor Group.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX G

OPERATOR’S MINIMUM HEALTH, SAFETY, SECURITY

AND ENVIRONMENTAL REQUIREMENTS

HSE MANAGEMENT SYSTEMS (HSE MS)

•                  Operator contractors must have an appropriate and fully-implemented HSE MS (Safety Environmental Management System, or SEMS) designed to address HSSE issues associated with the equipment, facilities and services the Contractor provides to Operator.

•                  The Contractor HSE MS must be in conformance with ANSI Z10, OHSAS 18001, or other recognized and internationally accepted protocol.

•                  Consistent with the contractor’s scope of work, the Contractor’s HSE MS will conform to the requirements of the Operator’s HSSE MS (SEMS).

•                  The Contractor will be knowledgeable of all regulations applicable to equipment, facilities and services provided to Operator.

•                  As evidence of the understanding, agreement and endorsement of the Operator’s HSSE MS (SEMS) and related SEMS elements, the Contractor and Operator will jointly develop and affirm a SEMS Interface Documents or Bridging Document.

•                  Unless otherwise agreed to or as provided for in the Drilling Contract, the Contractor will conform to and comply with the requirements stipulated in applicable regulations as they apply to the contractor’s scope of work for Operator.

SUBCONTRACTOR HSSE MANAGEMENT

•                  All subcontractors selected by the Contractor to provide services on Operator projects are subject to the following requirements:

•                                          All subcontractors must have been evaluated and accepted based on the contractor’s HSSE evaluation process before performing services.

•                                          All known subcontractors must be identified to the appropriate Manager and Procurement Manager of Operator before contracting, or as soon as possible before mobilization.

•                                          Activities requiring the use of subcontractors that are not yet determined must be identified to Operator’s Manager; upon determination, the subcontractor must be identified to Operator’s Manager.

•                                          HSSE evaluation documentation must be provided to Operator upon request.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

•                                          Operator reserves the right to refuse the use of subcontractors based on unacceptable HSSE evaluations or performance.

PEC PREMIERE STANDARDIZED SAFETY QUESTIONNAIRE (SSQ)

•                  Contractors shall enter OSHA recordkeeping and HSSE MS information in the PEC Premiere SSQ before commencing activities at Operator facilities.

•                  Upon request, the Contractor shall make available to Operator the contractor’s HSE MS, including policies, standards, procedures, and project-specific documentation including incident logs, JSAs, MOCs, and other related documents.

•                  Contractors shall update OHSA recordkeeping data in the PEC Premiere SSQ within 30 days of the end of each calendar quarter.

•                  Contractors shall update the PEC Premiere SSQ as required due to any changes in the HSSE MS.

KNOWLEDGE, SKILLS AND ABILITIES (KSA)

•                  Contractors shall have a detailed training and competency (knowledge, skills, and abilities, or KSAs) documentation policy defining at a minimum:

•                                          Training requirements by job classifications.

•                                          KSA requirements by job classifications.

•                                          Documentation of demonstration of KSAs.

•                                          Recordkeeping requirements consistent with the Operator’s HSE MS and applicable regulations.

•                  HSE and Skill Training must be available in English and in Portuguese. This requirement applies to:

•                  Instructor Presentations

•                  DVDs and Video

•                  Manuals, Workbooks and Study Materials

•                  Rig Signage

•                  Training records must be legible and readily supplied upon request by Operator

•                  Individual KSA documentation may be requested by Operator prior to contractor personnel accessing Operator’s facilities.

•                  All contractor personnel accessing Operator’s offshore facilities must comply with the governing Offshore Travel Requirements.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIT FOR WORK

•                  Contractors shall have a process in place to determine the fitness for duty for all personnel accessing Operator’s facilities.

•                  Documentation of the fitness for duty of all Contractor’s Personnel shall be provided to Operator upon request

SHORT SERVICE EMPLOYEE (SSE) PROGRAM

•                  As SSEs represent elevated risks associated with them providing services, contractors shall implement a process to manage employees with less than 6 months of experience working for the contractor or in a new job classification.

•                  The SSE program shall address the following:

•                                          Client notification regarding SSE personnel.

•                                          SSE employment length definition.

•                                          Method of identification.

•                                          Mentoring.

•                                          Maximum percent of SSE personnel per crew without variance.

•                                          Requirements for graduation from the program.

PERSONNEL PROTECTION EQUIPMENT (PPE)

•                  Contractors shall conduct hazard assessments of work activities and facilities to address hazards and establish minimum PPE.

•                  Contractors shall ensure that contractor personnel maintain all required PPE on their persons and are knowledgeable of all PPE required by Operator and contractor HSSE MS.

•                  Contractor personnel shall understand and conform to PPE rules as identified in Operator’s or Operator’s contractors’ site-specific orientations.

ALCOHOL AND DRUG PROGRAM

•                  Contractors shall, at minimum, have a written alcohol and drug program that complies with applicable regulations and provide for a drug-free workplace.

OPERATING PROCEDURES

•                  Based on the equipment, facilities, and services provided to Operator, contractors are required to develop operation procedures that are consistent with applicable regulations and safe work practices.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MECHANICAL INTEGRITY PROGRAMS

•                  Based on the equipment, facilities, and services provided to Operator, contractors are required to develop Quality Assurance and Mechanical Integrity programs that are consistent with applicable regulations and safe work practices.

HAZARD IDENTIFICATION AND MANAGEMENT

•                  Based on the equipment, facilities, and services provided to Operator, contractors are required have current and appropriate hazard analysis consistent with governing regulatory requirements.

•                  Contractors may be required to participate in or facilitate hazard identification processes, including HAZOP, HAZID, task risk assessment, and Job Hazard Analysis as determined by the contractor scope of work and the Operator’s Supervisor.

JOB SAFETY ANALYSIS (JSA)

•                  Contractors must implement an acceptable, regulatory compliant JSA process.

SAFETY OBSERVATION PROGRAMS

•                  Prime contractors must have formal, fully-implemented safety observation programs.

•                  Subcontractors and smaller contractors that do not have safety observation programs must participate in the safety observation program currently active at the applicable Operator location.

INCIDENT MANAGEMENT AND INVESTIGATION

•                  All incidents at Operator’s facility locations, or facility locations of designated contractors and subcontractors, shall be reported immediately to Operator’s supervisor or site representative in conformance with the Operator Incident Investigation Procedure (HOU-UNI-HSSE-PRO-205).

•                  Subsequent case management reports for any incidents must be provided to Operator upon request.

•                  Contractors must investigate all incidents that result in real or potential impact to personnel, equipment, environment, or the reputation of Operator and must use causal-factor analysis in conformance with the Operator Incident Investigation Procedure (HOU-

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

UNI-HSSE-PRO-205).  Operator may elect to be part of the investigation team at any time

MANAGEMENT OF CHANGE (MOC)

•                  All contractors shall implement a regulatory-compliant MOC process.

•                  Bridging documents shall define which organization’s MOC policy to use and must include additional project elements, decision flowcharts, roles and responsibilities, and all other MOC issues pertaining to the project.

•                  At a minimum, contractor MOC policies must address changes in the following:

•                                          Procedures and work practices.

•                                          Personnel.

•                                          Equipment.

•                                          Facilities.

HSSE AUDITS AND ASSESSMENTS

•                  Desktop audits are HSSE MS evaluations conducted at Operator’s offices that use documentation provided by contractors. Contractors shall make HSSE MS information available upon request for use in completing desktop audits.

•                  Field audits are HSSE evaluations conducted at contractor facilities. Contractors shall make a knowledgeable representative and all requested HSSE material available for use in completing field audits of the contractor’s HSSE MS, equipment, and facilities.

•                  Unless otherwise agreed, contractors are expected to audit all subcontractors’ HSSE MS and will provide the results of subcontractor audits to Operator upon request.

STOP WORK AUTHORITY (SWA)

•                  The contractor must have a fully implemented, regulatory-compliant SWA program.

•                  The contractor SWA program must include personnel training, hazard mitigation, and return-to-work requirements.

VARIANCE FROM HSSE EXPECTATIONS

•                  Unless formal exceptions are taken by the Contractor and accepted by Operator, the HSSE requirements defined in this procedure are contractual obligations of the Contractor while providing products and/or services to Operator.

•                  Exception requests must be submitted in writing, and are reviewed, evaluated, and decided upon by the appropriate Manager and HSSE Manager of Operator. For approved exception requests, HSSE issues a variance to the Contractor.

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX H

CONTRACTOR’S FINAL RELEASE CERTIFICATE AND INDEMNITY

The undersigned, Universal Energy Resources Inc., a company organized and existing under the laws of the British Virgin Islands, having offices at 325 Waterfront Drive, P.O. Box 985, Wickham’s Cay, Road Town, Tortola, British Virgin Islands (“Contractor”), has entered into that certain Offshore Drilling Contract dated July 30, 2012 (the “Drilling Contract”) with CIE Angola Block 21 Ltd., a company organized and existing under the laws of the Cayman Islands, having offices at Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024 (“Operator”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Drilling Contract.

With respect to all conduct undertaken, authorized, or approved by Contractor or any member of Contractor Group or other Persons working for or on behalf in furtherance of securing all governmental permits, consents, approval, licenses, registrations and authorizations necessary for Contractor and Contractor Group to operate in and offshore the Host Country and to complete registration in Host Country, including any and all steps taken with regard to the formation and registration of Petroserv-Formafor LDA (“Registration Matters”), Contractor hereby certifies that it and its Group have complied with all Applicable Anti-Corruption Laws.

Specifically, Contractor confirms that neither it, nor any member of its Group or other Persons working for or on behalf with regard to Registration Matters has made, offered, authorized or promised to make, any payment, gift, promise or other advantage (including any fee, gift, sample, travel expense, entertainment, service, equipment, loan, debt forgiveness, donation, grant or other payment or support in cash or in kind), directly or indirectly, to any Prohibited Person for the purpose of obtaining or retaining business or favorable government action, influencing any official act or decision of a Prohibited Person or inducing such Prohibited Person to use his or her influence to affect or influence any governmental act or decision or otherwise secure any improper advantage for any Person or that would otherwise violate any Applicable Anti-Corruption Law.

In connection with this Contractor’s Final Release Certificate and Indemnity, Contractor agrees that it shall be responsible for and hold harmless and indemnify Operator Group from and against any and all claims, demands causes of action, damages, judgments and awards of any kind or character, without limit and without regard to the cause or causes thereof, including claims, demands and causes of action, and any and all losses and liabilities arising from a breach of the foregoing Anti-Corruption compliance representation.

[ Signature Page Follows ]

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CONTRACTOR:

UNIVERSAL ENERGY RESOURCES INC.

By:
Name:
Title:

AFFIDAVIT

On this       day of                         , 2012, before me appeared the above-signed, known or identified to me personally, who, being first duly sworn, did say that s/he is the authorized representative of Contractor and that this document was signed under oath personally and on behalf of Contractor.

Notary Public

My term expires (date):

H-2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

APPENDIX I

FORM OF FINAL LIEN AND CLAIM WAIVER

The undersigned, Universal Energy Resources Inc., a company organized and existing under the laws of the British Virgin Islands, having offices at 325 Waterfront Drive, P.O. Box 985, Wickham’s Cay, Road Town, Tortola, British Virgin Islands (“Contractor”), has, pursuant to that certain Offshore Drilling Contract dated July 30, 2012 (the “Drilling Contract”) with CIE Angola Block 21 Ltd., a company organized and existing under the laws of the Cayman Islands, having offices at Cobalt Center, 920 Memorial City Way, Suite 100, Houston, Texas 77024 (“Operator”), furnished the New-build Semi-Submersible Drilling Rig SSV Catarina and associated equipment appurtenant thereto as set forth in Appendix C to the Drilling Contract (collectively, the “Rig”) to perform the Work under the Drilling Contract.  Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Drilling Contract.

Upon receipt of final payment due Contractor under Article III of the Drilling Contract in the amount of [$                    ], Contractor waives and releases any and all liens or claims of liens in connection with amounts owing to Contractor for compensation or reimbursement under the Drilling Contract, and all claims, demands, actions, causes of action or other rights at law, in contract, tort, equity or otherwise against Operator for such amounts, and any and all claims or rights against any labor and/or material bond, which Contractor has, may have had or may have in the future arising out of the Drilling Contract, the Rig or the Work, whether or not known to Contractor at the time of the execution of this Final Lien and Claim Waiver; provided, however, the following items are expressly excluded from this waiver and release:

1.                                             ;

2.                                             ;

3.                                             ;

4.                                             .

Contractor represents that all of its obligations, legal, equitable or otherwise, relating to or arising out of the Drilling Contract, the Work or subcontracts have been fully satisfied (except for that Work and those obligations that survive the termination or expiration of the Drilling Contract, including warranties), including payment to subcontractors and employees of Contractor and payment of Taxes, except for amounts, claims, liabilities, and obligations which Contractor is contesting in good faith, and represents that it has obtained and complied with all applicable registrations, licenses, permits and laws of Host Country in connection with the Work.

Contractor agrees to indemnify, defend and hold harmless Operator from and against any and all losses, claims, liens, damages, costs and expenses of any nature brought by any

I-1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[***]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

subcontractor or subconsultant or any employee, officer, director or agent of subcontractor or any subconsultant, against Operator arising out of or relating to the Drilling Contract, the Rig or the Work performed by Contractor.

This Final Lien and Claim Waiver is freely and voluntarily given and Contractor acknowledges and represents that it has fully reviewed the terms and conditions of this Final Lien and Claim Waiver, that it is fully informed with respect to the legal effect of this Final Lien and Claim Waiver, and that it has voluntarily chosen to accept the terms and conditions of this Final Lien and Claim Waiver in return for the payment recited above.  Contractor understands, agrees and acknowledges that, upon payment, this document waives rights unconditionally and is fully enforceable to extinguish all claims of Contractor as of the date of execution of this document by Contractor except as expressly provided herein and except with respect to those obligations and liabilities of Operator that survive the termination or expiration of the Drilling Contract, including the assumption of responsibility, release, defense, hold harmless, and indemnity obligations of Operator.

CONTRACTOR:

UNIVERSAL ENERGY RESOURCES INC.

By:
Name:
Title:

AFFIDAVIT

On this        day of                         , 2012, before me appeared the above-signed, known or identified to me personally, who, being first duly sworn, did say that s/he is the authorized representative of Contractor and that this document was signed under oath personally and on behalf of Contractor.

Notary Public

My term expires (date):

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